Dreyfus
      Investment Portfolios,
      Core Bond Portfolio
      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            17   Statement of Financial Futures

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            22   Financial Highlights

                            24   Notes to Financial Statements

                            31   Report of Independent Auditors

                            32   Important Tax Information

                            33   Board Members Information

                            35   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                            Core Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Core Bond Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

In stark contrast to the stock market's overall dismal performance, bonds from government and corporate issuers generally performed well in 2002. In fact, 2002 marked the third consecutive year of broad bond market gains and stock market losses. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher and investment-grade corporate bonds also performed well, despite the bankruptcies of several major U.S. corporations.

Can bonds continue to produce attractive total returns in 2003? No one can know for sure. However, we believe that sector allocation and security selection will be key in 2003, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

January 15, 2003




DISCUSSION OF PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Investment Portfolios, Core Bond Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio's Initial shares achieved a total return of 6.70% and its Service shares achieved a total return of 6.78% .(1) In comparison, the Merrill Lynch U.S. Domestic Master Index, the portfolio's benchmark, achieved a total return of 10.41% for the same period.(2

We attribute the portfolio's positive overall performance to declining interest rates and heightened investor demand for high-quality, fixed-income securities. However, the portfolio's returns trailed its benchmark, primarily because of its relatively heavy exposure to both investment-grade corporate bonds and high-yield corporate bonds, which underperformed comparable U.S. government securities during the reporting period.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return through both capital appreciation and current income. The portfolio invests at least 80% of its assets in bonds, including U.S. Treasury securities, U.S. government agency securities, corporate bonds, foreign bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The portfolio may invest up to 35% of its assets in bonds rated below investment-grade credit quality, also known as high-yield securities.

Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the portfolio's average duration to keep cash available for the purchase of higher-yielding securities as they become available. If interest rates appear to be declining, we

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

     will generally increase the portfolio's average duration to lock in prevailing yields.

* SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness based on prevailing and expected market and economic conditions.

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of their issuers.

What other factors influenced the portfolio's performance?

A variety of economic and market influences benefited most areas of the bond market during the reporting period. Perhaps most significant, persistent economic weakness led to further short-term interest-rate reductions by the Federal Reserve Board (the "Fed"), which in November cut the federal funds rate another 0.50 percentage points. Because most bond prices move in the opposite direction of interest rates, lower rates generally led to higher bond prices. This was especially true for U.S. Treasury securities.

Many high-quality bonds were also positively affected by corporate scandals during the reporting period. As accounting irregularities and other ethical lapses mounted, investors increasingly shifted assets away from credit-sensitive securities, including stocks and many corporate bonds, toward highly rated fixed-income investments, such as U.S. government securities. This "flight to quality" was further intensified by declining stock prices and war fears.

While some investment-grade corporate bonds fared well in 2002 because of robust investor demand, most high-yield corporate bonds and many investment-grade corporate bonds performed relatively poorly in comparison to U.S. government securities. In fact, 2002 included two of the worst performing months in the history of the high-yield market. Because we emphasized corporate bonds during much of the reporting period, our sector allocation strategy detracted from the portfolio's overall performance. By the same token, the portfolio's returns were hurt by its relatively light exposure to U.S. Treasury securities, which we believed were overvalued at the start of 2002. We were proved wrong on this score, and Treasuries ended the year as the bond market's top performer.

The effects of our sector allocation strategy were partly offset by our successful duration management strategy, which attempts to benefit from changes in interest rates. By maintaining the portfolio's average duration at points that were generally longer than average for most of the year, we were able to maintain higher yields for as long as we deemed practical.

What is the portfolio's current strategy?

We  continue  to  believe  that credit-sensitive securities represent attractive values, and we expect prices to firm as the economy strengthens. In our view, the Fed' s November rate cut was probably its last for the current cycle, and further attempts to boost the economy over the near term may come primarily from fiscal stimuli, such as tax cuts. While we have continued to maintain above-benchmark positions in high-yield bonds, we have attempted to reduce company-specific risks by increasing the portfolio's level of diversification and purchasing securities that reflect the composition of leading high-yield indices. We have also recently increased the portfolio' s holdings of dollar-denominated bonds from overseas banks, called Yankee bonds. While the prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates, we believe these bonds will be beneficial because of the likelihood of further rate cuts in Europe.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH U.S. DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment
Portfolios,  Core Bond Portfolio Initial shares and Service shares and the
Merrill Lynch U.S. Domestic  Master Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 5/1/00              6.70%             7.45%

SERVICE SHARES                                                                 5/1/00              6.78%             7.45%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, CORE BOND PORTFOLIO ON 5/1/00 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH U.S. DOMESTIC MASTER INDEX (THE "INDEX") ON THAT DATE.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. GOVERNMENT, MORTGAGE AND BBB OR HIGHER RATED CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR. U.S. TREASURY SECURITIES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION AND CORPORATE AND GENERIC MORTGAGE-BACKED SECURITIES OF $100 MILLION PER ISSUE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2002

STATEMENT OF INVESTMENTS

                                                                                                Principal
BONDS AND NOTES--98.2%                                                                         Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--1.4%

American Airlines,

  Pass-Through Trust Ctfs.,

   Ser. 2001-1, Cl. A2, 6.817%, 2011                                                            275,000                  236,422

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                         168,000                  124,320

Continental Airlines,

  Pass-Through Ctfs.:

      Ser. 1998-1, Cl. A, 6.648%, 2017                                                          266,064                  232,618

      Ser. 1999-1, Cl. A, 6.545%, 2019                                                          215,243                  186,913

Delta Airlines,

  Pass-Through Ctfs.,

   Ser. 2001-1, Cl. B, 7.711%, 2011                                                              83,000                   69,365

Goodrich (B.F.),

   Notes, 7%, 2038                                                                              463,000                  413,854

US Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                           42,614  (m)              10,654

                                                                                                                       1,274,146

ASSET-BACKED CTFS./AUTOMOTIVE--.1%

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                             121,000                  129,423

ASSET-BACKED CTFS./CREDIT CARDS--.6%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                             525,000                  536,025

ASSET-BACKED CTFS./EQUIPMENT--1.1%

Xerox Equipment Lease Owner Trust,

   Ser. 2001-1, Cl. A, 3.42%, 2008                                                              947,098  (a,b)           953,652

ASSET-BACKED CTFS./HOME EQUITY LOANS--2.6%

Conseco Finance Home Loan Trust,

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                             350,000                  383,446

Conseco Finance Securitizations:

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             141,695                  143,692

   Ser. 2001-A, Cl. IIA2, 6.52%, 2032                                                           470,000                  479,682

GE Capital Mortgage Services,

   Ser. 1999-HE1, Cl. A7, 6.265%, 2029                                                          425,405                  449,390

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            136,451                  141,849

Saxon Asset Securities Trust,

   Ser. 2001-2, Cl. AF6, 6.312%, 2016                                                           750,000                  799,216

                                                                                                                       2,397,275


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./MANUFACTURED HOUSING--.0%

Conseco Finance Securitizations,

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                             19,672                   19,724

AUTOMOTIVE--1.8%

Ford Motor:

   Bonds, 7.875%, 2010                                                                          347,000                  349,659

   Bonds, 7.375%, 2011                                                                          646,000                  629,101

   Global Landmark Securities, 7.45%, 2031                                                      162,000                  141,298

GMAC,

   Bonds, 8%, 2031                                                                              491,000                  495,064

                                                                                                                       1,615,122

BANKING--1.6%

Bank of America,

   Sr. Notes, 4.875%, 2012                                                                      368,000                  372,685

Capital One Financial,

   Notes, 7.25%, 2003                                                                            33,000                   32,063

Citigroup,

   Sub. Notes, 5.625%, 2012                                                                     498,000                  524,614

MBNA America Bank,

   Sub. Notes, 7.125%, 2012                                                                     510,000                  534,667

                                                                                                                       1,464,029

BUILDING MATERIALS--.1%

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                          108,000                  105,300

CABLE/MEDIA--2.9%

America Online,

   Conv. Sub. Notes, 0%, 2004                                                                   960,000                  532,800

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                           174,000  (c)              44,370

   Sr. Notes, 8.625%, 2009                                                                       95,000                   42,750

   Sr. Notes, 10%, 2009                                                                          16,000                    7,200

Cox Communications,

   Sr. Notes, 6.75%, 2011                                                                       407,000                  438,618

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                         369,000                  339,886

USA Interactive,

   Notes, 7%, 2013                                                                              327,000  (a)             338,734

Viacom,

   Gtd. Sr. Notes, 6.625%, 2011                                                                 790,000                  894,350

                                                                                                                       2,638,708

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--.4%

Avecia Group,

   Gtd. Notes, 11%, 2009                                                                        200,000                  157,000

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                137,000                  114,395

Lyondell Chemicals,

  Gtd. Sr. Secured Notes,

   Ser. B, 9.875%, 2007                                                                         123,000                  118,695

                                                                                                                         390,090

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--6.1%

1211 Finance,

   Ser. 2000-1211, Cl. A, 7.745%, 2035                                                          600,000  (a)             708,069

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                          729,755                  793,580

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                             441,000                  490,066

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       1,000,000  (a)           1,115,683

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                          240,000  (a,b)           259,435

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                            416,347                  460,190

GGP Mall Properties Trust,

   Ser. 2001-C1-A, Cl. C2, 5.558%, 2011                                                         696,248  (a)             732,692

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. C, 6.733%, 2016                                                          269,000  (a)             286,189

TIAA Commercial Real Estate Securitizations,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                              297,387  (a)             328,196

TrizecHahn Office Properties Trust,

   Ser. 2001-TZHA, Cl. A2, 6.093%, 2016                                                         369,000  (a)             402,210

                                                                                                                       5,576,310

FINANCIAL SERVICES--1.6%

General Electric Capital,

   Medium-Term Notes, Ser. A, 5.45%, 2013                                                       370,000                  385,075

Goldman Sachs Group,

   Sr. Notes, 5.7%, 2012                                                                        365,000                  380,321

Household Finance,

   Notes, 7%, 2012                                                                              274,000                  300,631

International Lease Finance,

   Notes, 6.375%, 2009                                                                          375,000                  401,120

                                                                                                                       1,467,147


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES--1.1%

Kroger,

   Notes, 7.375%, 2005                                                                          255,000                  276,936

Panamerican Beverages,

   Sr. Notes, 7.25%, 2009                                                                       390,000                  392,392

Tyson Foods,

   Notes, 8.25%, 2011                                                                           245,000                  290,133

                                                                                                                         959,461

FOREIGN/GOVERNMENTAL--.3%

United Mexican States,

   Bonds, Ser. B, 6.25%, 2019                                                                   304,000                  300,200

HEALTH CARE--.9%

American Home Products,

   Notes, 6.7%, 2011                                                                            744,000                  830,476

HOTELS--.4%

Hilton Hotels,

   Notes, 7.625%, 2008                                                                          238,000                  243,773

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                  144,000                  131,040

                                                                                                                         374,813

INDUSTRIAL--.7%

PerkinElmer,

   Sr. Sub. Notes, 8.875%, 2013                                                                 256,000  (a)             253,440

Tyco International Group,

   Gtd. Notes, 5.8%, 2006                                                                       409,000                  386,870

                                                                                                                         640,310

INSURANCE--1.6%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                          607,000                  739,691

Liberty Mutual Insurance,

   Notes, 8.5%, 2025                                                                            300,000  (a)             260,538

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                       125,000                  135,388

Metlife,

   Sr. Notes, 5.375%, 2012                                                                      305,000                  315,672

                                                                                                                       1,451,289

METALS & MINING--.8%

Alcoa,

   Notes, 6%, 2012                                                                              376,000                  414,664

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

METALS & MINING (CONTINUED)

CODELCO,

   Notes, 6.375%, 2012                                                                          284,000  (a)             298,224

                                                                                                                         712,888

OIL & GAS--1.2%

Valero Energy,

   Sr. Notes, 6.7%, 2013                                                                        850,000                  871,374

Williams Cos.:

   Notes, 6.5%, 2006                                                                             57,000                   39,900

   Notes, 6.5%, 2008                                                                            142,000                   91,590

   Puttable Asset Term Securities,

      Ser. A, 6.75%, 2006                                                                       170,000  (b)             119,850

                                                                                                                       1,122,714

PAPER & FOREST PRODUCTS--.4%

Weyerhaeuser,

   Notes, 6.75%, 2012                                                                           340,000                  371,357

REAL ESTATE INVESTMENT TRUSTS--1.1%

Health Care REIT,

   Sr. Notes, 8%, 2012                                                                          332,000                  339,902

Nationwide Healthcare Properties,

   Medium-Term Notes, Ser D, 8.25%, 2012                                                        462,000                  487,938

New Plan Excel Realty Trust,

   Sr. Notes, 6.875%, 2004                                                                      175,000                  184,809

                                                                                                                       1,012,649

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.5%

Chase Mortgage Finance,

   Ser. 1999-S13, Cl. B4, 6.5%, 2014                                                            191,597  (a)             189,128

Countrywide Home Loans,

   Ser. 2001-9, Cl. B3, 6.75%, 2031                                                             614,969  (a)             633,895

GE Capital Mortgage Services,

   Ser. 2000-8, Cl. B5, 7.5%, 2015                                                              168,439  (a)              91,378

PNC Mortgage Securities,

   Ser. 1998-2, Cl. 5B5, 6.625%, 2028                                                           661,640  (a)             622,702

Residential Funding Mortgage Securities I,

   Ser. 1999-S11, Cl. M3, 6.5%, 2029                                                            718,927                  772,532

                                                                                                                       2,309,635

RETAIL--.4%

Limited Brands,

   Notes, 6.125%, 2012                                                                          335,000                  353,291


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STRUCTURED INDEX--17.5%

HYDI-100:

   Linked Ctf. of Deposit, 7.55%, 2007                                                        1,000,000  (a,d)         1,017,500

   Linked Ctf. of Deposit, 8.75%, 2007                                                        5,250,000  (a,d)         5,289,375

Morgan Stanley TRACERS:

   Notes, 6.799%, 2012                                                                        6,510,000  (a,d)         7,181,350

   Notes, 7.201%, 2011                                                                          800,000  (a,d)           896,956

   Notes, 7.252%, 2011                                                                        1,440,000  (a,d)         1,614,521

                                                                                                                      15,999,702

TECHNOLOGY--.5%

IBM,

   Bonds, 4.75%, 2012                                                                           480,000                  482,803

TELECOMMUNICATION--3.6%

AT&T Wireless Services,

   Sr. Notes, 8.75%, 2031                                                                       402,000                  395,176

British Telecommunications,

   Notes, 8.125%, 2010                                                                          720,000                  864,760

France Telecom,

   Notes, 7.75%, 2011                                                                           408,000                  472,592

Koninklijke KPN NV,

   Sr. Notes, 8%, 2010                                                                          421,000                  493,899

Marconi,

   Bonds, 8.375%, 2030                                                                          260,000  (e)              41,600

Qwest Services,

   Notes, 13.5%, 2010                                                                            58,000  (a)              60,610

Verizon Florida,

   Deb., 6.125%, 2013                                                                           392,000                  421,122

Verizon Global Funding,

   Sr. Notes, 6.875%, 2012                                                                      508,000                  567,775

                                                                                                                       3,317,534

TOBACCO--.5%

Philip Morris Cos.,

   Deb., 7.75%, 2027                                                                            418,000                  461,227

U.S. GOVERNMENT--12.9%

U.S. Treasury Inflation Protection Securities:

   3.5%, 1/15/2011                                                                              841,000  (f)             959,141

   3.875%, 1/15/2009                                                                            722,000  (f)             888,082

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Notes:

   2%, 11/30/2004                                                                             1,000,000                1,008,590

   3%, 11/15/2007                                                                             3,998,000                4,047,335

   6.5%, 2/15/2010                                                                            4,100,000  (l)           4,902,042

                                                                                                                      11,805,190

U.S. GOVERNMENT AGENCIES--10.0%

Federal Home Loan Mortgage Corp.,

   Notes, 4.75%, 10/11/2012                                                                   5,000,000                5,054,290

Federal National Mortgage Association,

   Notes, 5.25%, 3/22/2007                                                                    1,987,000                2,081,071

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          1,664,000  (f)           2,019,272

                                                                                                                       9,154,633

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--20.8%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Pass-Through Ctfs.

  (Interest Only Obligations):

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                           46,839  (g)               2,297

      Ser. 2067, Cl. GE, 6.5%, 1/15/2024                                                        170,000  (g)               4,925

      Ser. 2113, Cl. MI, 6.5%, 4/15/2024                                                        260,271  (g)               3,843

      Ser. 2322, Cl. KI, 6.5%, 10/15/2020                                                       655,631  (g)               6,587

Federal National Mortgage Association:

   6%                                                                                         1,080,000  (h)           1,128,935

   6.406%, 1/1/2011                                                                           1,961,960                2,196,123

   6.5%                                                                                       7,142,000  (h)           7,436,608

   REMIC Trust, Gtd. Pass-Through Ctfs.

   (Interest Only Obligations):

      Ser. 2001-50, Cl. LI, 6.5%, 7/25/2021                                                   1,108,214  (g)              19,040

    Ser. 2002-82, Cl. IB, 5.5%, 1/25/2021                                                     4,443,865  (g)             409,669

Government National Mortgage Association I,

   5.5%                                                                                       5,070,000  (h)           5,198,322

Government National Mortgage Association II:

   4%, 7/20/2030                                                                                 94,424  (b)              96,773

   6.5%, 5/20/2031-9/20/2031                                                                  1,756,428                1,833,273

   7%, 7/20/2031                                                                                130,853                  137,886

   7.5%, 5/20/2031-8/20/2031                                                                    546,151                  581,990

   8%, 2/20/2034                                                                                 37,595                   40,449

                                                                                                                      19,096,720


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS & ELECTRIC--.7%

Calpine,

   Sr. Notes, 7.625%, 2006                                                                       50,000                   23,000

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                   171,000                   75,240

Marketspan,

   Deb., 8.2%, 2023                                                                             131,000                  137,008

NRG Energy,

   Sr. Notes, 8.625%, 2031                                                                      247,000  (e)              65,455

PSEG Energy Holdings,

   Sr. Notes, 8.5%, 2011                                                                        447,000                  364,916

                                                                                                                         665,619

TOTAL BONDS AND NOTES

   (cost $87,873,447)                                                                                                 89,989,462
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.7%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--.5%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                     7,193  (i)             385,725

AUTOMOTIVE--1.0%

Ford Motor Capital Trust II,

   Cum. Conv., $3.25                                                                              5,811                  237,379

General Motors,

   Ser. B, Conv. Cum., $1.3125                                                                   29,301                  688,574

                                                                                                                         925,953

OIL & GAS--.1%

Exco Resources,

   Cum. Conv., $1.05                                                                              6,043                  108,049

TELECOMMUNICATION--.1%

Motorola,

   Cum. Conv., $3.50 (units)                                                                      3,253  (j)             104,096

TOTAL PREFERRED STOCKS

   (cost $1,653,733)                                                                                                   1,523,823

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

OTHER INVESTMENTS--13.7%                                                                         Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     4,175,333  (k)           4,175,333

Dreyfus Institutional Cash Advantage Plus Fund                                                4,175,333  (k)           4,175,333

Dreyfus Institutional
   Preferred Plus Money Market Fund                                                           4,175,334  (k)           4,175,334

TOTAL OTHER INVESTMENTS

   (cost $12,526,000)                                                                                                 12,526,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.18%, 2/20/2003

   (cost $19,967)                                                                                20,000  (l)              19,970
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $102,073,147)                                                            113.6%              104,059,255

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (13.6%)             (12,425,819)

NET ASSETS                                                                                       100.0%               91,633,436

(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2002, THESE SECURITIES AMOUNTED TO $23,534,477 OR 25.7% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON BECOMES EFFECTIVE UNTIL MATURITY.

(D)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(E)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(F) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(G)  NOTIONAL FACE AMOUNT SHOWN.

(H)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(I)  WITH WARRANTS ATTACHED.

(J) UNITS REPRESENTS A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(K)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

(L)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(M)  NON-INCOME PRODUCING -- SECURITY IN DEFAULT.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

December 31, 2002



                                                                   Market Value                                        Unrealized
                                                                     Covered by                                     (Depreciation)
                                             Contracts            Contracts ($)            Expiration            at 12/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Agency 10 Year Notes                          41                 4,570,219            March 2003                  (119,141)

FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                        11                 1,265,516            March 2003                    (3,609)

                                                                                                                       (122,750)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           102,073,147   104,059,255

Receivable for investment securities sold                            10,001,272

Dividends and interest receivable                                     1,046,161

Receivable for futures variation margin--Note 4                          10,484

Prepaid expenses                                                          1,887

                                                                    115,119,059
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            55,396

Cash overdraft due to Custodian                                         520,216

Payable for investment securities purchased                          22,862,190

Accrued expenses and other liabilities                                   47,821

                                                                     23,485,623
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,633,436
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      91,595,854

Accumulated undistributed investment income--net                          1,758

Accumulated net realized gain (loss) on investments                  (1,827,534)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($122,750) net unrealized
  (depreciation) on financial futures]                                1,863,358
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,633,436

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         33,810,394    57,823,042

Shares Outstanding                                      2,626,210     4,493,621
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.87         12.87

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             4,341,769

Cash Dividends                                                         109,478

TOTAL INCOME                                                         4,451,247

EXPENSES:

Investment advisory fee--Note 3(a)                                     475,208

Distribution fees--Note 3(b)                                           123,495

Prospectus and shareholders' reports                                    43,477

Custodian fees--Note 3(b)                                               35,941

Professional fees                                                       29,011

Shareholder servicing costs--Note 3(b)                                  11,188

Trustees' fees and expenses--Note 3(c)                                     753

Miscellaneous                                                           11,621

TOTAL EXPENSES                                                         730,694

Less--waiver of fees due to
  undertaking--Note 3(a)                                               (96,376)

NET EXPENSES                                                           634,318

INVESTMENT INCOME--NET                                               3,816,929
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                                  (521,723)

  Short sale transactions                                                (533)

Net realized gain (loss) on financial futures                        (385,922)

Net realized gain (loss) on forward currency exchange contracts       (28,215)

NET REALIZED GAIN (LOSS)                                             (936,393)

Net unrealized appreciation (depreciation) on
  investments, securities sold short and foreign
  currency transactions [including ($122,750)
  net unrealized (depreciation) on financial futures]                2,378,169

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,441,776

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,258,705

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,816,929            1,873,414

Net realized gain (loss) on investments          (936,393)            (404,725)

Net unrealized appreciation
   (depreciation) on investments                2,378,169             (603,909)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    5,258,705              864,780
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (1,470,409)          (1,279,630)

Service shares                                 (2,466,828)            (645,875)

Net realized gain on investments:

Initial shares                                         --             (280,228)

Service shares                                         --             (245,864)

TOTAL DIVIDENDS                                (3,937,237)          (2,451,597)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 12,327,742           30,429,561

Service shares                                 35,038,710           31,321,932

Dividends reinvested:

Initial shares                                  1,470,409            1,559,858

Service shares                                  2,466,828              891,739

Cost of shares redeemed:

Initial shares                                 (7,264,010)         (16,497,691)

Service shares                                (10,887,362)          (1,007,405)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            33,152,317           46,697,994

TOTAL INCREASE (DECREASE) IN NET ASSETS        34,473,785           45,111,177
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            57,159,651           12,048,474

END OF PERIOD                                  91,633,436           57,159,651

Undistributed investment income--net                1,758               12,112


                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       972,479            2,328,741

Shares issued for dividends reinvested            116,120              120,525

Shares redeemed                                  (573,670)          (1,269,346)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     514,929            1,179,920
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     2,762,297            2,410,677

Shares issued for dividends reinvested            194,898               69,290

Shares redeemed                                  (865,805)             (77,775)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,091,390            2,402,192

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                                 Year Ended December 31,
                                                                                      ----------------------------------------------

INITIAL SHARES                                                                        2002            2001(a)          2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  12.67          12.94            12.50

Investment Operations:

Investment income--net                                                                 .61(c)          .75(c)           .50

Net realized and unrealized gain
   (loss) on investments                                                                .21           (.18)             .56

Total from Investment Operations                                                        .82            .57             1.06

Distributions:

Dividends from investment income--net                                                  (.62)          (.72)            (.50)

Dividends from net realized gain on investments                                          --           (.12)            (.12)

Total Distributions                                                                    (.62)          (.84)            (.62)

Net asset value, end of period                                                        12.87          12.67            12.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       6.70           4.55             8.61(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                 .80            .80              .80(e)

Ratio of net investment income

   to average net assets                                                               4.82           5.71             6.24(e)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                        --            .17             1.10(e)

Portfolio Turnover Rate                                                              653.12         654.39           953.66(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                33,810         26,744           12,048

(A)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES FOR THE PERIOD ENDED  DECEMBER 31, 2001 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.04 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 6.04% TO 5.71%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                  Year Ended December 31,
                                                                                      ----------------------------------------------

SERVICE SHARES                                                                        2002             2001(a)          2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  12.66           12.93            12.93

Investment Operations:

Investment income--net                                                                  .62(c)          .70(c)            --

Net realized and unrealized gain
   (loss) on investments                                                                .21            (.13)              --

Total from Investment Operations                                                        .83             .57               --

Distributions:

Dividends from investment income--net                                                  (.62)           (.72)              --

Dividends from net realized gain on investments                                          --            (.12)              --

Total Distributions                                                                    (.62)           (.84)              --

Net asset value, end of period                                                        12.87           12.66             12.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       6.78            4.46               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                 .80             .80               --

Ratio of net investment income

   to average net assets                                                               4.82            5.77               --

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                       .20             .35               --

Portfolio Turnover Rate                                                              653.12          654.39             953.66(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                57,823          30,416               1

(A)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES FOR THE PERIOD ENDED  DECEMBER 31, 2001 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.04 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 6.10% TO 5.77%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Core Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return through capital appreciation and current income. The Dreyfus Corporation (the "Manager" ) serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $48,049, accumulated capital losses $1,609,283 and unrealized appreciation $1,809,428. In addition, the portfolio had $283,073 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $3,937,237 and $2,451,597.


During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $109,954, decreased net realized gain (loss) on investments by $94,031 and decreased paid-in capital by $15,923. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the average daily net assets of their class. During the period ended December 31, 2002, the Manager waived receipt of fees of $96,376, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the

                                                            The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $123,495 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $209 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $35,941 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the portfolio derived $58,559 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.


NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended December 31, 2002:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       524,431,530          488,379,245

Short sale transactions                   2,329,156            2,328,623

     TOTAL                              526,760,686          490,707,868

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. The portfolio's long security positions serve as collateral for the open short positions. At December 31, 2002, there
were    no    securities    sold    short    outstanding.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Contracts open at December 31, 2002, are set forth in the Statement of Financial Futures.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2002, there were no forward currency exchange contracts outstanding.

At December 31, 2002, the cost of investments for federal income tax purposes was $102,249,827; accordingly, accumulated net unrealized appreciation on investments was $1,809,428, consisting of $3,309,420 gross unrealized appreciation and $1,499,992 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Core Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Core Bond Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Bond Portfolio at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 2.68% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander (69)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (75)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

David W. Burke (66)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

Arthur A. Hartman (76)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

George L. Perry (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                   For More Information

                        Dreyfus
                        Investment Portfolios,
                        Core Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  165AR1202



      Dreyfus
      Investment Portfolios,
      Japan Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                                 Dreyfus Investment Portfolios,

                                                                Japan Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Japan Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Miki Sugimoto.

In 2002, investors witnessed the third consecutive year of negative returns for the global stock markets. With broad measures of global stock market performance down since early 2000, this bear market has been driven by deteriorating business conditions in Europe and deflationary pressures in Japan. Despite recent financial crises in Latin America, the emerging markets generally fared better than the developed markets during the year. However, the market's disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Investment Portfolios, Japan Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio's total returns were -10.45% for its Initial shares and -10.45% for Service shares.(1) The total return of the Morgan Stanley Capital International Japan Index ("MSCI Japan Index"), the portfolio's benchmark, was -10.28% for the reporting period.(2)

We attribute the portfolio's performance to a generally negative environment for equities, driven by Japan's domestic economic problems, disappointing rates of global economic growth and concerns regarding escalating international political tensions in the Middle East and Pacific Rim. The portfolio's results roughly matched those of its benchmark, with relatively weak performance during the first half of the reporting period mostly offset by relatively strong performance during the second half of the reporting period.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests at least 80% of its assets in stocks of Japanese companies. The portfolio' s stock investments may include common, preferred and convertible stocks, including those purchased through IPOs.

We utilize a "top-down," theme-driven investment approach to stock selection. We first attempt to identify overall economic trends and then begin to narrow the search to industry groups that are believed to have the potential to benefit from these trends. We also consider economic variables, such as the relative valuations of equities and bonds, and trends in the currency exchange markets. The investment themes and economic variables provide a framework for the portfolio's stock selection process.

We consider three primary criteria when selecting stocks for the portfolio. First, we look either for industries with positive long-term

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

outlooks or industries that are undergoing dramatic change. Second, we look for companies with quality management teams and strong franchises. Third, we strive to identify high-quality companies with high intrinsic values as measured by fundamental valuation criteria, such as earnings outlook, business prospects and asset values.

What other factors influenced the portfolio's performance?

During 2002, Japanese markets remained under pressure from the country's ongoing recession. Positive developments, such as corporate stock buyback programs and U.S. investments in Japanese companies, were counterbalanced by deepening financial difficulties among Japanese banks and the impact of an uncertain global economic climate on Japanese exporters. As the year progressed, investors' concerns were intensified by unexpectedly slow economic growth in the United States, Japan's largest trading partner. These conditions led to high levels of volatility for Japanese stocks, with market strength shifting abruptly from sector to sector within an overall downward trend.

Because of the lack of strong economic fundamentals, the portfolio maintained a mildly defensive investment posture. This was expressed in the portfolio's emphasis on traditionally defensive industry groups, including the domestic retail, real estate and non-bank financial areas. Not surprisingly, given the market's volatility, this strategy worked well at some times while detracting from performance at other times. Performance relative to the benchmark suffered during the first few months of the year, when market strength was concentrated in cyclical stocks, which rose in hopes of a robust global economic recovery. Although some of the fund's other holdings such as OLYMPUS OPTICAL performed relatively well during these months, such gains failed to make up for losses in the fund's primary areas of concentration.

These conditions reversed themselves in mid-2002, when retail and real estate stocks began delivering better than average performance. The portfolio gained ground relative to its benchmark with relatively good returns from domestic Japanese retailers such as ITO-YOKADO, and small-cap real estate holdings such as Diamond Lease. The portfolio also boosted performance by targeting attractively priced securities in companies with sound balance sheets and good long-term prospects in a variety of other industry groups. Returns benefited from investments in telecommunications companies, such as NTT DoCoMo; shipping businesses, including Nippon Yusen Kabushiki Kaisha; and pharmaceutical manufacturers, such as Eisai. Portfolio performance also benefited from our decision to increase the portfolio's exposure to the changing relationship between the Japanese yen and U.S. dollar by reducing currency hedging positions as the yen's value increased between January 2002 and the end of the year.

What is the portfolio's current strategy?

As of December 31, 2002, Japanese domestic economic conditions remained fragile, but some stocks with international economic exposure appeared poised to benefit from a strengthening of U.S. economic growth. Accordingly, we have shifted the portfolio's emphasis in favor of more attractively valued stocks in the basic materials and shipping groups, which we believe are likely to gain from such trends. In contrast, we have found relatively few attractive opportunities in the areas of technology and banks.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL
     INTERNATIONAL (MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Japan Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Japan Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02


                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                12/15/99           (10.45)%          (15.25)%

SERVICE SHARES                                                                12/15/99           (10.45)%          (15.25)%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, JAPAN PORTFOLIO ON 12/15/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2002

COMMON STOCKS--100.0%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS--13.7%

JFE Holdings                                                                                      3,200  (a)              38,831

JSR                                                                                               3,000                   30,114

KANEKA                                                                                            6,000                   32,084

Kao                                                                                               2,000                   43,874

NITTO DENKO                                                                                       1,000                   28,463

Shin-Etsu Chemical                                                                                1,100                   36,034

Shiseido                                                                                          2,000                   25,987

                                                                                                                         235,387

COMMUNICATIONS--7.6%

JAPAN TELECOM                                                                                        13                   40,286

NIPPON TELEGRAPH AND TELEPHONE                                                                       13                   47,183

NTT DoCoMo                                                                                           23                   42,417

                                                                                                                         129,886

CONSTRUCTION/PROPERTY--12.4%

JGC                                                                                               6,000                   33,550

Japan Real Estate Investment                                                                         10                   50,863

Japan Retail Fund Investment                                                                          9                   43,200

Mitsubishi Estate                                                                                 2,000                   15,225

Office Building Fund of Japan                                                                         8                   41,903

Sekisui House                                                                                     4,000                   28,295

                                                                                                                         213,036

CONSUMER--15.8%

BANDAI                                                                                              400                   13,777

C TWO-NETWORK                                                                                       900                   19,061

HANKYU DEPARTMENT STORES                                                                          5,000                   24,126

HONDA MOTOR                                                                                         900                   33,272

LAWSON                                                                                            1,000                   24,084

NICHIREI                                                                                          8,000                   22,434

NIPPON MEAT PACKERS                                                                               3,000                   29,937

NISSAN MOTOR                                                                                      5,000                   38,989

Nintendo                                                                                            300                   28,017

YAMAHA                                                                                            4,000                   36,952

                                                                                                                         270,649


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL--5.9%

ACOM                                                                                              1,100                   36,127

Bank of Yokohama                                                                                  9,000                   35,545

Millea Holdings                                                                                       4                   28,766

                                                                                                                         100,438

PHARMACEUTICAL--9.6%

Eisai                                                                                             1,500                   33,663

FUJISAWA PHARMACEUTICAL                                                                           2,000                   45,726

HISAMITSU PHARMACEUTICAL                                                                          3,000                   35,369

ROHTO PHARMACEUTICAL                                                                              3,000                   20,766

TERUMO                                                                                            2,100                   29,038

                                                                                                                         164,562

SERVICES--13.2%

Aoi Advertising Promotion                                                                           300                    1,529

DAIICHIKOSHO                                                                                      1,500                   34,863

DOSHISHA                                                                                          2,000                   25,785

Drake Beam Morin-Japan                                                                              600                   22,030

Goodwill Group                                                                                        8                   25,263

Mitsubishi                                                                                        5,000                   30,526

NICHII GAKKAN                                                                                        50                    2,585

OBIC                                                                                                100                   17,390

RESORTTRUST                                                                                       1,300                   24,084

SOHGO SECURITY SERVICES                                                                           2,400                   33,954

ServiceWare                                                                                       1,000                    8,606

                                                                                                                         226,615

TECHNOLOGY--12.1%

ALPS ELECTRIC                                                                                     3,000                   33,095

CANON                                                                                             1,000                   37,642

Hitachi                                                                                           4,000                   15,326

KONICA                                                                                            4,000                   29,002

KYOCERA                                                                                             400                   23,276

Matsushita Electric Industrial                                                                    2,000                   19,705

OLYMPUS OPTICAL                                                                                   3,000                   48,859

                                                                                                                         206,905

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--6.2%

East Japan Railway                                                                                    8                   39,680

Nippon Yusen Kabushiki Kaisha                                                                    12,000                   40,421

YAMATO TRANSPORT                                                                                  2,000                   26,105

                                                                                                                         106,206

UTILITIES--3.5%

Chubu Electric Power                                                                              1,200                   21,423

Kyushu Electric Power                                                                             2,700                   39,471

                                                                                                                          60,894
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,860,259)                                                               100.0%               1,714,578

CASH AND RECEIVABLES (NET)                                                                           .0%                     790

NET ASSETS                                                                                        100.0%               1,715,368

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,860,259    1,714,578

Cash                                                                     22,647

Cash denominated in foreign currencies                       1,584        1,607

Receivable for investment securities sold                                 4,851

Dividends receivable                                                      1,201

                                                                      1,744,884
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             1,967

Payable for shares of Beneficial Interest redeemed                          115

Accrued expenses                                                         27,434

                                                                         29,516
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,715,368
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,906,593

Accumulated distributions in excess of investment income--net           (21,893)

Accumulated net realized gain (loss) on investments                  (1,023,729)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (145,603)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,715,368

NET ASSET VALUE PER SHARE

                                             Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                    1,594,188         121,180

Shares Outstanding                                  227,509          17,288
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                          7.01            7.01

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  The Portfolio



STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,571 foreign taxes withheld at source)         14,738

Interest                                                                   564

TOTAL INCOME                                                            15,302

EXPENSES:

Investment advisory fee--Note 3(a)                                      17,374

Auditing fees                                                           23,696

Prospectus and shareholders' reports                                    19,614

Custodian fees                                                          10,849

Shareholder servicing costs--Note 3(b)                                   1,073

Trustees' fees and expenses--Note 3(c)                                     422

Legal fees                                                                 324

Distribution fees--Note 3(b)                                               126

Miscellaneous                                                            4,174

TOTAL EXPENSES                                                          77,652

Less--waiver of fees and assumption of expenses by
  The Dreyfus Corporation due to undertaking--Note 3(a)                (51,591)

NET EXPENSES                                                            26,061

INVESTMENT (LOSS)--NET                                                 (10,759)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (450,366)

Net realized gain (loss) on forward currency exchange contracts         20,241

NET REALIZED GAIN (LOSS)                                              (430,125)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    234,252

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (195,873)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (206,632)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (10,759)             (15,006)

Net realized gain (loss) on investments          (430,125)            (403,424)

Net unrealized appreciation (depreciation)
   on investments                                 234,252             (236,543)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (206,632)            (654,973)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (56,580)                  --

Service shares                                       (228)                  --

TOTAL DIVIDENDS                                   (56,808)                  --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    788,140            1,454,950

Service shares                                    145,325               10,628

Dividends reinvested:

Initial shares                                     56,580                   --

Service shares                                        228                   --

Cost of shares redeemed:

Initial shares                                   (700,043)          (1,353,826)

Service shares                                    (18,751)              (3,727)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               271,479              108,025

TOTAL INCREASE (DECREASE) IN NET ASSETS             8,039             (546,948)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,707,329            2,254,277

END OF PERIOD                                   1,715,368            1,707,329

Undistributed (distributions in excess of)
   investment income--net                         (21,893)              24,022

                                                                 The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        97,926              142,811

Shares issued for dividends reinvested              7,282                   --

Shares redeemed                                   (87,957)            (133,411)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      17,251                9,400
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        19,169                1,073

Shares issued for dividends reinvested                 29                   --

Shares redeemed                                    (2,660)                (368)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      16,538                  705

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                      Year Ended December 31,
                                                                 -------------------------------------------------------------------

INITIAL SHARES                                                       2002             2001             2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                 8.09            11.22            12.84            12.50

Investment Operations:

Investment income (loss)--net                                        (.05)(b)         (.07)(b)         (.08)(b)          .00(b, c)

Net realized and unrealized gain (loss)
   on investments                                                    (.76)           (3.06)           (1.06)             .34

Total from Investment Operations                                     (.81)           (3.13)           (1.14)             .34

Distributions:

Dividends from investment income--net                                (.27)              --             (.05)              --

Dividends from net realized gain
   on investments                                                      --               --             (.43)              --

Total Distributions                                                  (.27)              --             (.48)              --

Net asset value, end of period                                       7.01             8.09            11.22            12.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (10.45)          (27.90)           (8.92)            2.64(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.50             1.50             1.50              .07(d)

Ratio of net investment income (loss)
   to average net assets                                             (.62)            (.74)            (.80)             .03(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           2.94             2.88             1.90             1.35(d)

Portfolio Turnover Rate                                            217.25           160.78           378.54               --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               1,594            1,701            2,254            2,054

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                               Year Ended December 31,
                                                                                    ------------------------------------------------

SERVICE SHARES                                                                         2002            2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                   8.09           11.22             11.22

Investment Operations:

Investment (loss)--net                                                                 (.04)(b)        (.07)(b)            --

Net realized and unrealized gain (loss)
   on investments                                                                      (.77)          (3.06)               --

Total from Investment Operations                                                       (.81)          (3.13)               --

Distributions:

Dividends from investment income--net                                                  (.27)             --                --

Net asset value, end of period                                                         7.01            8.09             11.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (10.45)         (27.90)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.50            1.50                --

Ratio of net investment (loss)
   to average net assets                                                               (.57)           (.78)               --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      4.10            3.29                --

Portfolio Turnover Rate                                                              217.25          160.78            378.54
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   121               6                 1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Japan Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton"), serves as the portfolio's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of December 31, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 172,468 Initial shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and pre-

mium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $511 during the period ended December 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $405, accumulated capital losses $888,739 and unrealized depreciation $267,808. In addition, the portfolio had $35,083 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $470,154 of the carryover expires in fiscal 2009 and $418,585 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $56,808 and $0.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $21,652, decreased net realized gain (loss) on investments by $21,676 and increased paid-in capital by $24. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2002, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $51,591, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:


          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $126 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $241 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2002, amounted to $3,914,043 and $3,641,792, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2002, there were no forward currency exchange contracts outstanding.

At December 31, 2002, the cost of investments for federal income tax purposes was $1,982,464; accordingly, accumulated net unrealized depreciation on investments was $267,886, consisting of $84,570 gross unrealized appreciation and $352,456 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Japan Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Japan Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Japan Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003

                                                        The Portfolio


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander (69)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (75)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


David W. Burke (66)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

Arthur A. Hartman (76)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

George L. Perry (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 12 investment companies (comprised of 65 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 77 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of Dreyfus since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1988.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolio

NOTES

                  For More Information

                        Dreyfus Investment Portfolios,
                        Japan Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  189AR1202



      Dreyfus
      Investment Portfolios,
      Emerging Markets
      Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                     Emerging Markets Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Emerging Markets Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, D. Kirk Henry.

In 2002, investors witnessed the third consecutive year of negative returns for the global stock markets. With broad measures of global stock market performance down since early 2000, this bear market has been driven by deteriorating business conditions in Europe and deflationary pressures in Japan. Despite recent financial crises in Latin America, the emerging markets generally fared better than the developed markets during the year. However, the market's disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Investment Portfolios, Emerging Markets Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio produced total returns of -0.48% for its Initial shares and -0.59% for its Service shares.(1) In comparison, the portfolio' s benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), posted a -6.00% total return for the same period.(2)

We attribute the fund's and market's relatively modest negative returns to the effects of a generally weak global economy and negative investor sentiment related to heightened political tensions in several regions of the world. While we are never satisfied with even slightly negative returns, we are pleased that the fund outperformed its benchmark, due in large part to our stock selection strategy.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth by investing at least 80% of its assets in the stocks of companies organized, or with a majority of their assets or business, in emerging market countries. Normally, the portfolio will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

When selecting stocks, we seek to identify potential investments through extensive quantitative and fundamental research, using a value-oriented, research-driven approach. This approach emphasizes individual stock selection rather than economic or industry trends and focuses on three key factors:

* VALUE -- how a stock is valued relative to its intrinsic worth based on traditional measures,

* BUSINESS HEALTH -- overall efficiency and profitability as measured by return on assets and return on equity, and

* BUSINESS MOMENTUM -- the presence of a catalyst that potentially will trigger a price increase near- or midterm.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

2002 saw a difficult investment environment in most parts of the world. Global stock prices declined sharply due to weak global economic conditions, lackluster corporate profits, fear of terrorism and threats of war with Iraq. Stocks in the emerging markets generally declined much less than those in the developed markets, chiefly because many emerging market countries have spent the past several years strengthening their local economies. As a result, less-developed countries have become less susceptible to the effects of global economic weakness on exporters.

Although the portfolio posted a negative absolute return for the year, we are pleased that the portfolio's relative performance benefited from investments in several of the larger markets: India, South Africa, Mexico and Taiwan. For some time now, we have favored consumer stocks in India, primarily because India is home to the world's largest middle class population. The portfolio's investments in a tobacco company, an auto and scooter manufacturer and a construction-engineering firm helped fuel returns. In addition, the portfolio benefited from its holdings in a major industrial conglomerate involved in a significant discovery of gas off the coast of India.

Improved local economic conditions in South Africa boosted returns, where a food and beverage company, a grocery chain and a financial services company also benefited from a firming currency. Mexican industrial companies with exposure to infrastructure development and United States auto sales rose during the year. As for Taiwan, we generally limited the portfolio's exposure to poorly performing semiconductor stocks, which benefited the portfolio's relative performance

Finally, as a group, the portfolio's basic material and energy stocks held up relatively well throughout the reporting period. For example, we scored successes with oil and gas producers in Russia, India and Hungary as petroleum prices soared amid tension in the Middle East.


What is the portfolio's current strategy?

As of the end of the reporting period, the combination of rising geopolitical tensions, declining consumer confidence and mixed economic news has continued to generate an atmosphere of uncertainty and volatility. We continue to remain focused on uncovering investment opportunities that may have been overlooked by the marketplace. To that end, we have recently invested in several Chinese companies that we believe are positioned to benefit from growing consumer demand.

In addition, we are closely monitoring technology stocks in several emerging markets, most notably India and Taiwan. In our view, these companies typically have what we consider to be solid balance sheets, strong business fundamentals and stock prices near our target range. On the other hand, we have limited our exposure to larger index positions that have risen sharply this year on investor sentiment.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

() INTERNATIONAL INVESTING INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES, POLITICAL, ECONOMIC AND SOCIAL INSTABILITY, A LACK OF COMPREHENSIVE COMPANY INFORMATION, DIFFERING AUDITING AND LEGAL STANDARDS, AND LESS MARKET LIQUIDITY. THESE RISKS ARE GENERALLY GREATER WITH EMERGING MARKET COUNTRIES THAN WITH MORE ECONOMICALLY AND POLITICALLY ESTABLISHED COUNTRIES.

() PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL
     INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET-CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Emerging Markets Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Emerging Markets Free Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                12/15/99            (0.48)%           (8.43)%

SERVICE SHARES                                                                12/15/99            (0.59)%           (8.43)%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, EMERGING MARKETS PORTFOLIO ON 12/15/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE



MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2002


COMMON STOCKS-93.0%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--.4%

Perez Companc, ADR                                                                                6,421  (a)              40,324

BRAZIL--7.8%

Banco Itau, ADR                                                                                   4,780                  113,764

Companhia de Saneamento Basico do Estado de Sao Paulo                                             2,960                   76,927

Empresa Brasileira de Aeronautica, ADR                                                            4,780                   76,002

Petroleo Brasileiro, ADR                                                                         13,340                  199,300

Tele Celular Sul Participacoes, ADR                                                               5,400                   42,444

Tele Norte Leste Participacoes, ADR                                                              12,600                   92,610

Telecomunicacoes Brasileiras, ADR                                                                 5,800                  108,170

Ultrapar Participacoes, ADR                                                                       6,400                   43,072

Unibanco, GDR                                                                                     3,950                   43,252

                                                                                                                         795,541

CHILE--.2%

Quinenco, ADR                                                                                     5,100                   24,480

CHINA--4.1%

Aluminum Corporation of China                                                                   570,000                   82,593

PetroChina, Cl. H                                                                               576,000                  114,484

Quingling Motors, Cl. H                                                                         447,000                   52,160

Shangdong International Power Development, Cl. H                                                284,000                   63,366

Sinopec Shanghai Petrochemical                                                                  315,000  (a)              47,663

Sinopec Yizheng Chemical Fibre, Cl. H                                                           445,000                   58,203

                                                                                                                         418,469

CROATIA--.8%

Pliva d.d., GDR                                                                                   5,900  (b)              83,780

CZECH REPUBLIC--.8%

CEZ                                                                                              27,700                   83,988

EGYPT--1.3%

Commercial International Bank, GDR                                                                7,700  (b)              40,810

Misr International Bank, GDR                                                                      7,500  (b)              11,063

Orascom Construction Industries                                                                   5,103                   25,107

Suez Cement, GDR                                                                                  8,532  (b)              54,903

                                                                                                                         131,883

HONG KONG--3.2%

China Mobile (Hong Kong)                                                                         49,500  (a)             117,744

China Mobile (Hong Kong), ADR                                                                     9,700  (a)             117,176

China Resources Enterprise                                                                       26,000                   23,004

Shanghai Industrial                                                                              50,000                   68,924

                                                                                                                         326,848


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HUNGARY--2.7%

Gedeon Richter                                                                                    1,650                  109,058

MOL Magyar Olaj-es Gazipari                                                                       3,300                   77,038

Magyar Tavkozlesi                                                                                26,200                   95,039

                                                                                                                         281,135

INDIA--10.8%

Bajaj Auto, GDR                                                                                   4,300  (a,b)            45,086

Gail India, GDR                                                                                  10,300  (b)              88,580

Grasim Industries, GDR                                                                            6,500  (b)              41,405

Hindalco Industries, GDR                                                                          7,400  (b)              90,687

ICICI Bank, ADR                                                                                  10,750                   69,875

ITC, GDR                                                                                          6,400  (b)              88,640

Indian Hotels, GDR                                                                               11,650  (b)              46,018

Mahanagar Telephone Nigam, ADR                                                                   44,200                  174,590

Mahindra & Mahindra, GDR                                                                         17,050  (b)              39,044

Reliance Industries, GDR                                                                         17,750  (b)             219,656

Satyam Computer Services, ADR                                                                     2,100                   26,985

State Bank of India, GDR                                                                          6,700  (b)              90,450

Tata Engineering &
   Locomotive, GDR                                                                               23,600  (a,b)            80,240

                                                                                                                       1,101,256

INDONESIA--2.4%

PT Gudang Garam                                                                                  80,000                   74,190

PT Indofood Sukses Makmur                                                                       875,000                   58,659

PT Indonesian Satellite                                                                          41,000                   42,374

PT Telekomunikasi Indonesia                                                                     158,000                   67,967

                                                                                                                         243,190

ISRAEL--2.4%

AudioCodes                                                                                        8,800  (a)              22,704

Bank Hapoalim                                                                                   101,450  (a)             145,057

Check Point Software Technologies                                                                 4,300  (a)              55,771

ECI Telecom                                                                                      11,200  (a)              22,736

                                                                                                                         246,268

MALAYSIA--2.6%

Genting                                                                                          11,000                   38,789

Malaysia International Shipping                                                                  59,000                  107,132

Sime Darby                                                                                       89,500                  116,821

                                                                                                                         262,742

                                                                                                              The Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEXICO--10.4%

Apasco                                                                                           11,100                   67,049

Cemex                                                                                            13,039                   56,440

Coca-Cola Femsa, ADR                                                                              4,800                   85,920

Consorcio ARA                                                                                    42,000  (a)              62,717

Controladora Comercial Mexicana                                                                 161,500                   84,017

Desc, Ser. B                                                                                    157,600                   62,251

Grupo Aeroportuario del Sureste, ADR                                                              6,000                   70,500

Grupo Continental                                                                                28,200                   46,185

Grupo Financiero BBVA Bancomer, Cl. B                                                           100,000  (a)              76,204

Kimberly-Clark de Mexico, Cl. A                                                                  87,100                  201,387

Telefonos de Mexico, Ser. L, ADR                                                                  7,900                  252,642

                                                                                                                       1,065,312

PANAMA--.1%

Banco Latinoamericano de Exportaciones, Cl. E                                                     2,500  (a)              11,375

PHILIPPINES--1.4%

ABS-CBN Broadcasting                                                                             61,200  (a)              18,629

Bank of the Philippine Islands                                                                   44,960                   28,213

Manila Electric, Cl. B                                                                          182,000  (a)              30,001

Philippine Long Distance Telephone                                                                8,000  (a)              40,461

Philippine Long Distance Telephone, ADR                                                           5,100  (a)              25,653

Universal Robina                                                                                 44,000                    2,493

                                                                                                                         145,450

POLAND--3.3%

Bank Przemyslowo-Handlowy PBK                                                                     1,075                   76,224

KGHM Polska Miedz                                                                                40,341  (a)             142,231

Polski Koncern Naftowy Orlen                                                                     13,000                   60,094

Telekomunikacja Polska                                                                           17,201  (a)              57,277

                                                                                                                         335,826

RUSSIA--1.4%

LUKOIL, ADR                                                                                       2,450  (b)             148,837

SOUTH AFRICA--7.9%

ABSA                                                                                             29,000                  106,838

Aveng                                                                                            24,500                   28,563

Bidvest                                                                                          21,400                  112,270

Metro Cash and Carry                                                                            150,166  (a)              40,791

Nampak                                                                                           86,162                  142,138

Nedcor                                                                                           13,139                  170,183

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH AFRICA (CONTINUED)

Shoprite                                                                                         45,000                   37,249

Steinhoff International                                                                          85,313                   69,623

Tiger Brands                                                                                     12,400                  103,219

                                                                                                                         810,874

SOUTH KOREA--13.7%

Hyundai Motor, GDR                                                                               18,200  (a,b)           118,118

KT, ADR                                                                                           6,300                  135,765

Kookmin Bank, ADR                                                                                 5,985                  211,570

Korea Electric Power, ADR                                                                        36,600                  311,100

Korea Tobacco & Ginseng, GDR                                                                     16,300  (b)             108,395

POSCO, ADR                                                                                        6,400                  158,272

Samsung Electronics, GDR                                                                          1,760  (b)             231,000

Samsung SDI, GDR                                                                                  8,000  (b)             130,800

                                                                                                                       1,405,020

TAIWAN--8.4%

Accton Technology                                                                                20,000  (a)              20,491

Advanced Semiconductor
   Engineering                                                                                  101,190  (a)              59,575

Advanced Semiconductor
   Engineering, ADR                                                                               2,818  (a)               8,228

Asustek Computer                                                                                 68,000                   119,711

Elan Microelectronics                                                                            72,872                   47,530

Nan Ya Plastics                                                                                  78,341                   67,828

Powerchip Semiconductor, GDR                                                                      5,400  (a,b)            15,525

Quanta Computer                                                                                  36,000                   59,221

SinoPac                                                                                         273,404                  114,806

Taiwan Cellular                                                                                  94,260                   78,890

United Microelectronics                                                                         295,900  (a)             180,187

Yageo                                                                                           320,280  (a)              83,190

                                                                                                                         855,182

THAILAND--2.8%

Hana Microelectronics                                                                            24,000                   36,726

PTT Exploration and Production                                                                   20,000                   65,848

Siam Commercial Bank                                                                            108,000  (a)              71,992

Siam Makro                                                                                       28,000                   20,774

Thai Farmers Bank                                                                               130,000  (a)              90,424

                                                                                                                         285,764

                                                                                                                The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TURKEY--.4%

Tupras-Turkiye Petrol Rafinerileri                                                            8,137,000                   38,234

UNITED KINGDOM--3.7%

Anglo American                                                                                   12,273                  182,315

Dimension Data                                                                                  107,400  (a)              50,154

Old Mutual                                                                                       99,900                  141,565

                                                                                                                         374,034

TOTAL COMMON STOCKS
   (cost $10,189,896)                                                                                                  9,515,812
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCK--.9%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL;

Companhia Energetica de Minas Gerais
   (cost $133,597)                                                                               12,246                   91,505
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--5.4%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       183,333  (c)             183,333

Dreyfus Institutional Cash Advantage Plus Fund                                                  183,333  (c)             183,333

Dreyfus Institutional Preferred Plus Money Market Fund                                          183,334  (c)             183,334

TOTAL OTHER INVESTMENTS
   (cost $550,000)                                                                                                       550,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $10,873,493)                                                              99.3%               10,157,317

CASH AND RECEIVABLES (NET)                                                                          .7%                   73,660

NET ASSETS                                                                                       100.0%               10,230,977

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2002, THESE SECURITIES AMOUNTED TO $1,773,037 OR 17.3% OF NET ASSETS.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKETS FUNDS--SEE NOTE 3(D).


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities-
    See Statement of Investments                       10,873,493    10,157,317

Cash                                                                     41,089

Cash denominated in foreign currencies                    168,707        168,111

Dividends and interest receivable                                        41,718

Receivable for investment securities sold                                35,194

                                                                     10,443,429
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             4,010

Payable for investment securities purchased                             130,900

Payable for shares of Beneficial Interest redeemed                       27,863

Net unrealized depreciation on forward
  currency exchange contracts--Note 4                                        95

Accrued expenses and other liabilities                                   49,584

                                                                        212,452
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       10,230,977
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      11,308,225

Accumulated undistributed investment income--net                         13,412

Accumulated net realized gain (loss) on investments                    (372,504)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                     (718,156)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       10,230,977

NET ASSET VALUE PER SHARE

                                               Initial Shares    Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      9,111,434         1,119,543

Shares Outstanding                                    974,806           119,758
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            9.35             9.35

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $21,931 foreign taxes withheld at source)       281,200

Interest                                                                 5,052

TOTAL INCOME                                                           286,252

EXPENSES:

Investment advisory fee--Note 3(a)                                     115,684

Custodian fees                                                          83,056

Prospectus and shareholders' reports                                    23,873

Auditing fees                                                           20,246

Shareholder servicing costs--Note 3(b)                                   2,537

Distribution fees--Note 3(b)                                             1,770

Legal fees                                                                 737

Trustees' fees and expenses--Note 3(c)                                     355

Miscellaneous                                                           14,746

TOTAL EXPENSES                                                         263,004

Less--waiver of fees due to undertaking--Note 3(a)                     (81,428)

NET EXPENSES                                                           181,576

INVESTMENT INCOME--NET                                                 104,676
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments

  and foreign currency transactions                                     56,795

Net realized gain (loss) on forward currency exchange contracts        (12,144)

NET REALIZED GAIN (LOSS)                                                44,651

Net unrealized appreciation (depreciation) on

  investments and foreign currency transactions                       (686,383)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (641,732)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (537,056)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            104,676              52,443

Net realized gain (loss) on investments            44,651            (265,200)

Net unrealized appreciation
   (depreciation) on investments                 (686,383)            435,281

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                     (537,056)            222,524
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (81,609)            (30,371)

Service shares                                    (10,086)             (1,201)

TOTAL DIVIDENDS                                   (91,695)            (31,572)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 66,624,961           13,118,634

Service shares                                  1,341,355              231,982

Dividends reinvested:

Initial shares                                     81,609               30,371

Service shares                                     10,086                1,201

Cost of shares redeemed:

Initial shares                                (62,714,092)          (9,824,770)

Service shares                                   (381,270)             (23,624)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             4,962,649            3,533,794

TOTAL INCREASE (DECREASE) IN NET ASSETS         4,333,898            3,724,746
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,897,079            2,172,333

END OF PERIOD                                  10,230,977            5,897,079

Undistributed investment income--net               13,412                   --

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------
                                                     2002                  2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     6,693,123            1,448,094

Shares issued for dividends reinvested              8,663                3,283

Shares redeemed                                (6,325,253)          (1,088,512)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     376,533              362,865
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       133,481               25,920

Shares issued for dividends reinvested              1,071                  130

Shares redeemed                                   (38,255)              (2,643)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      96,297               23,407

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                               Year Ended December 31,
                                                                    ------------------------------------------

INITIAL SHARES                                                       2002       2001      2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 9.48      9.23      13.63          12.50

Investment Operations:

Investment income--net                                                .11(b)    .15(b)     .04(b)         .02

Net realized and unrealized
   gain (loss) on investments                                        (.15)      .16      (4.37)          1.11

Total from Investment Operations                                     (.04)       31      (4.33)          1.13

Distributions:

Dividends from investment income--net                                (.09)     (.06)      (.06)           --

Dividends from net realized
   gain on investments                                                 --        --       (.01)           --

Total Distributions                                                  (.09)     (.06)      (.07)           --

Net asset value, end of period                                       9.35      9.48       9.23         13.63
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     (.48)     3.32     (31.81)         9.04(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.96      2.00       2.00           .09(c)

Ratio of net investment income

   to average net assets                                             1.16      1.70        .36           .18(c)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                         .87      3.40       1.86          1.51(c)

Portfolio Turnover Rate                                             76.18    119.06     123.49           .43(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               9,111     5,675      2,172         2,181

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                       Year Ended December 31,
                                                                                 --------------------------------


SERVICE SHARES                                                                         2002  2001       2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                   9.49    9.23      9.23

Investment Operations:

Investment income--net                                                                  .08(b)  .16(b)     --

Net realized and unrealized
   gain (loss) on investments                                                          (.13)    .16        --

Total from Investment Operations                                                       (.05)    .32        --

Distributions:

Dividends from investment income--net                                                  (.09)   (.06)       --

Net asset value, end of period                                                         9.35    9.49      9.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       (.59)   3.43        --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.97    2.00        --

Ratio of net investment income

   to average net assets                                                                .84    1.74        --

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                      1.01    3.64        --

Portfolio Turnover Rate                                                               76.18  119.06     123.49
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,120     223          1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Emerging Markets Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $13,320, accumulated capital losses $208,290 and unrealized depreciation $871,652. In addition, the portfolio had $10,626 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $91,695 and $31,572.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $431, decreased net realized gain (loss) on investments by $730 and increased paid-in capital by $299. Net assets were not affected by this reclassification.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of 1.25% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fee and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the average daily net assets of their class. During the period ended December 31, 2002, the Manager waived receipt of fees and assumed expenses of the portfolio of $81,428, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $1,770 pursuant to the Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $217 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the portfolio derived $5,418 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2002, amounted to $11,401,766 and $6,251,584, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2002:



                                                     Foreign
Forward Currency                                    Currency                                                            Unrealized
 Exchange Contracts                                 Amounts             Cost ($)           Value ($)            (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

South African Rand,

    expiring 1/2/2003                                438,905               51,262              51,169                         (93)

SALES:                                                               PROCEEDS ($)

Hong Kong Dollar,

    expiring 1/2/2003                                305,000               39,108              39,110                          (2)

TOTAL                                                                                                                         (95)



At December 31, 2002, the cost of investments for federal income tax purposes was $11,027,081; accordingly, accumulated net unrealized depreciation on investments was $869,764, consisting of $756,405 gross unrealized appreciation and $1,626,169 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Emerging Markets Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Emerging Markets Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2002:

  -- the total amount of taxes paid to foreign countries was $21,931

  -- the total amount of income sourced from foreign countries was $122,498

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER (69)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DAVID W. BURKE (66)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ARTHUR A. HARTMAN (76)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                  For More Information

                        Dreyfus Investment Portfolios,
                        Emerging Markets Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  191AR1202



      Dreyfus
      Investment Portfolios,
      Emerging Leaders
      Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                     Emerging Leaders Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

In 2002, investors witnessed the third consecutive year of negative returns for the broad U.S. stock markets. Virtually every industry group, investment style and capitalization range, including small-cap stocks, suffered losses in 2002, leaving investors few shelters from the storm. However, the market' s disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Investment Portfolios, Emerging Leaders Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, Dreyfus Investment Portfolios, Emerging Leaders Portfolio produced a total return of -19.86% for its Initial shares and -20.04% for its Service shares.(1) This compares with a total return of -20.48% for the portfolio's benchmark, the Russell 2000 Index (the "Index"), for the same period.(2)

We attribute the portfolio's performance to an unfavorable environment for most equities, including the kinds of innovative, small companies on which the portfolio focuses. The portfolio slightly outperformed its benchmark, because above-average performance in the health care, energy and materials and processing areas counterbalanced losses among its holdings in the technology and producer-durables sectors.

What is the portfolio's investment approach?

The portfolio seeks capital growth by investing in a diversified group of companies that we believe are emerging leaders in their respective industries. The companies in which we invest offer products, processes or services that we believe enhance their prospects for future earnings or revenue growth. Using fundamental research, we look for stocks with dominant positions in major product lines, sustained records of achievement and strong balance sheets. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those companies with earnings that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a number of financial measurements) and stocks that exhibit both growth and value characteristics. We typically sell a stock when

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the portfolio's performance?

The U.S. economy showed evidence of mild recovery in 2002, rebounding from the previous year's recession. The slow pace of economic growth undermined virtually all areas of the stock market. Corporate scandals and bankruptcies afflicted several prominent corporations, eroding investor confidence, while questions regarding the economic impact of the potential war in Iraq intensified investors' concerns.

These forces drove stock prices sharply lower during the reporting period, and the portfolio was hurt by this downward trend. Nevertheless, the portfolio outperformed its benchmark in several key industry groups, enabling it to deliver slightly stronger returns for the reporting period as a whole. In the health care sector, the portfolio de-emphasized biotechnology stocks, focusing instead on stocks in the pharmaceutical and services areas. Although some of these stocks, such as nursing home provider Beverly Enterprises, suffered setbacks, other holdings, such as Inspire Pharmaceuticals, rose sharply. As a result, the portfolio' s health care losses proved far milder than the health care sector' s declines within the Index. Among energy stocks, the portfolio benefited from its emphasis on oil and gas exploration and production companies such as XTO Energy, which benefited from firming commodity prices. Finally, in the materials and processing area, the portfolio bettered its benchmark through holdings such as Agnico-Eagle Mines, which benefited from rising gold prices; newsprint producer Bowater which had declined on balance sheet worries; and Airgas, which benefited from improving fundamentals.

Unfortunately, poorer than average performance in other industry groups offset many of these gains. The technology sector was hit particularly hard by excess inventories and weak levels of corporate capital spending. Although we allocated fewer assets than average to technology stocks, disappointing earnings among several software holdings, such as electronic security provider RSA Security and enterprise software provider NetIQ, drove returns lower for the reporting period and undermined the portfolio' s performance relative to its benchmark. Relative performance also suffered as a result of poor returns from individual holdings in the producer durables area such as Loral Space & Communications, a satellite communications company that suffered from weak industry demand and a leveraged balance sheet.

What is the portfolio's current strategy?

As of the end of the reporting period, the portfolio holds a smaller percentage of financial stocks than its benchmark, reflecting our view that interest rates have begun to flatten. Flat-to-rising rates we believe are likely to affect interest-rate-sensitive financial stocks adversely. We have also de-emphasized consumer-related stocks, because flattening rates are likely to diminish the wave of home refinancings that has helped fuel consumer spending. On the other hand, the portfolio holds relatively large positions in economically sensitive industry groups -- such as energy, materials and processing, producer durables and autos and transports -- that we believe are well-positioned to benefit from improving economic fundamentals.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

     Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Emerging Leaders Portfolio Initial shares and Service shares and the Russell 2000 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                12/15/99           (19.86)%            7.14%

SERVICE SHARES                                                                12/15/99           (20.04)%            7.02%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, EMERGING LEADERS PORTFOLIO ON 12/15/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

December 31, 2002


COMMON STOCKS--98.0%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & TRANSPORTS--6.3%

American Axle & Manufacturing Holdings                                                           13,500  (a)             316,170

Heartland Express                                                                                14,000  (a)             320,754

JetBlue Airways                                                                                  13,500  (a)             364,500

UTI Worldwide                                                                                    13,500                  354,375

                                                                                                                       1,355,799

CONSUMER--13.3%

American Italian Pasta Co., Cl. A                                                                 9,000  (a)             323,820

Emmis Communications, Cl. A                                                                      15,000  (a)             312,450

Entercom Communications                                                                           6,500  (a)             304,980

Hot Topic                                                                                        14,000  (a)             320,320

Jos. A. Bank Clothiers                                                                           13,500  (a)             287,820

La Quinta                                                                                        60,000  (a)             264,000

Smithfield Foods                                                                                 20,000  (a)             396,800

Station Casinos                                                                                  19,000  (a)             336,300

Talbots                                                                                          11,000                  302,830

                                                                                                                       2,849,320

ENERGY--6.1%

National-Oilwell                                                                                 14,000  (a)             305,760

Rowan Cos.                                                                                       14,500                  329,150

Unit                                                                                             16,500  (a)             306,075

XTO Energy                                                                                       15,000                  370,500

                                                                                                                       1,311,485

FINANCIAL SERVICES--18.6%

Arch Capital Group                                                                               12,500  (a)             389,625

Bank United (CPR)                                                                                 1,400  (a)                 140

Chittenden                                                                                       11,500                  293,020

Doral Financial                                                                                  13,000                  371,800

Global Payments                                                                                  12,000                  384,120

Hilb, Rogal and Hamilton                                                                          8,000                  327,200

Max Re Capital                                                                                   22,500                  247,950

Montpelier Re Holdings                                                                           11,500                  331,200

Protective Life                                                                                  10,000                  275,200

Texas Regional Bancshares, Cl. A                                                                 10,700                  380,289

Webster Financial                                                                                 9,500                  330,600

Westamercia Bancorporation                                                                        7,500                  301,350

Whitney Holding                                                                                  10,500                  349,965

                                                                                                                       3,982,459


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--14.7%

Andrx                                                                                            21,500  (a)             315,405

Axcan Pharma                                                                                     27,000  (a)             317,790

First Horizon Pharmaceutical                                                                     75,000  (a)             560,850

Inspire Pharmaceuticals                                                                          47,000  (a)             438,980

NDCHealth                                                                                        21,000                  417,900

Protein Design Labs                                                                              28,000  (a)             238,000

Renal Care Group                                                                                 10,500  (a)             332,220

SICOR                                                                                            20,000  (a)             317,000

United Surgical Partners International                                                           13,000  (a)             203,073

                                                                                                                       3,141,218

MATERIALS & PROCESSING--11.4%

Agnico-Eagle Mines                                                                               25,000                  371,500

Airgas                                                                                           23,500  (a)             405,375

Bowater                                                                                           9,000                  377,550

Cambrex                                                                                          11,500                  347,415

Genencor International                                                                           32,000  (a)             312,960

NOVA Chemicals                                                                                   15,000                  274,500

OM Group                                                                                         50,000                  344,000

                                                                                                                       2,433,300

PRODUCER DURABLES--10.7%

Donaldson Co.                                                                                     9,500                  342,000

Joy Global                                                                                       26,000  (a)             292,760

MagneTek                                                                                         29,000  (a)             128,760

Roper Industries                                                                                  9,000  (a)             329,400

Standard Pacific                                                                                 12,500                  309,375

Terex                                                                                            16,500  (a)             183,810

United Defense Industries                                                                        16,000  (a)             372,800

Wabash National                                                                                  40,000  (a)             335,200

                                                                                                                       2,294,105

TECHNOLOGY--13.8%

Advanced Energy Industries                                                                       18,500  (a)             235,320

Borland Software                                                                                 20,000  (a)             246,000

Cognos                                                                                           14,000  (a)             328,300

Emulex                                                                                           14,000  (a)             259,700

Exar                                                                                             22,500  (a)             279,000

Integrated Circuit Systems                                                                       14,000  (a)             255,500

J.D. Edwards & Co.                                                                               27,500  (a)             310,200

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Legato Systems                                                                                   55,000  (a)             276,650

McDATA, Cl. B                                                                                    40,000  (a)             281,200

MicroStrategy, Cl. A                                                                             17,500  (a)             264,250

NetIQ                                                                                            18,000  (a)             222,300

                                                                                                                       2,958,420

UTILITIES--3.1%

El Paso Electric                                                                                 30,000  (a)             330,000

Western Gas Resources                                                                             9,000                  331,650

                                                                                                                         661,650

TOTAL COMMON STOCKS

   (cost $20,461,988)                                                                                                 20,987,756
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--3.1%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       221,333  (b)             221,333

Dreyfus Institutional Cash Advantage Plus Fund                                                  221,333  (b)             221,333

Dreyfus Institutional Preferred Plus Money Market Fund                                          221,334  (b)             221,334

TOTAL OTHER INVESTMENTS

   (cost $664,000)                                                                                                       664,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $21,125,988)                                                             101.1%               21,651,756

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.1%)                (243,502)

NET ASSETS                                                                                       100.0%               21,408,254

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFLILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  21,125,988  21,651,756

Cash                                                                     42,040

Receivable for investment securities sold                               123,098

Dividends and interest receivable                                         7,826

Receivable for shares of Beneficial Interest subscribed                     150

                                                                     21,824,870
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            19,875

Payable for investment securities purchased                             328,590

Payable for shares of Beneficial Interest redeemed                       32,853

Accrued expenses                                                         35,298

                                                                        416,616
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       21,408,254
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      24,695,479

Accumulated net realized gain (loss) on investments                  (3,812,993)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         525,768
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       21,408,254

NET ASSET VALUE PER SHARE

                                              Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                    11,776,997     9,631,257

Shares Outstanding                                   793,311       650,982
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                          14.85         14.79

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $649 foreign taxes withheld at source)          134,473

Interest                                                                 9,906

TOTAL INCOME                                                           144,379

EXPENSES:

Investment advisory fee--Note 3(a)                                     198,227

Prospectus and shareholders' reports                                    24,663

Auditing fees                                                           23,692

Distribution fees--Note 3(b)                                            20,113

Custodian fees--Note 3(b)                                                6,399

Legal fees                                                               3,585

Shareholder servicing costs--Note 3(b)                                   1,909

Trustees' fees and expenses--Note 3(c)                                     404

TOTAL EXPENSES                                                         278,992

INVESTMENT (LOSS)--NET                                                (134,613)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,725,341)

Net unrealized appreciation (depreciation) on investments           (2,551,899)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,277,240)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (5,411,853)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (134,613)             (44,865)

Net realized gain (loss) on investments        (2,725,341)            (844,848)

Net unrealized appreciation (depreciation)
   on investments                              (2,551,899)           1,960,602

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (5,411,853)           1,070,889
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Initial shares                                         --              (3,153)

Service shares                                         --                 (82)

TOTAL DIVIDENDS                                        --              (3,235)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  7,099,782           11,258,210

Service shares                                  8,328,068            4,665,119

Dividends reinvested:

Initial shares                                         --               3,153

Service shares                                         --                  82

Cost of shares redeemed:

Initial shares                                (5,168,938)          (4,608,821)

Service shares                                (1,476,905)            (250,066)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            8,782,007           11,067,677

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,370,154           12,135,331
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            18,038,100            5,902,769

END OF PERIOD                                  21,408,254           18,038,100

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                                --------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       404,268             648,465

Shares issued for dividends reinvested                 --                 196

Shares redeemed                                 (329,243)            (276,585)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      75,025              372,076
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       493,678              271,017

Shares issued for dividends reinvested                 --                   5

Shares redeemed                                  (98,214)             (15,533)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     395,464              255,489

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                        Year Ended December 31,
                                                                      --------------------------------------------------------------

INITIAL SHARES                                                        2002              2001              2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                 18.53             17.05             13.44             12.50

Investment Operations:

Investment income (loss)--net                                         (.09)(b)          (.08)(b)          (.09)(b)           .01

Net realized and unrealized
   gain (loss) on investments                                        (3.59)             1.57              4.30               .93

Total from Investment Operations                                     (3.68)             1.49              4.21               .94

Distributions:

Dividends from investment income--net                                   --                --              (.01)               --

Dividends from net realized
   gain on investments                                                  --              (.01)             (.59)                --

Total Distributions                                                     --              (.01)             (.60)                --

Net asset value, end of period                                       14.85             18.53             17.05              13.44
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    (19.86)             8.74             31.70               7.52(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.17              1.46              1.50                .07(c)

Ratio of net investment income (loss)
   to average net assets                                              (.51)             (.44)             (.59)               .04(c)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                           --               .16               .70               1.25(c)

Portfolio Turnover Rate                                             127.24            175.21            234.94               1.79(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               11,777            13,308             5,902              2,150

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                                 Year Ended December 31,
                                                                                       ---------------------------------------------

SERVICE SHARES                                                                         2002           2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  18.51           17.05            17.05

Investment Operations:

Investment (loss)--net                                                                 (.13)(b)        (.08)(b)           --

Net realized and unrealized
   gain (loss) on investments                                                         (3.59)           1.55               --

Total from Investment Operations                                                      (3.72)           1.47               --

Distributions:

Dividends from net realized gain on investments                                          --            (.01)              --

Net asset value, end of period                                                        14.79           18.51             17.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (20.04)           8.62               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.43            1.50               --

Ratio of net investment (loss) to average net assets                                   (.79)           (.49)              --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                         --             .30               --

Portfolio Turnover Rate                                                              127.24          175.21            234.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 9,631           4,730              1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering twelve series, including the Emerging Leaders Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital growth. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon
Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and pre mium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $167 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $3,508,038 and unrealized appreciation $506,844. In addition, the portfolio had $286,031 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $928,554 of the carryover expires in fiscal 2009 and $2,579,484 expires
in    fiscal    2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $0 and $3,235.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $134,613 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of average daily net assets of their class. During the period ended December 31, 2002, there was no expense reimbursement pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance

Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $20,113 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $92 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $6,399 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the portfolio derived $8,796 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $35,233,433 and $26,827,744, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $21,144,912; accordingly, accumulated net unrealized appreciation on investments was $506,844, consisting of $2,129,232 gross unrealized appreciation and $1,622,388 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Emerging Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Emerging Leaders Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Emerging Leaders Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003

                                                        The Portfolio


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER (69)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


DAVID W. BURKE (66)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ARTHUR A. HARTMAN (76)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.


ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                        The Portfolio

NOTES


                  For More Information

                        Dreyfus Investment Portfolios,
                        Emerging Leaders Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  192AR1202




      Dreyfus
      Investment Portfolios,
      Small Cap Stock Index
      Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            24   Statement of Assets and Liabilities

                            25   Statement of Operations

                            26   Statement of Changes in Net Assets

                            27   Financial Highlights

                            28   Notes to Financial Statements

                            33   Report of Independent Auditors

                            34   Board Members Information

                            36   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                               Small Cap Stock Index Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the period from the portfolio' s inception May 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Steve Falci and Thomas Durante.

In 2002, investors witnessed the third consecutive year of negative returns for the broad U.S. stock markets. Virtually every industry group, investment style and capitalization range; including small-cap stocks, suffered losses in 2002, leaving investors few shelters from the storm. However, the market' s disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

Steven Falci and Thomas Durante, Portfolio Managers

How did Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio perform relative to its benchmark?

From the portfolio's inception on May 1, 2002 through the end the reporting period on December 31, 2002, the portfolio's Service shares produced a total return of -23.25%.(1) In comparison, the portfolio's benchmark, the Standard & Poor' s SmallCap 600 Index ("S&P 600 Index"), produced a -22.38% return for the same period.(2) The difference in returns was primarily due to transaction costs and other fund operating expenses.

We attribute the portfolio and market's disappointing returns to a sluggish economic recovery and a delay in corporate capital spending. Small-cap stocks generally provided better performance than their large-cap counterparts due to investors' preference for focused businesses over large conglomerates, where accounting and corporate governance scandals were more prevalent. The situation reversed itself in the last few months of 2002 as the stocks that were beaten down had a sharp reversal.

What is the portfolio's investment approach?

The portfolio seeks to match the total return of the S&P 600 Index. To pursue this goal, the portfolio generally invests in a representative sample of stocks included in the S&P 600 Index and in futures whose performance is related to the S&P 600 Index.

The portfolio's investments are selected by a "sampling" process based on market capitalization, industry representation and other means. By using this sampling process, the portfolio typically will not invest in all 600 stocks in the S&P 600 Index. However, at times the portfolio may be fully invested in all of the stocks that comprise the S&P 600 Index. Under those circumstances, the portfolio maintains approximately the same weighting for each stock as the S&P 600 Index does.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

The S&P 600 Index is composed of 600 domestic stocks with market capitalizations ranging between $40 million and $3 billion, depending on index composition. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the S& P 600 Index than smaller ones. The portfolio may also invest in stock index futures as a substitute for the sale or purchase of securities.

What other factors influenced the portfolio's performance?

When the reporting period began on May 1, 2002, investors were concerned that the much-anticipated economic recovery had not yet materialized fully. Corporate earnings had stalled, capital spending by corporations had not materialized and economic growth was inconsistent from quarter to quarter. During 2002, most accounting-related concerns involved well-known, large-cap companies, but repercussions were felt across all market-capitalization ranges as investor confidence eroded. Geopolitical concerns also hurt all capitalization ranges, as investors were concerned that tensions in the Middle East would drive up oil prices.

The bulk of the fund's negative returns can be traced to four industry groups: technology, chemicals, pharmaceuticals and specialty retail. Semiconductor stocks within the technology group detracted the most from performance during the reporting period, primarily because of low levels of corporate capital spending and, later in the year, a disappointing holiday season for consumer electronic products.

Chemical companies also suffered, particularly in the latter part of the year, due to the rising price of oil needed for chemical processing. Within the health care group, biotechnology and medical services providers posted steep declines as their stock valuations moved closer to historical norms after having been inflated over the past several years.

On a more positive note, the surge in mortgage activity benefited the earnings of small banks and thrifts, which tended to focus on their local markets. In contrast, many large-cap financial services companies were embroiled in troubled foreign loans. In addition, historically low interest rates increased the attractiveness of mortgage refinancing and first-time homeownership, benefiting smaller, local banks.


What is the portfolio's current strategy?

The portfolio's strategy remains consistent: we attempt to replicate the return of the S&P 600 Index by investing in most of the S&P 600 Index's 600 small-cap stocks in approximate proportions to their weight in the S&P 600 Index.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio and the Standard & Poor's SmallCap 600 Index
--------------------------------------------------------------------------------

Actual Aggregate Total Return AS OF 12/31/02

                                                    Inception         From
                                                      Date          Inception
--------------------------------------------------------------------------------

PORTFOLIO                                             5/1/02        (23.25)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INVESTMENT PORTFOLIOS, SMALL CAP STOCK INDEX PORTFOLIO ON 5/1/02 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S SMALLCAP 600 INDEX (THE "INDEX") ON THAT DATE. THE PORTFOLIO IS SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2002

COMMON STOCKS--99.6%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.1%

DIMON                                                                                             6,400                   38,400

CONSUMER CYCLICAL--17.6%

A.T. Cross, Cl. A                                                                                 1,700  (a)               9,095

Action Performance Cos.                                                                           2,700                   51,300

Advanced Marketing Services                                                                       2,000                   29,400

Angelica                                                                                          1,300                   26,845

AnnTaylor Stores                                                                                  6,050                  123,541

Applebee's International                                                                          7,400                  171,613

Applica                                                                                           1,600  (a)               8,000

Arctic Cat                                                                                        3,200                   51,200

Argosy Gaming                                                                                     4,100  (a)              77,613

Ashworth                                                                                            600  (a)               3,840

Atlantic Coast Airlines Holdings                                                                  5,800  (a)              69,774

Aztar                                                                                             4,900  (a)              69,972

Bally Total Fitness Holdings                                                                      4,200  (a)              29,778

Bassett Furniture                                                                                 1,800                   25,776

Brown Shoe                                                                                        2,600                   61,958

Burlington Coat Factory Warehouse                                                                 5,800                  104,110

CEC Entertainment                                                                                 3,700  (a)             113,590

CPI                                                                                               1,200                   17,388

Casey's General Stores                                                                            6,300                   76,923

Cato, Cl. A                                                                                       3,100                   66,929

Chico's FAS                                                                                      11,200  (a)             211,792

Children's Place Retail Stores                                                                    3,600  (a)              38,304

Christopher & Banks                                                                               3,100  (a)              64,325

Coachmen Industries                                                                               2,600                   41,080

Concord Camera                                                                                    1,900  (a)              10,317

Cost Plus                                                                                         2,700  (a)              77,409

Department 56                                                                                     2,200  (a)              28,380

Dress Barn                                                                                        3,400  (a)              45,220

Duane Reade                                                                                       2,700  (a)              45,900

Enesco Group                                                                                      1,500  (a)              10,620

Ethan Allen Interiors                                                                             4,900                  168,413

Fedders                                                                                           1,200                    3,396

Footstar                                                                                          2,200  (a)              15,312

Fossil                                                                                            6,000  (a)             122,040

Fred's                                                                                            3,400                   87,380

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Genesco                                                                                           3,100  (a)              57,753

Goody's Family Clothing                                                                           3,800  (a)              16,872

Great Atlantic & Pacific                                                                          3,800  (a)              30,628

Group 1 Automotive                                                                                2,700  (a)              64,476

Gymboree                                                                                          4,100  (a)              65,026

Haggar                                                                                              400                    5,036

Hancock Fabrics                                                                                   2,900                   44,225

Harman International Industries                                                                   4,100                  243,950

Haverty Furniture                                                                                 3,100                   43,090

Hot Topic                                                                                         3,600  (a)              82,368

Huffy                                                                                               600  (a)               3,582

IHOP                                                                                              2,700  (a)              64,800

Insight Enterprises                                                                               5,300  (a)              44,043

Interface, Cl. A                                                                                  6,200                   19,034

Intermet                                                                                          2,500                   10,500

J. Jill Group                                                                                     2,300  (a)              32,154

JAKKS Pacific                                                                                     2,700  (a)              36,369

Jack in the Box                                                                                   5,100  (a)              88,179

Jo-Ann Stores, Cl. A                                                                              2,900  (a)              66,613

K-Swiss                                                                                           2,200                   47,762

K2                                                                                                2,100  (a)              19,740

Kellwood                                                                                          3,600                   93,600

La-Z Boy                                                                                          7,400                  177,452

Landry's Restaurants                                                                              3,300                   70,092

Linens 'n Things                                                                                  5,500  (a)             124,300

Lone Star Steakhouse & Saloon                                                                     3,100                   59,954

Men's Wearhouse                                                                                   5,700  (a)              97,755

Mesa Air Group                                                                                    5,700  (a)              23,199

Midas                                                                                             1,800  (a)              11,574

Midwest Express Holdings                                                                          1,500  (a)               8,025

Monaco Coach                                                                                      3,600  (a)              59,580

NBTY                                                                                              8,900  (a)             156,462

National Presto Industries                                                                        1,000                   29,380

Nautica Enterprises                                                                               4,400  (a)              48,884

O'Charleys                                                                                        2,500  (a)              51,325

O'Reilly Automotive                                                                               6,600  (a)             166,914

OshKosh B'Gosh                                                                                    1,600                   44,880


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Oshkosh Truck                                                                                     2,100                  129,150

Oxford Industries                                                                                 1,000                   25,650

P.F. Chang's China Bistro                                                                         3,200  (a)             116,160

Pacific Sunwear of California                                                                     6,450  (a)             114,101

Panera Bread, Cl. A                                                                               3,700  (a)             128,797

Pep Boys-Manny, Moe & Jack                                                                        7,000                   81,200

Phillips-Van Heusen                                                                               3,600                   41,616

Pinnacle Entertainment                                                                            1,800  (a)              12,474

Polaris Industries                                                                                3,200                  187,520

Prime Hospitality                                                                                 4,800  (a)              39,120

Quicksilver                                                                                       3,400  (a)              90,644

RARE Hospitality International                                                                    2,900  (a)              80,098

Royal Appliance Manufacturing                                                                       300  (a)               2,181

Ruby Tuesday                                                                                      8,400                  145,236

Russ Berrie & Co.                                                                                 2,800                   94,584

Russell                                                                                           4,100                   68,634

Ryan's Family Steak House                                                                         5,500  (a)              62,425

SCP Pool                                                                                          2,900  (a)              84,680

Salton                                                                                            1,200  (a)              11,544

School Specialty                                                                                  2,300  (a)              45,954

ShopKo Stores                                                                                     4,300  (a)              53,535

Shuffle Master                                                                                    2,700  (a)              51,597

SkyWest                                                                                           8,000                  104,560

Sonic                                                                                             5,500  (a)             112,695

Steak n Shake                                                                                     3,800  (a)              38,000

Stein Mart                                                                                        5,300  (a)              32,330

Stride Rite                                                                                       6,000                   43,020

Sturm Ruger                                                                                       4,300                   41,151

TBC                                                                                               2,800  (a)              33,628

Thor Industries                                                                                   4,000                  137,720

Too                                                                                               4,200  (a)              98,784

Toro                                                                                              1,700                  108,630

Tower Automotive                                                                                  8,000  (a)              36,000

Triarc                                                                                            2,200  (a)              57,728

Ultimate Electronics                                                                              1,200  (a)              12,180

WMS Industries                                                                                    3,500  (a)              52,430

Wet Seal, Cl. A                                                                                   3,850  (a)              41,430

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Winnebago Industries                                                                              2,600                  101,998

Wolverine World Wide                                                                              5,500                   83,105

Zale                                                                                              4,500  (a)             143,550

                                                                                                                       7,413,948

CONSUMER STAPLES--2.7%

American Italian Pasta, Cl. A                                                                     2,200  (a)              79,156

Coca-Cola Bottling                                                                                1,200                   77,412

Corn Products International                                                                       4,800                  144,624

Delta & Pine Land                                                                                 4,600                   93,886

Fleming Cos.                                                                                      7,900                   51,903

Hain Celestial Group                                                                              4,300  (a)              65,360

International Multifoods                                                                          2,500  (a)              52,975

J & J Snack Foods                                                                                 1,300  (a)              46,423

Lance                                                                                             3,500                   41,436

Libbey                                                                                            2,300                   59,800

Nash Finch                                                                                        1,300                   10,049

Nature's Sunshine Products                                                                        1,900                   18,449

Performance Food Group                                                                            5,400  (a)             183,379

Ralcorp Holdings                                                                                  3,700  (a)              93,018

United Natural Foods                                                                              2,300  (a)              58,305

WD-40                                                                                             2,100                   55,482

                                                                                                                       1,131,657

ENERGY--8.7%

American States Water                                                                             1,650                   38,197

Atmos Energy                                                                                      5,700                  132,924

Atwood Oceanics                                                                                   1,700  (a)              51,170

Cabot Oil & Gas                                                                                   4,000                   99,120

Cal Dive International                                                                            5,200  (a)             122,200

Carbo Ceramics                                                                                    1,900                   64,030

Cascade Natural Gas                                                                               1,200                   24,000

Cimarex Energy                                                                                    5,000  (a)              89,500

Dril-Quip                                                                                         1,900  (a)              32,110

Energen                                                                                           4,800                  139,680

Evergreen Resources                                                                               2,500  (a)             112,125

Frontier Oil                                                                                      3,700                   63,714

Hydril                                                                                            2,900  (a)              68,353

Laclede Group                                                                                     2,500                   60,500


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

NUI                                                                                               2,700                   46,602

New Jersey Resources                                                                              3,400                  107,406

Newfield Exploration                                                                              6,800  (a)             245,140

Northwest Natural Gas                                                                             3,500                   94,710

NorthWestern                                                                                      5,000                   25,400

Nuevo Energy                                                                                      1,700  (a)              18,870

Oceaneering International                                                                         3,100  (a)              76,694

Patina Oil & Gas                                                                                  3,775                  119,479

Philadelphia Suburban                                                                             8,600                  177,160

Piedmont Natural Gas                                                                              4,200                  148,470

Plains Resources                                                                                  2,900  (a)              34,365

Pogo Producing                                                                                    8,000                  298,000

Prima Energy                                                                                      1,400  (a)              31,304

Remington Oil & Gas                                                                               3,400  (a)              55,794

St. Mary Land & Exploration                                                                       4,000                  100,000

Southern Union                                                                                    7,185  (a)             118,553

Southwest Gas                                                                                     4,000                   93,800

Southwestern Energy                                                                               3,300  (a)              37,785

Stone Energy                                                                                      3,600  (a)             120,096

Swift Energy                                                                                      2,600  (a)              25,142

TETRA Technologies                                                                                2,300  (a)              49,151

Tom Brown                                                                                         5,000  (a)             125,500

UGI                                                                                               3,400                  127,126

Unit                                                                                              5,500  (a)             102,025

Veritas DGC                                                                                       4,800  (a)              37,920

Vintage Petroleum                                                                                 6,800                   71,740

W-H Energy Services                                                                               3,700  (a)              53,983

                                                                                                                       3,639,838

HEALTH CARE--11.4%

Accredo Health                                                                                    5,700  (a)             200,925

Advanced Medical Optics                                                                           3,500  (a)              41,895

Alpharma, Cl. A                                                                                   6,500                   77,415

Amerigroup                                                                                        2,800                   84,868

AmeriPath                                                                                         3,800  (a)              81,700

AmSurg                                                                                            2,500  (a)              51,075

Analogic                                                                                          1,900                   95,547

ArQule                                                                                            2,000  (a)               6,100

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

ArthroCare                                                                                        1,900  (a)              18,715

Bio-Technology General                                                                            7,800  (a)              24,968

Biosite                                                                                           2,100  (a)              71,442

CIMA Labs                                                                                         1,500  (a)              36,287

CONMED                                                                                            3,700  (a)              72,483

Cephalon                                                                                          7,000  (a)             340,676

Cooper Cos.                                                                                       4,200                  105,084

Coventry Health Care                                                                              8,100  (a)             235,143

CryoLife                                                                                          2,300  (a)              15,709

Curative Health Services                                                                          2,000  (a)              34,500

Datascope                                                                                         2,100                   52,082

Diagnostic Products                                                                               3,700                  142,894

Dianon Systems                                                                                    1,300  (a)              62,023

Enzo Biochem                                                                                      3,700  (a)              51,800

Haemonetics                                                                                       3,400  (a)              72,964

Hologic                                                                                           2,500  (a)              30,525

Hooper Holmes                                                                                     8,200                   50,348

ICU Medical                                                                                       1,700  (a)              63,410

IDEXX Laboratories                                                                                4,700  (a)             156,510

IMPATH                                                                                            1,500  (a)              29,580

INAMED                                                                                            2,700  (a)              83,160

Invacare                                                                                          4,100                  136,530

MGI Pharma                                                                                        2,500  (a)              18,125

Medicis Pharmaceutical, Cl. A                                                                     3,500  (a)             173,845

Mentor                                                                                            3,100                  119,350

Mid Atlantic Medical Services                                                                     6,100  (a)             197,640

Noven Pharmaceuticals                                                                             2,900  (a)              26,767

Orthodontic Centers of America                                                                    6,400  (a)              69,824

Osteotech                                                                                         2,000  (a)              12,880

Owens & Minor                                                                                     4,700                   77,174

Pediatrix Medical Group                                                                           3,400  (a)             136,204

PolyMedica                                                                                        1,500  (a)              46,260

Priority Healthcare, Cl. B                                                                        5,700  (a)             132,240

Province Healthcare                                                                               6,000  (a)              58,380

Regeneron Pharmaceuticals                                                                         5,300  (a)              98,103

RehabCare Group                                                                                   2,100  (a)              40,068

Renal Care Group                                                                                  6,300  (a)             199,332


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

ResMed                                                                                            3,600  (a)             110,052

Respironics                                                                                       4,300  (a)             130,853

Sierra Health Services                                                                            4,500  (a)              54,045

Sola International                                                                                3,300  (a)              42,900

Sunrise Assisted Living                                                                           2,900  (a)              72,181

Sybron Dental Specialties                                                                         5,300  (a)              78,970

Techne                                                                                            5,400  (a)             154,267

Theragenics                                                                                       3,300  (a)              13,299

US Oncology                                                                                      11,200  (a)              97,104

Viasys Healthcare                                                                                 3,300  (a)              49,137

Vital Signs                                                                                       1,800                   53,784

                                                                                                                       4,789,142

INTEREST SENSITIVE--14.0%

American Financial Holdings                                                                       2,800                   83,664

Anchor Bancorp Wisconsin                                                                          3,100                   64,325

Boston Private Financial Holdings                                                                 2,200                   43,692

Capital Automotive                                                                                3,400                   80,580

Cash America International                                                                        3,300                   31,416

Chittenden                                                                                        4,300                  109,564

Colonial Properties Trust                                                                         3,300                  112,002

Commercial Federal                                                                                6,100                  142,435

Community First Bankshares                                                                        4,900                  129,654

Cullen/Frost Bankers                                                                              6,600                  215,820

Delphi Financial Group, Cl. A                                                                     2,500                   94,900

Dime Community Bancshares                                                                         3,300                   63,195

Downey Financial                                                                                  3,300                  128,700

East West Bancorp                                                                                 3,200                  115,456

Essex Property Trust                                                                              2,100                  106,785

Financial Federal                                                                                 2,000  (a)              50,260

First American                                                                                    9,600                  213,120

First Bancorp                                                                                     4,850                  109,610

First Midwest Bancorp                                                                             5,800                  154,918

First Republic Bank                                                                               2,100  (a)              41,979

FirstFed Financial                                                                                2,600  (a)              75,270

Flagstar Bancorp                                                                                  4,000                   86,400

Fremont General                                                                                   9,600                   43,104

GBC Bancorp                                                                                       1,000                   19,360

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Glenborough Realty Trust                                                                          3,700                   65,934

Hilb, Rogal & Hamilton                                                                            4,000                  163,600

Hudson United Bancorp                                                                             5,800                  180,380

Irwin Financial                                                                                   3,600                   59,400

Jefferies Group                                                                                   3,600                  151,092

Kilroy Realty                                                                                     3,200                   73,760

LandAmerica Financial Group                                                                       2,700                   95,715

MAF Bancorp                                                                                       3,300                  111,969

NCO Group                                                                                         3,100  (a)              49,445

New Century Financial                                                                             3,700                   93,943

Philadelphia Consolidated Holding                                                                 2,600  (a)              92,040

Presidential Life                                                                                 4,500                   44,685

Provident Bankshares                                                                              3,600                   83,200

RLI                                                                                               2,800  (a)              78,120

Raymond James Financial                                                                           6,100                  180,438

Riggs National                                                                                    3,600                   55,764

SWS Group                                                                                         1,500                   20,340

Seacoast Financial Services                                                                       3,100                   62,034

Selective Insurance Group                                                                         3,300                   83,094

Shurgard Storage Centers, Cl. A                                                                   4,600                  144,164

South Financial Group                                                                             5,700                  117,762

Southwest Bancorporation of Texas                                                                 4,000  (a)             115,240

Staten Island Bancorp                                                                             8,200                  165,148

Sterling Bancshares                                                                               6,200                   75,764

Stewart Information Services                                                                      2,300  (a)              49,197

Susquehanna Bancshares                                                                            4,900                  102,121

Trustco Bank                                                                                     10,100                  108,878

UCBH Holdings                                                                                     2,300                   97,635

UICI                                                                                              6,000  (a)              93,300

United Bankshares                                                                                 5,200                  151,117

Washington Federal                                                                                8,400                  208,740

Waypoint Financial                                                                                4,700                   83,660

Whitney Holding                                                                                   5,200                  173,316

Wintrust Financial                                                                                2,200                   68,904

Zenith National Insurance                                                                         2,800                   65,856

                                                                                                                       5,881,964


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTERNET--.2%

Netegrity                                                                                         1,700  (a)               5,530

PC-Tel                                                                                            2,600  (a)              17,628

Verity                                                                                            4,600  (a)              61,599

                                                                                                                          84,757

PRODUCER GOODS & SERVICES--21.1%

A.M. Castle                                                                                       1,100  (a)               5,005

A.O. Smith                                                                                        4,100                  110,741

AAR                                                                                               3,300                   16,995

Acuity Brands                                                                                     5,900                   79,886

Alliant Techsystems                                                                               4,800  (a)             299,280

Apogee Enterprises                                                                                3,500                   31,328

Applied Industrial Technologies                                                                   2,700                   51,030

AptarGroup                                                                                        4,700                  146,828

Arch Chemicals                                                                                    3,100                   56,575

Arkansas Best                                                                                     3,200  (a)              83,139

Astec Industries                                                                                  1,700  (a)              16,881

BE Aerospace                                                                                      3,400  (a)              12,376

Baldor Electric                                                                                   4,300                   84,925

Barnes Group                                                                                      2,300                   46,805

Belden                                                                                            3,300                   50,226

Brady, Cl. A                                                                                      2,900                   96,715

Briggs & Stratton                                                                                 2,800                  118,916

Brooks-PRI Automation                                                                             3,300  (a)              37,818

Buckeye Technologies                                                                              2,900  (a)              17,835

Building Materials Holding                                                                        1,800                   25,740

Butler Manufacturing                                                                              1,000                   19,350

C&D Technologies                                                                                  3,400                   60,078

CUNO                                                                                              2,400  (a)              79,488

Cable Design Technologies                                                                         3,800  (a)              22,420

Cambrex                                                                                           3,100                   93,651

Caraustar Industries                                                                              3,400                   32,232

Century Aluminum                                                                                  2,300                   17,043

Champion Enterprises                                                                              1,500  (a)               4,275

Chesapeake                                                                                        2,000                   35,700

Clarcor                                                                                           3,400                  109,718

Cleveland-Cliffs                                                                                  1,600                   31,760

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Commercial Metals                                                                                 4,200                   68,208

Commonweath Industries                                                                            3,200                   21,856

Curtiss-Wright                                                                                    1,400                   89,348

DRS Technologies                                                                                  2,800  (a)              87,724

Deltic Timber                                                                                     1,400                   37,380

EDO                                                                                               2,100                   43,638

ElkCorp                                                                                           2,500                   43,250

Emcor Group                                                                                       1,800  (a)              95,418

Engineered Support Systems                                                                        2,050                   75,153

Fleetwood Enterprises                                                                             3,200  (a)              25,120

Florida Rock Industries                                                                           4,000                  152,200

Forward Air                                                                                       2,700  (a)              52,407

Gardner Denver                                                                                    1,900  (a)              38,570

GenCorp                                                                                           6,200                   49,104

Georgia Gulf                                                                                      4,400                  101,816

Graco                                                                                             6,250                  179,062

Griffon                                                                                           4,200  (a)              57,204

Heartland Express                                                                                 6,600  (a)             151,213

Hughes Supply                                                                                     3,300                   90,156

IDEX                                                                                              4,100                  134,070

IMCO Recycling                                                                                    2,200  (a)              17,886

Insituform Technologies, Cl. A                                                                    3,000  (a)              51,150

Intermagnetics General                                                                            2,000  (a)              39,280

Ionics                                                                                            1,900  (a)              43,320

JLG Industries                                                                                    5,200                   39,156

Kaman, Cl. A                                                                                      3,100                   34,100

Kansas City Southern                                                                              7,000  (a)              84,000

Kirby                                                                                             3,300  (a)              90,387

Knight Transportation                                                                             4,800  (a)             100,800

Landstar System                                                                                   2,200  (a)             128,392

Lawson Products                                                                                   1,400                   43,372

Lennox International                                                                              7,300                   91,615

Lindsay Manufacturing                                                                             1,500                   32,100

Lone Star Technologies                                                                            3,400  (a)              50,626

Lydall                                                                                            2,100  (a)              23,835

M.D.C. Holdings                                                                                   3,700                  141,562

MacDermid                                                                                         4,100                   93,685


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Manitowoc                                                                                         3,300                   84,150

Massey Energy                                                                                     9,200                   89,424

Maverick Tube                                                                                     5,000  (a)              65,150

Milacron                                                                                          3,600                   21,420

Mueller Industries                                                                                4,400  (a)             119,900

Myers Industries                                                                                  3,675                   39,323

NVR                                                                                               1,000  (a)             325,500

OM Group                                                                                          3,200                   22,016

Offshore Logistics                                                                                3,100  (a)              67,952

Omnova Solutions                                                                                  5,300                   21,359

Penford                                                                                             900                   12,681

PolyOne                                                                                          10,000                   39,200

Pope & Talbot                                                                                     2,200                   31,372

Quaker Chemical                                                                                   1,500                   34,800

Quanex                                                                                            2,500                   83,750

RTI International Metals                                                                          3,200                   32,320

Regal Beloit                                                                                      3,400                   70,380

Reliance Steel & Aluminum                                                                         4,100                   85,444

Roadway                                                                                           2,300                   84,663

Robins & Myers                                                                                    1,700                   31,280

Rock-Tenn, Cl. A                                                                                  4,500                   60,660

Rogers                                                                                            1,700  (a)              37,825

Ryerson Tull                                                                                      3,600                   21,960

Ryland Group                                                                                      3,600                  120,060

SPS Technologies                                                                                  1,600  (a)              38,000

Schweitzer-Mauduit International                                                                  2,300                   56,350

Scotts, Cl. A                                                                                     3,700  (a)             181,448

Seacor Smit                                                                                       2,500  (a)             111,250

Shaw Group                                                                                        5,000  (a)              82,250

Simpson Manufacturing                                                                             3,300  (a)             108,570

Skyline                                                                                           1,100                   32,450

Standard Motor Products                                                                           1,900                   24,700

Standard Pacific                                                                                  4,500                  111,375

Standex International                                                                             1,800                   42,912

Steel Dynamics                                                                                    6,800  (a)              81,804

Steel Technologies                                                                                1,800                   30,528

Stewart & Stevenson Services                                                                      3,500                   49,490

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Stillwater Mining                                                                                 5,500  (a)              29,425

SurModics                                                                                         2,000  (a)              57,360

Technitrol                                                                                        4,900                   79,086

Teledyne Technologies                                                                             4,100  (a)              64,288

Texas Industries                                                                                  2,100                   51,030

Thomas Industries                                                                                 2,100                   54,726

Timken                                                                                            8,200                  156,620

Toll Brothers                                                                                     9,600  (a)             193,920

Tredegar                                                                                          5,500                   82,500

Triumph Group                                                                                     2,100  (a)              67,074

URS                                                                                               3,400  (a)              48,382

USFreightways                                                                                     3,300                   94,875

United Stationers                                                                                 4,300  (a)             123,844

Universal Forest Products                                                                         2,300                   49,038

Valmont Industries                                                                                3,500                   67,900

Watsco                                                                                            3,700                   60,606

Watts Industries, Cl. A                                                                           3,500                   55,090

Wellman                                                                                           4,700                   63,403

Werner Enterprises                                                                                8,300                  178,699

Wolverine Tube                                                                                      800  (a)               4,568

Woodward Governor                                                                                 1,600                   69,600

Yellow                                                                                            3,500  (a)              88,169

                                                                                                                       8,886,841

SERVICES--9.8%

ABM Industries                                                                                    6,400                   99,200

ADVO                                                                                              2,500  (a)              82,075

Aaron Rents                                                                                       3,000                   65,640

Administaff                                                                                       2,100  (a)              12,600

American Management Systems                                                                       5,500  (a)              65,945

Analysts International                                                                              900  (a)               1,782

Arbitron                                                                                          4,000  (a)             134,000

Armor Holdings                                                                                    3,100  (a)              42,687

BARRA                                                                                             2,900  (a)              87,957

Boston Communications Group                                                                       1,900  (a)              24,149

Bowne & Co.                                                                                       4,300                   51,385

CACI International, Cl. A                                                                         3,600  (a)             128,304

CDI                                                                                               2,700  (a)              72,846


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Central Parking                                                                                   4,300                   81,098

Chemed                                                                                            1,500                   53,025

Ciber                                                                                             7,700  (a)              39,655

Computer Task Group                                                                               1,100  (a)               3,839

Consolidated Graphics                                                                             1,400  (a)              31,150

Corinthian Colleges                                                                               5,700  (a)             215,802

eFunds                                                                                            5,400  (a)              49,194

4Kids Entertainment                                                                               1,700  (a)              37,536

FactSet Research Systems                                                                          4,600                  130,042

Fair Isaac & Co.                                                                                  6,450                  275,415

G & K Services, Cl. A                                                                             2,600                   92,043

Global Payments                                                                                   4,800                  153,648

Heidrick & Struggles International                                                                2,000  (a)              29,340

ITT Educational Services                                                                          6,200  (a)             146,010

Information Holdings                                                                              2,800  (a)              43,456

Information Resources                                                                             2,200  (a)               3,520

Insurance Auto Auction                                                                            1,900  (a)              31,521

John H. Harland                                                                                   4,000                   88,520

Kroll                                                                                             5,500  (a)             104,940

Labor Ready                                                                                       6,400  (a)              41,088

MAXIMUS                                                                                           3,000  (a)              78,300

MICROS Systems                                                                                    2,500  (a)              56,050

Marcus                                                                                            4,300                   61,060

MemberWorks                                                                                       1,600  (a)              28,768

Mobile Mini                                                                                       1,500  (a)              23,505

NDCHealth                                                                                         4,600                   91,540

New England Business Service                                                                      1,900                   46,360

On Assignment                                                                                     2,600  (a)              22,152

PAREXEL International                                                                             3,100  (a)              34,069

Paxar                                                                                             5,500  (a)              81,125

Pegasus Solutions                                                                                 1,800  (a)              18,054

Pharmaceutical Product Development                                                                7,300  (a)             213,671

Pre-Paid Legal Services                                                                           2,700  (a)              70,740

PRG-Schultz International                                                                         8,600  (a)              76,540

Regis                                                                                             5,700                  148,143

Sourcecorp                                                                                        2,000  (a)              37,180

Spherion                                                                                          7,500  (a)              50,250

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Standard Register                                                                                 3,700                   66,600

StarTek                                                                                           1,900  (a)              52,440

Tetra Tech                                                                                        6,500  (a)              79,300

Thomas Nelson                                                                                     1,400  (a)              14,028

Volt Information Sciences                                                                         2,100  (a)              35,910

Waste Connections                                                                                 3,600  (a)             138,996

Watson Wyatt & Company Holdings                                                                   4,500  (a)              97,875

                                                                                                                       4,142,068

TECHNOLOGY--12.8%

ANSYS                                                                                             2,200  (a)              44,440

ATMI                                                                                              3,600  (a)              66,672

Actel                                                                                             3,500  (a)              56,770

Adaptec                                                                                          11,500  (a)              64,975

Advanced Energy Industries                                                                        3,500  (a)              44,520

Aeroflex                                                                                          7,500  (a)              51,750

Allen Telecom                                                                                     4,300  (a)              40,721

Alliance Semiconductor                                                                            2,500  (a)               9,825

Anixter International                                                                             5,300  (a)             123,225

Artesyn Technologies                                                                              4,600  (a)              17,664

AstroPower                                                                                        2,800  (a)              22,372

Audiovox, Cl. A                                                                                   3,700  (a)              38,262

Avid Technology                                                                                   3,600  (a)              82,620

Aware                                                                                               600  (a)               1,308

Axcelis Technologies                                                                             12,500  (a)              70,112

BEI Technologies                                                                                  2,100                   23,499

Bel Fuse, Cl. B                                                                                   1,900                   38,285

Bell Microproducts                                                                                3,800  (a)              21,052

Benchmark Electronics                                                                             3,500  (a)             100,310

Black Box                                                                                         2,600                  116,480

C-COR.net                                                                                         3,400  (a)              11,288

Captaris                                                                                          1,200  (a)               2,880

Carreker                                                                                          2,300  (a)              10,419

Catapult Communications                                                                           1,700  (a)              20,315

Cerner                                                                                            4,800  (a)             150,048

Checkpoint Systems                                                                                5,100  (a)              52,734

Cognex                                                                                            5,800  (a)             106,894

Coherent                                                                                          4,100  (a)              81,795


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Cohu                                                                                              3,300                   48,510

Concord Communications                                                                            2,100  (a)              18,879

Cymer                                                                                             4,400  (a)             141,900

DSP Group                                                                                         3,600  (a)              56,952

Dendrite International                                                                            5,100  (a)              38,097

Digi Inernational                                                                                   900  (a)               2,619

Dionex                                                                                            3,000  (a)              89,130

DuPont Photomasks                                                                                 2,100  (a)              48,825

ESS Technology                                                                                    6,700  (a)              42,143

Electro Scientific Industries                                                                     3,200  (a)              64,000

Esterline Technologies                                                                            3,200  (a)              56,544

Exar                                                                                              5,100  (a)              63,240

FLIR Systems                                                                                      2,100  (a)             102,480

FileNet                                                                                           4,200  (a)              51,240

Gerber Scientific                                                                                 2,400  (a)               9,744

Global Imaging Systems                                                                            2,800  (a)              51,464

Harmonic                                                                                          4,300  (a)               9,890

Helix Technology                                                                                  2,700                   30,240

Hutchinson Technology                                                                             3,600  (a)              74,520

Hyperion Solutions                                                                                4,700  (a)             120,649

Imagistics International                                                                          2,500  (a)              50,000

Input/Output                                                                                      6,500  (a)              27,625

Inter-Tel                                                                                         3,400                   71,094

Itron                                                                                             3,000  (a)              57,510

JDA Software Group                                                                                4,100  (a)              39,606

Keithley Instruments                                                                              2,300                   28,750

Kopin                                                                                            10,000  (a)              39,200

Kronos                                                                                            2,500  (a)              92,475

Kulicke & Soffa Industries                                                                        3,900  (a)              22,308

MRO Software                                                                                      3,000  (a)              36,435

Manhattan Associates                                                                              3,800  (a)              89,908

Maplnfo                                                                                           1,800  (a)               9,990

Meade Instruments                                                                                 1,200  (a)               3,744

Mercury Computer Systems                                                                          3,100  (a)              94,612

Methode Electronics, Cl. A                                                                        5,500                   60,335

Microsemi                                                                                         3,700  (a)              22,533

Midway Games                                                                                      4,000  (a)              16,680

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

NYFIX                                                                                             2,400  (a)              10,800

Network Equipment Technologies                                                                      600  (a)               2,352

Park Electrochemical                                                                              2,600                   49,920

Pericom Semiconductor                                                                             2,700  (a)              22,437

Phoenix Technologies                                                                              3,700  (a)              21,349

Photon Dynamics                                                                                   2,200  (a)              50,160

Photronics                                                                                        4,100  (a)              56,170

Pinnacle Systems                                                                                  7,700  (a)             104,797

Pioneer-Standard Electronics                                                                      5,100                   46,818

Planar Systems                                                                                    2,100  (a)              43,323

Power Integrations                                                                                4,300  (a)              73,100

Progress Software                                                                                 4,800  (a)              62,160

Radiant Systems                                                                                   3,700  (a)              35,631

RadiSys                                                                                           2,000  (a)              15,960

Rainbow Technologies                                                                              4,400  (a)              31,548

Roper Industries                                                                                  4,400                  161,040

Roxio                                                                                             2,000  (a)               9,540

Rudolph Technologies                                                                              1,900  (a)              36,404

SBS Technologies                                                                                  2,000  (a)              18,320

SCM Microsystems                                                                                  1,900  (a)               8,075

SPSS                                                                                              2,000  (a)              27,980

Serena Software                                                                                   5,300  (a)              83,687

Skyworks Solutions                                                                               16,400  (a)             141,368

Standard Microsystems                                                                             2,800  (a)              54,516

Supertex                                                                                          2,100  (a)              31,269

Symmetricom                                                                                       3,100  (a)              13,082

Systems & Computer Technology                                                                     4,400  (a)              37,840

TALX                                                                                              2,200                   28,424

THQ                                                                                               5,000  (a)              66,250

Take-Two Interactive Software                                                                     5,100  (a)             119,799

Three-Five Systems                                                                                1,700  (a)              10,965

Tollgrade Communications                                                                          1,900  (a)              22,287

Trimble Navigation                                                                                3,800  (a)              47,462

Ultratech Stepper                                                                                 1,700  (a)              16,726

Varian Semiconductor Equipment Associates                                                         4,800  (a)             114,053

Veeco Instruments                                                                                 3,000  (a)              34,680

ViaSat                                                                                            2,800  (a)              32,312


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Vicor                                                                                             5,300  (a)              43,730

X-Rite                                                                                            3,000                   20,970

Zebra Technologies, Cl. A                                                                         4,100  (a)             234,930

Zix                                                                                                 400  (a)               1,764

                                                                                                                       5,399,104

UTILITIES--1.2%

Avista                                                                                            6,100                   70,516

CH Energy Group                                                                                   2,200                  102,586

Central Vermont Public Service                                                                    1,900                   34,732

El Paso Electric                                                                                  6,100  (a)              67,100

General Communication, Cl. A                                                                      7,300  (a)              48,983

Green Mountain Power                                                                                600                   12,582

Metro One Telecommunications                                                                      1,800  (a)              11,610

UIL Holdings                                                                                      1,900                   66,253

UniSource Energy                                                                                  4,600                   79,534

                                                                                                                         493,896

TOTAL COMMON STOCKS

   (cost $40,614,733)                                                                                                 41,901,615
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.1%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

1.17%, 2/6/2003

   (cost $59,930)                                                                                60,000                   59,935
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $40,674,663)                                                              99.7%               41,961,550

CASH AND RECEIVABLES (NET)                                                                          .3%                  132,246

NET ASSETS                                                                                       100.0%               42,093,796

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  40,674,663  41,961,550

Receivable for investment securities sold                             1,718,424

Receivable for shares of Beneficial Interest subscribed                  43,279

Dividends receivable                                                     32,381

                                                                     43,755,634
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            20,590

Cash overdraft due to Custodian                                       1,059,905

Payable for investment securities purchased                             383,418

Payable for shares of Beneficial Interest redeemed                      197,925

                                                                      1,661,838
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       42,093,796
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      45,335,755

Accumulated undistributed investment income--net                            954

Accumulated net realized gain (loss) on investments                  (4,529,800)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       1,286,887
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       42,093,796
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                  4,392,104


NET ASSET VALUE, offering and redemption price per share ($)               9.58

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

from May 1, 2002 (commencement of operations) to December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $97 foreign taxes withheld at source)           150,720

Interest                                                                10,827

TOTAL INCOME                                                           161,547

EXPENSES:

Investment advisory fee--Note 3(a)                                      56,561

Distribution fees--Note 3(b)                                            40,401

Interest expense--Note 2                                                   244

TOTAL EXPENSES                                                          97,206

INVESTMENT INCOME--NET                                                  64,341
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,570,262)

Net realized gain (loss) on financial futures                           37,586

NET REALIZED GAIN (LOSS)                                            (4,532,676)

Net unrealized appreciation (depreciation) on investments            1,286,887

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,245,789)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (3,181,448)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

from May 1, 2002 (commencement of operations) to December 31, 2002

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                  64,341

Net realized gain (loss) on investments                             (4,532,676)

Net unrealized appreciation (depreciation) on investments            1,286,887

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         (3,181,448)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                 (60,511)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                       86,649,964

Dividends reinvested                                                    60,511

Cost of shares redeemed                                            (41,374,720)

INCREASE (DECREASE) IN NET ASSETS
  FROM BENEFICIAL INTEREST TRANSACTIONS                             45,335,755

TOTAL INCREASE (DECREASE) IN NET ASSETS                             42,093,796
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                       42,093,796

Undistributed investment income--net                                       954
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                          8,535,211

Shares issued for dividends reinvested                                   6,251

Shares redeemed                                                     (4,149,358)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        4,392,104

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from May 1, 2002 (commencement of operations) to December 31, 2002. Total return shows how much your investment in the portfolio would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment income--net                                               .03(a)

Net realized and unrealized

  gain (loss) on investments                                         (2.94)

Total from Investment Operations                                     (2.91)

Distributions:

Dividends from investment income--net                                 (.01)

Net asset value, end of period                                         9.58
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 (23.25)(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .40(b)

Ratio of net investment income

  to average net assets                                              .27(b)

Portfolio Turnover Rate                                           117.52(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                42,094

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Cap Stock Index Portfolio (the "portfolio"), which commenced operations on May 1, 2002. The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to match the performance of the Standard & Poor's SmallCap 600 Index. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge.

At December 31, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 801,174 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $954, accumulated capital losses $64,060 and unrealized depreciation $3,178,853.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal period ended December 31, 2002 was as follows: ordinary income $60,511.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $2,876 and increased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2002 was approximately $21,200, with a related weighted average annualized interest rate of 1.71%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with the Manager, the investment advisory fee is computed at the annual rate of .35 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the portfolio except management fees, Distribution Plan fees, taxes, interest expenses, brokerage commissions, fees and expenses of independent counsel to the portfolio and the non-interested Board members, and extraordinary expenses. In addition, the Manager has also agreed to reduce its fee in an amount equal to the portfolio' s allocated portion of the accrued fees and expenses of non-interested board members and fees and expenses of independent counsel to the portfolio.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the portfolio pays the Distributor for distributing their shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the portfolio's average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, the portfolio was charged $40,401 pursuant to the Plan.

(C) Each Board member also serves as a Board member of other funds within the Manager's complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2002, amounted to $73,692,143 and $28,507,148, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2002, there were no financial futures contracts outstanding.

At December 31, 2002, the cost of investments for federal income tax purposes was $45,140,403; accordingly, accumulated net unrealized depreciation on investments was $3,178,853, consisting of $2,572,267 gross unrealized appreciation and $5,751,120 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from May 1, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003

                                                        The Portfolio


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander (69)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (75)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


David W. Burke (66)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chadbourne & Parke LLP, Partner

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

Arthur A. Hartman (76)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* First NIS Regional Fund (ING/Barings Management) and New Russia Fund, Chairma

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

George L. Perry (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Brookings Institution, Economist and Senior Fellow

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.


ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolio

                  For More Information

                        Dreyfus Investment Portfolios,
                        Small Cap Stock Index Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  410AR1202




      Dreyfus
      Investment Portfolios,
      Founders Discovery
      Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                   Founders Discovery Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Robert Ammann, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

In 2002, investors witnessed the third consecutive year of negative returns for the broad U.S. stock markets. Virtually every industry group, investment style and capitalization range, including small-cap stocks, suffered losses in 2002, leaving investors few shelters from the storm. However, the market' s disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

Robert Ammann, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Discovery Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio produced a -33.23% total return for both its Initial shares and Service shares.(1) In comparison, the Russell 2000 Index, the portfolio's benchmark, and the Russell 2000 Growth Index produced total returns of -20.48% and -30.26%, respectively, for the same period.(2,3) Because the portfolio currently focuses primarily on small-cap growth stocks, we believe that the Russell 2000 Growth Index is also an accurate measure of the portfolio's performance for comparison purposes

The small-cap stock market was hurt by a number of factors, including a weak economy and negative investor sentiment related to corporate scandals and the possibility of war with Iraq. The portfolio produced lower returns than the Russell 2000 Growth Index, primarily because of disappointing performance among several technology holdings and a relative lack of exposure to the stronger-performing financials sector.

What is the portfolio's investment approach?

The portfolio invests primarily in equity securities of small and relatively unknown U.S.-based companies that we believe possess high-growth potential. Typically, these companies are not listed on national securities exchanges but instead trade on the over-the-counter market. The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the portfolio will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, we focus on a "bottom-up" approach in which stocks are chosen according to their own individual merits. Stock selection is made on a company-by-company basis,

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

with particular emphasis on companies that we believe are well-managed and well-positioned within their industries.

What other factors influenced the portfolio's performance?

A weak economic environment combined with rising geopolitical risks, the ongoing threat of terrorism, corporate malfeasance and weak corporate earnings took a toll on equity returns during 2002. Small-cap growth stocks were hard-hit, particularly relative to small, value-oriented stocks.

The portfolio's relative performance was undermined by poor performance among its technology holdings. During 2002, many companies "battened down the hatches" on non-critical capital spending, and information-technology expenditures declined. While the portfolio held a lower percentage of technology stocks than the Russell 2000 Growth Index, the benefits of this underweighted position were more than offset by poor performance among the portfolio's individual technology holdings, such as communications equipment makers REMEC and Stratex Networks.

Financials proved to be the only industry group within the Russell 2000 Growth Index that posted a positive return during 2002. However, the portfolio held relatively few financial stocks, because they generally failed to meet our growth criteria or did not offer sufficient liquidity. In addition, we believed that interest rates were unlikely to fall much further following the Federal Reserve Board' s aggressive interest-rate reductions in 2001. However, interest rates declined more dramatically than we had expected, resulting in relatively strong performance for this sector.

A variety of stock-specific disappointments also dampened the portfolio's 2002 performance. Among the most significant was Insight Enterprises, a PC direct-marketing company, where earnings were hurt by problems integrating an acquisition in Europe. Health care holding First Horizon Pharmaceuticals also proved disappointing after management released downward earnings guidance, and investors became concerned about new competition.

On the other hand, some holdings contributed positively to performance. For example, education-related stocks such as Corinthian

Colleges, Strayer Education and Career Education successfully translated strong student enrollment growth into higher earnings. The portfolio also received strong returns from economically sensitive holdings, such as transportation-related stocks Yellow and Werner Enterprises. Accredo Health, a provider of contract pharmacy services to biopharmaceutical manufacturers, proved to be the most positive contributor to performance during the year

Finally, the portfolio maintained a cash position slightly above average during most of the year. Although we generally try to remain fully invested, the portfolio' s cash position helped dampen the effects of the market's decline on the portfolio's performance.

What is the portfolio's current strategy?

We were encouraged when small-cap growth stocks began to perform well relative to their value-oriented counterparts during the fourth quarter of 2002. In addition, we began to see signs of stability in corporate spending. Given many companies' aggressive cost controls in 2002, we believe that even modest sales recoveries could deliver strong earnings growth in 2003. Accordingly, we have maintained the portfolio' s focus on companies that lead their industries and that we believe have the potential to deliver strong earnings growth over time.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

() PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

(3) SOURCE: LIPPER INC. -- THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX, WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Founders Discovery Portfolio Initial shares and Service shares and the Russell 2000 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                12/15/99           (33.23)%          (19.00)%

SERVICE SHARES                                                                12/15/99           (33.23)%          (19.08)%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS DISCOVERY PORTFOLIO ON 12/15/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2002


COMMON STOCKS--88.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--.7%

Alliant Techsystems                                                                               1,340  (a)              83,549

AIR FREIGHT & LOGISTICS--2.2%

J.B. Hunt Transport Services                                                                      2,130  (a)              62,409

Pacer International                                                                               9,280  (a)             123,424

UTI Worldwide                                                                                     2,510                   65,887

                                                                                                                         251,720

AIRLINES--.7%

Atlantic Coast Airlines Holdings                                                                  6,330  (a)              76,150

APPAREL, ACCESSORIES & LUXURY GOODS--.6%

Columbia Sportswear                                                                               1,490  (a)              66,186

BANKS--.7%

Southwest Bancorporation of Texas                                                                 2,570  (a)              74,042

BIOTECHNOLOGY--1.7%

Cephalon                                                                                          1,860  (a)              90,522

Myriad Genetics                                                                                   1,720  (a)              25,112

Scios                                                                                               870  (a)              28,345

Trimeris                                                                                          1,170  (a)              50,415

                                                                                                                         194,394

BROADCASTING & CABLE TV--1.3%

Radio One, Cl. D                                                                                 10,460  (a)             150,938

CASINOS & GAMING--2.1%

Boyd Gaming                                                                                       4,120  (a)              57,886

Mandalay Resort Group                                                                             3,320  (a)             101,625

Penn National Gaming                                                                              4,520  (a)              71,687

                                                                                                                         231,198

COMMERCIAL SERVICES--6.2%

Career Education                                                                                  1,570  (a)              62,800

Corinthian Colleges                                                                               6,450  (a)             244,197

Education Management                                                                              1,870  (a)              70,312

FTI Consulting                                                                                    3,820  (a)             153,373

Kroll                                                                                             4,710  (a)              89,867

Strayer Education                                                                                 1,340                   77,050

                                                                                                                         697,599

CONSTRUCTION & ENGINEERING--2.1%

Jacobs Engineering Group                                                                          6,730  (a)             239,588

CONSUMER ELECTRONICS--1.3%

Harman International Industries                                                                   2,400                  142,800


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT--1.5%

AMETEK                                                                                            4,290                  165,122

ELECTRONIC EQUIPMENT & INSTRUMENTS--4.2%

Aeroflex                                                                                         14,010  (a)              96,669

Coherent                                                                                          2,840  (a)              56,658

FLIR Systems                                                                                      1,760  (a)              85,888

Fisher Scientific International                                                                   5,020  (a)             151,002

Tech Data                                                                                         2,940  (a)              79,262

                                                                                                                         469,479

ENVIRONMENTAL SERVICES--3.2%

Stericycle                                                                                        5,830  (a)             188,770

Waste Connections                                                                                 4,580  (a)             176,834

                                                                                                                         365,604

GENERAL MERCHANDISE STORES--.4%

Tuesday Morning                                                                                   2,730  (a)              46,683

HEALTH CARE--15.5%

AMN Healthcare Services                                                                           9,950  (a)             168,254

Accredo Health                                                                                    8,355  (a)             294,514

Charles River Laboratories International                                                          3,670  (a)             141,222

Community Health Systems                                                                         11,920  (a)             245,433

Cooper Cos.                                                                                       2,420                   60,548

DIANON Systems                                                                                    2,030  (a)              96,851

Integra LifeSciences Holdings                                                                     6,700  (a)             118,255

LifePoint Hospitals                                                                               3,730  (a)             111,643

Odyssey Healthcare                                                                                1,700  (a)              58,990

Omnicare                                                                                          7,770                  185,159

Patterson Dental                                                                                  1,202  (a)              52,575

Select Medical                                                                                    5,940  (a)              80,131

United Surgical Partners International                                                            2,310  (a)              36,085

WellChoice                                                                                        3,870                   92,687

                                                                                                                       1,742,347

HOME FURNISHINGS--1.5%

Furniture Brands International                                                                    6,930  (a)             165,280

HOTELS, RESORTS & CRUISE LINES--1.3%

Fairmont Hotels & Resorts                                                                         3,880                   91,374

Hotels.com, Cl. A                                                                                 1,080  (a)              59,000

                                                                                                                         150,374

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY CONSULTING & SERVICES--.7%

Management Network Group                                                                          2,459  (a)               3,688

ManTech International, Cl. A                                                                      3,730                   71,131

                                                                                                                          74,819

INSURANCE BROKERS--1.4%

Arthur J. Gallagher & Co.                                                                         2,500                   73,450

Platinum Underwriters Holdings                                                                    3,430                   90,380

                                                                                                                         163,830

LEISURE PRODUCTS--1.1%

Polaris Industries                                                                                1,400                   82,040

SCP Pool                                                                                          1,420  (a)              41,464

                                                                                                                         123,504

MOVIES & ENTERTAINMENT--1.1%

Macrovision                                                                                       7,506  (a)             120,396

NETWORKING EQUIPMENT--.8%

NetScreen Technologies                                                                            5,410  (a)              91,104

OIL & GAS--2.1%

National-Oilwell                                                                                  7,914  (a)             172,842

Pioneer Natural Resources                                                                         2,660  (a)              67,165

                                                                                                                         240,007

PHARMACEUTICALS--2.5%

Medicis Pharmaceutical, Cl. A                                                                     3,160  (a)             156,957

SICOR                                                                                             2,476  (a)              39,245

Taro Pharmaceutical Industries                                                                    2,200  (a)              82,720

                                                                                                                         278,922

PUBLISHING--.8%

Scholastic                                                                                        2,390  (a)              85,921

REAL ESTATE INVESTMENT TRUSTS--.5%

La Quinta                                                                                        12,080  (a)              53,152

RESTAURANTS--3.1%

Krispy Kreme Doughnuts                                                                            2,360  (a)              79,697

Panera Bread, Cl. A                                                                               1,250  (a)              43,512

Ruby Tuesday                                                                                     13,240                  228,920

                                                                                                                         352,129

RETAIL--5.4%

Alloy                                                                                            15,350  (a)             168,082

Duane Reade                                                                                       4,570  (a)              77,690

Electronics Boutique Holdings                                                                     4,320  (a)              68,299


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

GameStop                                                                                          5,870                   57,526

Genesco                                                                                           3,600  (a)              67,068

Insight Enterprises                                                                               9,138  (a)              75,937

Ultimate Electronics                                                                              2,118  (a)              21,498

Whole Foods Market                                                                                1,380  (a)              72,767

                                                                                                                         608,867

SEMICONDUCTORS & EQUIPMENT--2.6%

Brooks-PRI Automation                                                                             4,209  (a)              48,235

Entegris                                                                                          6,770  (a)              69,731

FEI                                                                                               5,730  (a)              87,612

Semtech                                                                                           7,580  (a)              82,774

                                                                                                                         288,352

SOFTWARE--5.6%

Activision                                                                                        4,690  (a)              68,427

Documentum                                                                                        8,130  (a)             127,316

J.D. Edwards & Co.                                                                               12,740  (a)             143,707

Mercury Interactive                                                                               4,610  (a)             136,686

NetIQ                                                                                             7,770  (a)              95,960

Secure Computing                                                                                  8,671  (a)              55,581

                                                                                                                         627,677

SPECIALTY CHEMICALS--2.4%

RPM International                                                                                 8,470                  129,422

Valspar                                                                                           3,170                  140,051

                                                                                                                         269,473

SPECIALTY STORES--4.0%

Advance Auto Parts                                                                                2,970  (a)             145,233

Cost Plus                                                                                         2,040  (a)              58,487

Hollywood Entertainment                                                                           3,470  (a)              52,397

Movie Gallery                                                                                     7,990  (a)             103,870

Rent-A-Center                                                                                     1,750  (a)              87,413

                                                                                                                         447,400

TELECOMMUNICATIONS EQUIPMENT--3.3%

Harris                                                                                            5,436                  142,967

Polycom                                                                                           8,330  (a)              79,302

Powerwave Technologies                                                                           13,810  (a)              74,574

Stratex Networks                                                                                 33,082  (a)              73,111

                                                                                                                         369,954

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS--1.5%

Fastenal                                                                                          4,460                  166,759

TRUCKING--2.6%

SCS Transportation                                                                                2,445                   24,230

Werner Enterprises                                                                                7,300                  157,169

Yellow                                                                                            4,550  (a)             114,619

                                                                                                                         296,018

TOTAL COMMON STOCKS

   (cost $10,985,999)                                                                                                  9,971,337
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--13.8%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;

Federal Farm Credit Bank,

  .85%, 1/2/2003

   (cost $1,554,963)                                                                          1,555,000                1,554,963
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $12,540,962)                                                             102.5%               11,526,300

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.5%)                (276,225)

NET ASSETS                                                                                       100.0%               11,250,075

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  12,540,962   11,526,300

Cash                                                                     99,850

Receivable for investment securities sold                                76,300

Receivable for shares of Beneficial Interest subscribed                   1,241

Dividends receivable                                                      1,131

Prepaid expenses                                                          1,374

                                                                     11,706,196
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             9,734

Payable for investment securities purchased                             412,721

Payable for shares of Beneficial Interest redeemed                           90

Accrued expenses                                                         33,576

                                                                        456,121
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,250,075
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      22,676,742

Accumulated net realized gain (loss) on investments                 (10,412,005)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (1,014,662)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,250,075

NET ASSET VALUE PER SHARE

                                               Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      8,880,923      2,369,152

Shares Outstanding                                  1,355,243        362,717
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            6.55          6.53

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                26,598

Cash dividends (net of $18 foreign taxes withheld at source)            12,709

TOTAL INCOME                                                            39,307

EXPENSES:

Investment advisory fee--Note 3(a)                                     123,322

Auditing fees                                                           22,650

Prospectus and shareholders' reports                                    22,611

Custodian fees--Note 3(b)                                               18,437

Distribution fees--Note 3(b)                                             6,812

Shareholder servicing costs--Note 3(b)                                   1,818

Legal fees                                                               1,511

Trustees' fees and expenses--Note 3(c)                                     355

Loan commitment fees--Note 2                                               191

TOTAL EXPENSES                                                         197,707

Less--waiver of fees due to undertaking--Note 3(a)                     (10,143)

NET EXPENSES                                                           187,564

INVESTMENT (LOSS)--NET                                                (148,257)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (3,820,832)

Net unrealized appreciation (depreciation) on investments           (1,623,887)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,444,719)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (5,592,976)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                              ----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (148,257)            (119,640)

Net realized gain (loss) on investments        (3,820,832)          (4,535,106)

Net unrealized appreciation (depreciation)
   on investments                              (1,623,887)           1,679,769

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (5,592,976)          (2,974,977)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,309,288            6,101,009

Service shares                                  1,553,261            2,745,217

Cost of shares redeemed:

Initial shares                                 (3,717,669)          (2,337,131)

Service shares                                   (655,833)            (140,798)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (510,953)           6,368,297

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,103,929)           3,393,320
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            17,354,004           13,960,684

END OF PERIOD                                  11,250,075           17,354,004
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       295,747              592,255

Shares redeemed                                  (445,294)            (247,406)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (149,547)             344,849
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       182,820              279,296

Shares redeemed                                   (85,758)             (13,683)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      97,062              265,613

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                           Year Ended December 31,
                                                                     ---------------------------------------------------------------

INITIAL SHARES                                                        2002              2001             2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                  9.81             12.04            13.89             12.50

Investment Operations:

Investment income (loss)--net                                         (.08)(b)          (.08)(b)         (.08)(b)           .01

Net realized and unrealized
   gain (loss) on investments                                        (3.18)            (2.15)           (1.71)             1.38

Total from Investment Operations                                     (3.26)            (2.23)           (1.79)             1.39

Distributions:

Dividends from investment income--net                                   --                --            (.01)               --

Dividends from net realized
   gain on investments                                                  --                --            (.05)               --

Total Distributions                                                     --                --            (.06)               --

Net asset value, end of period                                        6.55              9.81           12.04              13.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    (33.23)           (18.52)         (13.02)             11.12(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.34              1.39            1.41                .07(c)

Ratio of net investment income (loss)
   to average net assets                                             (1.06)             (.77)           (.60)               .06(c)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                          .05               .11             .52               1.45(c)

Portfolio Turnover Rate                                             132.08            106.00          123.96               7.49(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                8,881            14,755          13,960              2,223

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                                     Year Ended December 31,
                                                                                       ---------------------------------------------

SERVICE SHARES                                                                         2002            2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                   9.78            12.04           12.04

Investment Operations:

Investment (loss)--net                                                                 (.09)(b)         (.09)(b)         --

Net realized and unrealized
   gain (loss) on investments                                                         (3.16)           (2.17)            --

Total from Investment Operations                                                      (3.25)           (2.26)            --

Net asset value, end of period                                                         6.53             9.78           12.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (33.23)          (18.77)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.46             1.49             --

Ratio of net investment (loss) to average net assets                                  (1.17)           (1.02)            --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .18              .28             --

Portfolio Turnover Rate                                                              132.08           106.00          123.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 2,369            2,599              1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Discovery Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial
Corporation.   Founders   Asset  Management  LLC  ("Founders") serves  as  the
portfolio's sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $491 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $9,743,310 and unrealized depreciation $1,394,505. In addition, the portfolio had $288,852 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $1,024,575 of the carryover expires in fiscal 2008, $4,917,933 expires in fiscal 2009 and $3,800,802 expires in fiscal 2010.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $148,257 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2002, Dreyfus waived receipt of fees of $10,143 pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter
The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $6,812 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $177 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002,
the   portfolio   was  charged  $18,437  pursuant  to  the  custody  agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $16,332,517 and $16,258,782, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $12,920,805; accordingly, accumulated net unrealized depreciation on investments was $1,394,505, consisting of $929,794 gross unrealized appreciation and $2,324,299 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Founders Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Discovery Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Discovery Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003

                                                        The Portfolio


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER (69)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


DAVID W. BURKE (66)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ARTHUR A. HARTMAN (76)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 12 investment companies (comprised of 65 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 77 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of Dreyfus since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1988.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolio

NOTES


                 For More Information

                        Dreyfus Investment Portfolios,
                        Founders Discovery Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  193AR1202




      Dreyfus
      Investment Portfolios,
      Core Value Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                           Core Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Valerie J. Sill.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market's disappointing start to the 21st century may be good news for today's growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio produced total returns of -23.29% for its Initial shares and -23.31% for its Service shares.(1) In comparison, the portfolio' s benchmark, the S& P 500/BARRA Value Index, produced a total return of -20.85% for the same period.(2)

The portfolio' s performance was due in part to a weaker than expected economic recovery, a number of corporate scandals and concerns about a possible war with Iraq. The portfolio's returns lagged its benchmark, primarily because the portfolio did not hold as many bank stocks, which performed relatively well in a declining interest-rate environment.

What is the portfolio's investment approach?

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price

What other factors influenced the portfolio's performance?

The economy grew modestly in 2002, but mixed economic data generally confused and disappointed equity investors. On one hand, the rate of economic growth was positive throughout the year. On the other hand, unemployment rose, and the federal budget deficit swelled. In addition, the year was characterized by fears of war and allegations of corporate malfeasance.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

The portfolio was challenged by a number of corporate accounting irregularities. Software maker Computer Associates came under scrutiny and as a result, we eliminated it from the portfolio soon after the allegations surfaced. Tyco International and Tenet Healthcare were removed earlier in the year, before they were in the headlines for aggressive accounting and for controversial Medicare billing, respectively.

Another factor adversely influencing the portfolio was the decision to minimize the portfolio's exposure to bank stocks and emphasize brokerage firms. When the reporting period began, we believed that bank stocks were generally expensive relative to their earnings. However, they performed well during 2002 as interest rates and their deposit costs continued to decline. In contrast, brokerage stocks performed poorly when the economic recovery stumbled.

In an attempt to counteract this weakness, we focused on companies we considered likely to resist market declines. Although this is a value-oriented portfolio, we purchased traditional growth stocks, such as Microsoft and Intel, that had come down significantly in price. These companies have leading market shares, very little debt and the potential for strong earnings once the economy turns around. However, because the economy has not yet gained momentum, neither stock performed particularly well during 2002.

On the other hand, stocks that contributed positively to performance included telecommunications giant AT&T, natural gas producer Encana, banking concern Bank of America, health management provider WellPoint Health Networks and food retailer Winn-Dixie Stores. AT& T completed the sale of its cable business, returning it to its roots as a long-distance carrier. Encana benefited from rising energy prices, while Bank of America saw profits increase when interest rates sank to new lows. WellPoint Health Networks is in one of the few industries with the ability to raise prices, while Winn-Dixie Stores is a profitable grocer that, unlike many other chains, did not face competition from Wal-Mart.

In addition, the portfolio invested in pharmaceutical companies, such as Merck & Co. and Pharmacia, that were out of favor early in 2002. The stocks had become inexpensive, and the earnings power of these companies led to a rebound in the second half of the year.

What is the portfolio's current strategy?

Although both growth and value stocks performed poorly in 2002, value stocks generally did not decline as much as their growth counterparts. We have continued to look for large-cap value stocks that are selling at what we believe to be low prices with the potential for appreciation. The companies we seek enjoy strong business fundamentals and have a catalyst in place to generate capital appreciation. Catalysts may include accelerating sales and earnings growth, improving balance sheet trends, new management, corporate restructuring or pending legislation.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD &POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio Initial shares and Service shares and the Standard & Poor's 500/BARRA Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02


                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 5/1/98            (23.29)%           (1.06)%

SERVICE SHARES                                                                 5/1/98            (23.31)%           (1.06)%



THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, CORE VALUE PORTFOLIO ON 5/1/98 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500/BARRA VALUE INDEX (THE "INDEX") ON THAT DATE.


THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P 500 THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

December 31, 2002

COMMON STOCKS--95.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.2%

Nissan Motor, ADR                                                                                48,300                  742,854

BANKING--13.2%

American Express                                                                                 28,500                1,007,475

Bank of America                                                                                   9,400                  653,958

Citigroup                                                                                        75,900                2,670,921

Fannie Mae                                                                                       15,900                1,022,847

FleetBoston Financial                                                                            49,906                1,212,716

U.S. Bancorp                                                                                     38,700                  821,214

Wachovia                                                                                         17,500                  637,700

                                                                                                                       8,026,831

BASIC INDUSTRIES--5.0%

Air Products & Chemicals                                                                          9,600                  410,400

Alcoa                                                                                            26,000                  592,280

International Paper                                                                              23,700                  828,789

Praxair                                                                                          20,900                1,207,393

                                                                                                                       3,038,862

BEVERAGES & TOBACCO--1.0%

Philip Morris Cos                                                                                14,400                  583,632

BROADCASTING & PUBLISHING--1.3%

McGraw-Hill Cos                                                                                  12,700                  767,588

BROKERAGE--5.2%

Bear Stearns Cos                                                                                  9,800                  582,120

Goldman Sachs                                                                                     6,400                  435,840

JPMorgan Chase Bank                                                                              20,200                  484,800

Lehman Brothers Holdings                                                                         15,500                  825,995

Morgan Stanley                                                                                   21,600                  862,272

                                                                                                                       3,191,027

CAPITAL GOODS--7.3%

Boeing                                                                                           17,000                  560,830

Emerson Electric                                                                                 13,500                  686,475

General Electric                                                                                 12,000                  292,200

Nokia, ADR                                                                                       40,600                  629,300

Pitney Bowes                                                                                     19,700                  643,402

Rockwell Collins                                                                                 15,500                  360,530

United Technologies                                                                              20,800                1,288,352

                                                                                                                       4,461,089


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES--3.5%

Black & Decker                                                                                    7,700                  330,253

Genuine Parts                                                                                    10,300                  317,240

Johnson Controls                                                                                  8,000                  641,360

Koninklijke (Royal) Philips Electronics (New York Shares)                                        46,100                  815,048

                                                                                                                       2,103,901

CONSUMER NON-DURABLES--5.2%

Clorox                                                                                            8,100                  334,125

ConAgra Foods                                                                                    12,200                  305,122

Del Monte Foods                                                                                   8,307  (a)              63,962

H.J. Heinz                                                                                       18,600                  611,382

Kimberly-Clark                                                                                    6,200                  294,314

Loews                                                                                            13,700                  609,102

Nestle, ADR                                                                                      11,800                  627,613

Procter & Gamble                                                                                  3,600                  309,384

                                                                                                                       3,155,004

CONSUMER SERVICES--10.8%

Comcast, Cl. A                                                                                   13,297  (a)             313,410

Federated Department Stores                                                                      32,400  (a)             931,824

Gannett                                                                                          13,700                  983,660

Knight-Ridder                                                                                    11,100                  702,075

Kroger                                                                                           35,000  (a)             540,750

Liberty Media, Cl. A                                                                            101,164  (a)             904,406

McDonald's                                                                                       38,800                  623,904

Office Depot                                                                                     50,800  (a)             749,808

RadioShack                                                                                       30,400                  569,696

Walt Disney                                                                                      15,100                  246,281

                                                                                                                       6,565,814

ENERGY--9.0%

BP, ADR                                                                                          20,400                  829,260

ConocoPhillips                                                                                   13,867                  671,024

Encana                                                                                           27,094                  842,623

Exxon Mobil                                                                                      61,404                2,145,456

Royal Dutch Petroleum (New York Shares)                                                          23,000                1,012,460

                                                                                                                       5,500,823

FINANCIAL SERVICES--.8%

CIT Group                                                                                        23,800                  466,480

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--10.1%

Aetna                                                                                            15,700                  645,584

Becton, Dickinson & Co                                                                           10,300                  316,107

Bristol-Myers Squibb                                                                             37,100                  858,865

C.R. Bard                                                                                        20,800                1,206,400

Guidant                                                                                          12,300  (a)             379,455

Merck & Co                                                                                       11,000                  622,710

Mylan Laboratories                                                                                9,500                  331,550

Pharmacia                                                                                        17,800                  744,040

Schering-Plough                                                                                  46,300                1,027,860

                                                                                                                       6,132,571

HOUSEHOLD APPLIANCES--1.1%

Sony, ADR                                                                                        16,000                  660,960

INSURANCE--7.9%

Allstate                                                                                         31,800                1,176,282

American International Group                                                                     33,296                1,926,174

Chubb                                                                                             5,700                  297,540

John Hancock Financial Services                                                                  10,500                  292,950

Lincoln National                                                                                 18,100                  571,598

Principal Financial Group                                                                        18,300                  551,379

                                                                                                                       4,815,923

TECHNOLOGY--6.0%

Intel                                                                                            53,000                  825,210

International Business Machines                                                                   8,500                  658,750

Microsoft                                                                                        29,900  (a)           1,545,830

Motorola                                                                                         73,000                  631,450

                                                                                                                       3,661,240

TRANSPORTATION--2.6%

FedEx                                                                                            14,900                  807,878

Union Pacific                                                                                    12,700                  760,349

                                                                                                                       1,568,227

UTILITIES--4.4%

AT&T                                                                                             30,440                  794,788

BellSouth                                                                                        24,000                  620,880

Verizon Communications                                                                           31,850                1,234,188

                                                                                                                       2,649,856

TOTAL COMMON STOCKS
   (cost $61,787,094)                                                                                                 58,092,682


PREFERRED STOCKS--2.6%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES;

News Corp, ADR
   (cost $1,658,153)                                                                             68,450                1,550,392
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--1.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal Farm Credit Bank,

  .75%, 1/2/2003

   (cost $1,167,976)                                                                          1,168,000                1,167,976
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $64,613,223)                                                             100.1%               60,811,050

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                  (30,464)

NET ASSETS                                                                                       100.0%               60,780,586

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  64,613,223  60,811,050

Dividends and interest receivable                                        99,309

Prepaid expenses                                                          1,784

                                                                     60,912,143
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            43,865

Cash overdraft due to Custodian                                             254

Payable for shares of Beneficial Interest redeemed                       42,721

Accrued expenses and other liabilities                                   44,717

                                                                        131,557
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,780,586
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      76,636,377

Accumulated undistributed investment income--net                        228,180

Accumulated net realized gain (loss) on investments                 (12,281,798)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (3,802,173)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,780,586

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       27,354,457      33,426,129

Shares Outstanding                                    2,472,948       3,020,876
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             11.06           11.07

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $12,272 foreign taxes witheld at source)        948,920

Interest                                                                69,171

TOTAL INCOME                                                         1,018,091

EXPENSES:

Investment advisory fee--Note 3(a)                                     480,210

Distribution fees--Note 3(b)                                            77,993

Professional fees                                                       35,678

Prospectus and shareholders' reports                                    22,385

Custodian fees--Note 3(b)                                               15,566

Shareholder servicing costs--Note 3(b)                                   5,562

Trustees' fees and expenses--Note 3(c)                                     297

Miscellaneous                                                            4,471

TOTAL EXPENSES                                                         642,162

Less--waiver of fees due to undertaking--Note 3(a)                     (40,885)

NET EXPENSES                                                           601,277

INVESTMENT INCOME--NET                                                 416,814
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (11,139,001)

Net unrealized appreciation (depreciation) on investments           (6,808,564)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (17,947,565)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (17,530,751)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            416,814              308,514

Net realized gain (loss) on investments       (11,139,001)            (946,878)

Net unrealized appreciation (depreciation)
   on investments                              (6,808,564)             513,040

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (17,530,751)            (125,324)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (281,596)              (11,915)

Service shares                                  (230,189)                 (873)

Net realized gain on investments:

Initial shares                                        --              (432,914)

Service shares                                        --               (31,706)

TOTAL DIVIDENDS                                 (511,785)             (477,408)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  6,631,731           18,191,167

Service shares                                 22,995,663           21,350,074

Dividends reinvested:

Initial shares                                    281,596              444,829

Service shares                                    230,189               32,579

Cost of shares redeemed:

Initial shares                                 (7,854,362)          (3,875,822)

Service shares                                 (2,525,634)            (373,262)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            19,759,183           35,769,565

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,716,647           35,166,833
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            59,063,939           23,897,106

END OF PERIOD                                  60,780,586           59,063,939

Undistributed investment income--net              228,180              311,870


                                                      Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       507,506            1,248,972

Shares issued for dividends reinvested             21,783               32,257

Shares redeemed                                  (642,363)            (278,274)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (113,074)           1,002,955
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,741,452            1,499,786

Shares issued for dividends reinvested             17,931                2,363

Shares redeemed                                  (214,858)             (25,831)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,544,525            1,476,318

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                        Year Ended December 31,
                                                              ----------------------------------------------------------------------

INITIAL SHARES                                                   2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            14.54          15.10           13.97          11.72         12.50

Investment Operations:

Investment income--net                                            .09(b)         .12(b)          .17(b)         .07(b)        .07

Net realized and unrealized
   gain (loss) on investments                                   (3.46)          (.45)           1.50           2.24          (.77)

Total from Investment Operations                                (3.37)          (.33)           1.67           2.31          (.70)

Distributions:

Dividends from investment
   income--net                                                   (.11)          (.01)           (.16)          (.06)         (.08)

Dividends from net realized
   gain on investments                                             --           (.22)           (.38)            --            --

Total Distributions                                              (.11)          (.23)           (.54)          (.06)         (.08)

Net asset value, end of period                                  11.06          14.54           15.10          13.97         11.72
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (23.29)         (2.08)          12.06          19.73        (5.59)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                             .88            .96             .97           1.00           .67(c)

Ratio of net investment income
   to average net assets                                          .69            .83            1.19            .56           .62(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                         --            .02             .07            .50           .74(c)

Portfolio Turnover Rate                                         65.72          65.13          110.74          97.14         47.37(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          27,354         37,595          23,897         15,343         5,959

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                            Year Ended December 31,
                                                                                   -------------------------------------------------

SERVICE SHARES                                                                         2002            2001        2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.54           15.09       15.09

Investment Operations:

Investment income--net                                                                  .08(b)          .08(b)       --

Net realized and unrealized
   gain (loss) on investments                                                         (3.45)           (.40)         --

Total from Investment Operations                                                      (3.37)           (.32)         --

Distributions:

Dividends from investment income--net                                                  (.10)           (.01)         --

Dividends from net realized gain on investments                                          --            (.22)         --

Total Distributions                                                                    (.10)           (.23)         --

Net asset value, end of period                                                        11.07           14.54       15.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (23.31)          (2.08)         --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.00            1.00          --

Ratio of net investment income
   to average net assets                                                                .62             .61          --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                        .13             .27          --

Portfolio Turnover Rate                                                               65.72           65.13      110.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                33,426          21,469           1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Core Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $387 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $228,180, accumulated capital losses $10,613,425 and unrealized depreciation $4,058,995. In addition, the portfolio had $1,411,551 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $512,304 of the carryover expires in fiscal 2009 and $10,101,121 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $511,785 and $387,894 and long-term capital gains $0 and $89,514.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $11,281 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2002, the Manager waived receipt of fees of $40,885, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $77,993 pursuant to the Plan.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $145 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $15,566 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $60,645,124 and $39,853,314, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $64,870,045; accordingly, accumulated net unrealized depreciation on investments was $4,058,995, consisting of $1,462,106 gross unrealized appreciation and $5,521,101 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander (69)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (75)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

David W. Burke (66)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

Arthur A. Hartman (76)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

George L. Perry (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                                                        The Portfolio

                  For More Information

                        Dreyfus
                        Investment Portfolios,
                        Core Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  172AR1202


      Dreyfus
      Investment Portfolios,
      Founders Growth
      Portfolio
      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                      Founders Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Founders Growth Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John Jares, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market's disappointing start to the 21st century may be good news for today's growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

John Jares, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio's Initial shares produced a total return of -28.25% and its Service shares produced a total return of -28.21%.(1) In contrast, the Standard & Poor's 500 BARRA Growth Index (the "Index"), the portfolio's benchmark, produced a total return of -23.59% for the same period.(2)

Unfortunately, 2002 was disappointing for equity investors, producing the third year of negative returns in a row. Persistent economic weakness, corporate accounting scandals and concerns about war with Iraq drove stock prices downward. Particularly hard-hit were growth stocks that thrive on an optimistic outlook.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-managed growth companies whose performance is not entirely dependent upon the fortunes of the economy. Utilizing a "bottom-up" approach, we focus on individual stock selection rather than on forecasting stock market trends. We look for high-quality, proven companies with an established track record of sustained earnings growth in excess of industry averages. The companies we select must have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities. Rather than a short-term focus on next quarter' s profits, we look at a company for its long-term potential and its earning power over the next three to five years.

What other factors influenced the portfolio's performance?

2002 started on a positive note, as corporations reported reasonably good results while the economy rebounded from the terrorist attacks on September 11, 2001. However, the market environment began to The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

deteriorate in the summer, as a number of companies were forced to restate profits due to errors, misjudgments or fraud. At the same time, the spring's promising economic data began to turn gloomy, causing corporations to cut back on spending. Corporate travel was reduced sharply, and airlines and hotels which benefit from a buoyant economic climate saw a downturn in their businesses. In addition, heightened fear of war with Iraq injected additional uncertainty into the stock market.

Fortunately, consumers were fairly resilient during 2002, as spending on housing, automobiles, electronics and other big ticket items remained brisk. Interest rates stayed at very low levels during the year, and the Federal Reserve Board' s (the "Fed" ) decision in November to reduce interest rates another 0.5 percentage points, as well as a significant drop in mortgage rates, pumped more money into consumers' pockets. The stock market rallied after the Fed's announcement, posting significant gains. However, the rally was not enough to make up for the damage done during the rest of the year.

The portfolio performed in line with its benchmark, which saw areas sensitive to economic growth, such as technology and most telecommunications stocks, continue to perform poorly. The portfolio's investment in Brocade Communications Systems, which makes storage area networking equipment, saw its market share diminish as new competitors came into the market to meet demand for data storage generated by the terrorist attacks. Meanwhile, basic materials companies, such as steel producer Nucor and forest products company Weyerhaeuser, performed poorly, primarily because these companies depend on economic growth to do well

One of the year's best performing sectors was health care, partly because demand for goods and services is generally unrelated to economic growth. Generic drug company stocks posted relatively good returns, while large pharmaceutical companies depending on brand name products lagged. The fund benefited from its position in Forest Laboratories, a generic drug company that has taken advantage
of   expiring   patents  by  entering  the  market  with  cheaper  products.  I addition, the fund benefited from investments in companies dependent on consumer spending, such as Royal Carribean Cruises, one of the world's largest cruise companies, which has recently cut costs and reduced prices to entice a broader clientele.

What is the portfolio's current strategy?

Our strategy is to reduce risk by keeping our sector allocation strategy closely in line with our benchmark. We try to add value through good stock selection within those industries. Accordingly, we have continued to search for companies selling at attractive prices that can grow faster than the investment community expects.

While we do not expect the consumer to continue to prop up the economy, we are hopeful that the business environment will improve in the industrial sector. Fear of war caused anxiety among investors during 2002, and we believe that an actual war with Iraq may also have a negative impact on stocks in 2003.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD AND POOR'S 500 BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX THAT HAVE HIGH
     PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of a $10,000 investment in Dreyfus Investment Portfolios, Founders Growth Portfolio Initial shares and Service shares and the Standard & Poor's 500/BARRA Growth Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                              Inception                              From
                                Date              1 Year           Inception
--------------------------------------------------------------------------------

INITIAL SHARES                 9/30/98           (28.25)%           (6.34)%

SERVICE SHARES                 9/30/98           (28.21)%           (6.37)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS GROWTH PORTFOLIO ON 9/30/98 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD AND POOR'S 500/BARRA GROWTH INDEX (THE "INDEX") ON THAT DATE.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX THAT HAVE HIGH PRICE-TO-BOOK RATIOS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2002

STATEMENT OF INVESTMENTS

COMMON STOCKS--89.4%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES--.8%

Delta Air Lines                                                                                  12,581                  152,230

ALUMINUM--.4%

Alcoa                                                                                             3,578                   81,507

APPLICATION SOFTWARE--1.5%

PeopleSoft                                                                                       11,751  (a)             215,043

Siebel Systems                                                                                    9,925  (a)              74,239

                                                                                                                         289,282

BANKS--3.0%

Bank of America                                                                                   4,498                  312,926

Wells Fargo & Co.                                                                                 5,189                  243,208

                                                                                                                         556,134

BIOTECHNOLOGY--1.8%

Amgen                                                                                             2,787  (a)             134,723

Genentech                                                                                         6,098  (a)             202,210

                                                                                                                         336,933

BROADCASTING & CABLE TV--4.4%

Clear Channel Communications                                                                     11,647  (a)             434,317

Comcast, Cl. A                                                                                   14,811  (a)             334,581

Cox Communications, Cl. A                                                                         2,351  (a)              66,768

                                                                                                                         835,666

CASINOS & GAMING--1.5%

Mandalay Resort                                                                                   8,989  (a)             275,153

COMPUTER & ELECTRONICS RETAIL--1.1%

Best Buy Co.                                                                                      8,478  (a)             204,744

COMPUTER HARDWARE--1.6%

Dell Computer                                                                                     2,997  (a)              80,140

Hewlett-Packard                                                                                   3,514                   61,003

International Business Machines                                                                   2,057                  159,417

                                                                                                                         300,560

CONSUMER FINANCE--1.9%

MBNA                                                                                             18,342                  348,865

DATA PROCESSING SERVICES--1.0%

First Data                                                                                        5,197                  184,026

DIVERSIFIED COMMERCIAL SERVICES--.7%

Cendant                                                                                          13,286  (a)             139,237


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--6.4%

Citigroup                                                                                        14,494                  510,044

Freddie Mac                                                                                       1,637                   96,665

Goldman Sachs Group                                                                               2,803                  190,884

Morgan Stanley                                                                                    6,402                  255,568

Stilwell Financial                                                                               11,145                  145,665

                                                                                                                       1,198,826

DRUG RETAIL--.2%

Walgreen                                                                                          1,244                   36,312

EXCHANGE TRADED FUNDS--4.0%

SPDRs                                                                                             8,518                  751,628

GAS UTILITIES--1.5%

Kinder Morgan                                                                                     6,452                  272,726

GENERAL MERCHANDISE STORES--1.3%

Wal-Mart Stores                                                                                   4,847                  244,822

HEALTHCARE DISTRIBUTORS & SERVICES--1.0%

Express Scripts, Cl. A                                                                            3,955  (a)             189,998

HEALTHCARE EQUIPMENT--1.6%

Boston Scientific                                                                                 7,018  (a)             298,405

HEALTHCARE FACILITIES--.8%

HCA                                                                                               3,420                  141,930

HOME IMPROVEMENT RETAIL--.5%

Lowe's Cos.                                                                                       2,752                  103,200

HOUSEHOLD PRODUCTS--2.1%

Colgate-Palmolive                                                                                 3,798                  199,129

Procter & Gamble                                                                                  2,291                  196,889

                                                                                                                         396,018

IT CONSULTING & SERVICES--1.3%

Accenture, Cl. A                                                                                 13,958  (a)             251,104

INDUSTRIAL CONGLOMERATES--5.2%

General Electric                                                                                 23,617                  575,074

3M                                                                                                3,238                  399,245

                                                                                                                         974,319

INDUSTRIAL GASES--.7%

Praxair                                                                                           2,367                  136,742

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL MACHINERY--1.1%

Illinois Tool Works                                                                               3,271                  212,157

INTEGRATED OIL & GAS--1.2%

Exxon Mobil                                                                                       6,562                  229,276

LEISURE FACILITIES--1.2%

Royal Caribbean Cruises                                                                          13,725                  229,208

LEISURE PRODUCTS--.3%

Mattel                                                                                            2,575                   49,311

MANAGED HEALTHCARE--.5%

Caremark Rx                                                                                       5,754  (a)              93,503

MOTORCYCLE MANUFACTURERS--1.1%

Harley-Davidson                                                                                   4,472                  206,606

MOVIES & ENTERTAINMENT--4.2%

AOL Time Warner                                                                                   6,844  (a)              89,657

Viacom, Cl. B                                                                                    10,328  (a)             420,969

Walt Disney                                                                                      16,535                  269,686

                                                                                                                         780,312

MULTI-LINE INSURANCE--.6%

American International Group                                                                      1,974                  114,196

NETWORKING EQUIPMENT--.7%

Cisco Systems                                                                                    10,319  (a)             135,179

OIL & GAS DRILLING--.4%

Nabors Industries                                                                                 2,091  (a)              73,750

OIL & GAS EQUIPMENT & SERVICES--1.4%

BJ Services                                                                                       1,947  (a)              62,908

Smith International                                                                               6,397  (a)             208,670

                                                                                                                         271,578

OIL & GAS EXPLORATION & PRODUCTION--.4%

Anadarko Petroleum                                                                                1,638                   78,460

PERSONAL PRODUCTS--1.1%

Estee Lauder Cos., Cl. A                                                                          7,622                  201,221

PHARMACEUTICALS--11.2%

Abbott Laboratories                                                                               7,590                  303,600

Barr Laboratories                                                                                   845  (a)              55,001

Forest Laboratories                                                                               4,906  (a)             481,867

Johnson & Johnson                                                                                 6,423                  344,979

Merck & Co.                                                                                       5,872                  332,414

Pfizer                                                                                           14,512                  443,632


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS (CONTINUED)

Teva Pharmaceutical Industries, ADR                                                               3,800                  146,718

                                                                                                                       2,108,211

PUBLISHING--1.7%

Tribune                                                                                           6,938                  315,401

RAILROADS--1.2%

Union Pacific                                                                                     3,631                  217,388

SEMICONDUCTOR EQUIPMENT--.9%

KLA-Tencor                                                                                        2,821  (a)              99,779

Novellus Systems                                                                                  2,252  (a)              63,236

                                                                                                                         163,015

SEMICONDUCTORS--2.2%

Broadcom, Cl. A                                                                                  12,339  (a)             185,825

Intel                                                                                             5,626                   87,597

Linear Technology                                                                                 5,122                  131,738

                                                                                                                         405,160

SOFT DRINKS--1.1%

Coca-Cola                                                                                         4,938                  216,383

SPECIALTY STORES--1.7%

AutoZone                                                                                          1,871  (a)             132,186

Office Depot                                                                                      6,843  (a)             101,003

Tiffany & Co.                                                                                     3,768                   90,093

                                                                                                                         323,282

STEEL--.7%

Nucor                                                                                             3,236                  133,647

SYSTEMS SOFTWARE--7.0%

Adobe Systems                                                                                     4,314                  107,462

Microsoft                                                                                        15,313  (a)             791,682

Oracle                                                                                           26,602  (a)             287,302

VERITAS Software                                                                                  8,224  (a)             128,459

                                                                                                                       1,314,905

TELECOMMUNICATIONS EQUIPMENT--1.2%

Nokia, ADR                                                                                        8,700                  134,850

QUALCOMM                                                                                          2,498  (a)              90,902

                                                                                                                         225,752

TOTAL COMMON STOCKS

   (cost $17,823,013)                                                                                                 16,798,268

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--11.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal Farm Credit Bank,

  .85%, 1/2/2003

   (cost $2,059,951)                                                                          2,060,000                2,059,951
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $19,882,964)                                                              100.4%              18,858,219

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)                (83,110)

NET ASSETS                                                                                        100.0%              18,775,109

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  19,882,964  18,858,219

Cash                                                                     21,834

Dividends receivable                                                     16,244

Prepaid expenses                                                          1,237

                                                                     18,897,534
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            11,326

Payable for investment securities purchased                              65,243

Payable for shares of Beneficial Interest redeemed                          164

Accrued expenses                                                         45,692

                                                                        122,425
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,775,109
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      39,868,912

Accumulated net realized gain (loss) on investments                 (20,069,058)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (1,024,745)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,775,109

NET ASSET VALUE PER SHARE

                                                Initial Shares  Service Shares
------------------------------------------------------------------------------

Net Assets ($)                                      14,441,761       4,333,348

Shares Outstanding                                   1,711,248         514,017
------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             8.44          8.43

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $718 foreign taxes withheld at source)          165,692

Interest                                                                59,146

TOTAL INCOME                                                           224,838

EXPENSES:

Investment advisory fee--Note 3(a)                                     181,793

Auditing fees                                                           36,137

Prospectus and shareholders' reports                                    27,746

Custodian fees--Note 3(b)                                               13,323

Distribution fees--Note 3(b)                                            11,718

Shareholder servicing costs--Note 3(b)                                   2,594

Legal fees                                                               2,309

Trustees' fees and expenses--Note 3(c)                                     563

Loan commitment fees--Note 2                                               364

TOTAL EXPENSES                                                         276,547

Less--waiver of fees due to undertaking--Note 3(a)                     (34,156)

NET EXPENSES                                                           242,391

INVESTMENT (LOSS)--NET                                                 (17,553)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (5,372,612)

Net unrealized appreciation (depreciation) on investments           (2,834,277)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (8,206,889)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (8,224,442)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                              ----------------------------------
                                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     (17,553)               20,936

Net realized gain (loss) on investments        (5,372,612)           (9,372,347)

Net unrealized appreciation
   (depreciation) on investments               (2,834,277)            2,834,362

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (8,224,442)           (6,517,049)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (15,843)              (21,791)

Service shares                                     (3,788)                 (438)

TOTAL DIVIDENDS                                   (19,631)              (22,229)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    692,907             6,773,264

Service shares                                  3,124,265             4,274,009

Dividends reinvested:

Initial shares                                     15,843                21,791

Service shares                                      3,788                   438

Cost of shares redeemed:

Initial shares                                 (5,262,139)           (3,263,377)

Service shares                                 (1,309,317)              (95,938)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,734,653)            7,710,187

TOTAL INCREASE (DECREASE) IN NET ASSETS       (10,978,726)            1,170,909
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            29,753,835            28,582,926

END OF PERIOD                                  18,775,109            29,753,835

Undistributed investment income--net                   --                19,603

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended December 31,
                                                --------------------------------
                                                     2002                  2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        67,093               519,383

Shares issued for dividends reinvested              1,334                 1,834

Shares redeemed                                  (533,187)             (285,622)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (464,760)              235,595
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       286,912               360,893

Shares issued for dividends reinvested                319                    37

Shares redeemed                                  (126,016)               (8,145)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     161,215               352,785

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                      Year Ended December 31,
                                                            ------------------------------------------------------------------------

INITIAL SHARES                                                   2002           2001           2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.77          14.73          19.87          15.90         12.50

Investment Operations:

Investment income (loss)--net                                    (.01)(b)        .01(b)         .02(b)        (.02)(b)       .01

Net realized and unrealized
   gain (loss) on investments                                   (3.31)         (2.96)         (5.03)          5.79          3.39

Total from Investment Operations                                (3.32)         (2.95)         (5.01)          5.77          3.40

Distributions:

Dividends from investment income--net                            (.01)          (.01)            --           (.01)           --

Dividends from net realized
   gain on investments                                             --             --           (.13)         (1.79)           --

Total Distributions                                              (.01)          (.01)          (.13)         (1.80)           --

Net asset value, end of period                                   8.44          11.77          14.73          19.87         15.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (28.25)        (20.03)        (25.40)         39.01         27.20(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.00            .99            .97           1.00           .25(c)

Ratio of net investment income (loss)
   to average net assets                                         (.08)           .08            .11           (.11)          .05(c)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .09            .10            .11           1.33           .31(c)

Portfolio Turnover Rate                                        165.08         180.84         171.96         115.08         75.65(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          14,442         25,607         28,583          7,485         2,544

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended December 31,
                                                                                ----------------------------------------------------

SERVICE SHARES                                                                         2002            2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.76           14.73             14.73

Investment Operations:

Investment (loss)--net                                                                 (.01)(b)        (.00)(b,c)          --

Net realized and unrealized
   gain (loss) on investments                                                         (3.31)          (2.96)               --

Total from Investment Operations                                                      (3.32)          (2.96)               --

Distributions:

Dividends from investment income--net                                                  (.01)           (.01)               --

Net asset value, end of period                                                         8.43           11.76             14.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (28.21)         (20.16)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.00            1.00                --

Ratio of net investment (loss)
   to average net assets                                                               (.06)           (.01)               --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .34             .40                --

Portfolio Turnover Rate                                                              165.08          180.84            171.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 4,333           4,147                --(d)

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN ($.01) PER SHARE.

(D) AMOUNT REPRESENTS LESS THAN $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Founders Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $18,890,182 and unrealized depreciation $1,873,452. In addition, the portfolio had $330,169 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $1,609,264 of the carryover expires in fiscal 2008, $11,561,842 expires in fiscal 2009 and $5,719,076 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $19,631 and $22,229.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $17,581 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2002, Dreyfus waived receipt of fees of $34,156, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million  . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%


(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $11,718 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $150 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $13,323 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $34,100,673 and $33,730,510, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $20,731,671; accordingly, accumulated net unrealized depreciation on investments was $1,873,452, consisting of $557,531 gross unrealized appreciation and $2,430,983 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Founders Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Growth Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Growth Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 99.85% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander (69)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (75)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

David W. Burke (66)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

Arthur A. Hartman (76)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

George L. Perry (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 12 investment companies (comprised of 65 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 77 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of Dreyfus since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1988.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                  For More Information

                        Dreyfus Investment Portfolios,
                        Founders Growth Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  176AR1202



      Dreyfus
      Investment Portfolios,
      Founders International
      Equity Portfolio
      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                        Founders International Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, A. Edward Allinson, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

In 2002, investors witnessed the third consecutive year of negative returns for the global stock markets. With broad measures of global stock market performance down since early 2000, this bear market has been driven by deteriorating business conditions in Europe and deflationary pressures in Japan. Despite recent financial crises in Latin America, the emerging markets generally fared better than the developed markets during the year. However, the market's disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

A. Edward Allinson, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio produced total returns of -27.15% for its Initial Shares and -27.21% for its Service shares.(1) This compares with a -15.80% total return produced by the fund's benchmark, the Morgan Stanley Capital International World ex U.S. Index, for the same period.(2)

We attribute the portfolio and market's negative returns to a continued downward shift in valuation, which is a measure of the price investors are willing to pay for each dollar of corporate earnings. Confidence-eroding corporate scandals and the threat of geopolitical instability intensified investors' concerns. The portfolio's returns trailed its benchmark, primarily because we emphasized investments in health care, technology and telecommunications companies, which generally performed worse than market averages.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the hallmarks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers, as well as that of their local markets.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

The portfolio will typically hold 50-90 stocks, broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will not likely reach the previously set target price.

What other factors influenced the portfolio's performance?

The global economy continued to produce better than expected growth, coupled with relatively low rates of interest, inflation and unemployment. Under such generally positive economic conditions, markets have historically tended to go up. Unfortunately, this was not the case in 2002 as ongoing deterioration of investor sentiment more than offset generally positive economic influences. After several years of willingness to pay ever-higher prices for each dollar of corporate earnings, an abrupt shift occurred in early 2000, and this contraction in valuation continued through 2002. The trend toward lower valuations was exacerbated during the reporting period by concern over the strength and sustainability of corporate earnings growth, corporate scandals in the U.S. and continued worries related to the war on terrorism and potential war in Iraq. As
a   result,   stock   market  returns  were  disappointing  around  the  globe.

In this time of market stress, investors tended to favor relatively defensive holdings such as consumer staples, utilities and basic materials companies. These industry groups were among the market' s best performers but were underrepresented in the portfolio. Instead, in the belief that they would benefit from a growing global economy, we focused on some of the market's most poorly performing sectors, notably technology, telecommunications and health care. Stocks such as Flextronics International and Check Point Software Technologies were hurt by weak capital spending and market saturation. Health care and pharmaceutical stocks faced a difficult regulatory and competitive market, and stocks such as Elan Corp. and Biovale dampened the portfolio's performance.

On the other hand, a number of investments contributed positively to the portfolio's relative performance during the reporting period.

Among these were CANON, which benefited from the trend towards digitalization in cameras and printing, and Hyundai Motors and Samsung Electronics, which benefited from Korea's strong domestic economy and rising export demand.

What is the portfolio's current strategy?

We have positioned the portfolio to benefit from a recovery in earnings, an increase in corporate spending and an improvement in investor sentiment. While we may have been somewhat early in our timing, we continue to believe that steadily  improving  economic  data will translate into greater customer demand,
which   should   drive   a   sustained   improvement   in   corporate  profits.

We also continue to believe that stocks outside the United States are generally reasonably priced and offer good value. The most significant values, we believe, may be found in former growth companies with strong business fundamentals, seasoned management teams and solid brand positions. Accordingly, the portfolio is more concentrated in high-quality firms that, in our view, are well-positioned to benefit from a global economic rebound.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Founders International Equity Portfolio Initial shares and Service shares and the Morgan Stanley Capital International World ex U.S. Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                             Inception                              From
                               Date              1 Year           Inception
--------------------------------------------------------------------------------

INITIAL SHARES                9/30/98           (27.15)%           (5.61)%

SERVICE SHARES                9/30/98           (27.21)%           (5.61)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS INTERNATIONAL EQUITY PORTFOLIO ON 9/30/98 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX (THE "INDEX") ON THAT DATE.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

December 31, 2002

COMMON STOCKS--94.0%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CANADA--4.5%

Abitibi--Consolidated                                                                            21,925                  168,547

EnCana                                                                                            4,275                  132,160

                                                                                                                         300,707

FINLAND--1.5%

UPM-Kymmene                                                                                       3,100                  100,398

FRANCE--8.6%

Axa                                                                                              13,850                  185,963

BNP Paribas                                                                                       2,900                  118,215

Suez                                                                                              7,400                  128,491

Total Fina Elf                                                                                    1,000                  142,878

                                                                                                                         575,547

GERMANY--3.0%

Schering                                                                                          1,550                   67,529

Siemens                                                                                           3,175                  134,991

                                                                                                                         202,520

HONG KONG--1.9%

China Unicom                                                                                     96,000  (a)              65,243

Hutchison Whampoa                                                                                10,000                   62,576

                                                                                                                         127,819

INDIA--3.2%

Satyam Computer Services, ADR                                                                    16,700                  214,595

JAPAN--15.7%

CANON                                                                                             3,000                  112,926

FAST RETAILING                                                                                    4,300                  151,360

HONDA MOTOR                                                                                       2,700                   99,815

Mitsubishi Tokyo Financial                                                                           18                   97,768

NTT DoCoMo                                                                                           81                  149,381

Nikko Cordial                                                                                     38,000                 128,000

Nintendo                                                                                           1,500                 140,084

SONY                                                                                               4,100                  171,251

                                                                                                                        1,050,585

NETHERLANDS--11.9%

Heineken                                                                                           3,775                  147,423

ING Groep                                                                                         10,725                  181,722

Koninklijke (Royal) Philips Electronics                                                            5,500                   96,424

Royal Dutch Petroleum                                                                              2,825                  124,411

Schlumberger                                                                                       2,825                  118,904


COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

Unilever                                                                                           2,075                  127,542

                                                                                                                          796,426

SINGAPORE--1.9%

Flextronics International                                                                        15,625  (a)             127,968

SPAIN--2.4%

Endesa                                                                                            6,325                   74,036

Telefonica                                                                                        9,550  (a)              85,518

                                                                                                                         159,554

SWEDEN--1.0%

Telefonaktiebolaget LM Ericsson, Cl. B                                                           98,000  (a)              68,858

SWITZERLAND--8.8%

Adecco                                                                                            2,500                   98,075

Converium                                                                                         1,650  (a)              80,016

Credit Suisse                                                                                     6,025  (a)             130,827

Novartis                                                                                          4,675                  170,710

UBS                                                                                               2,300  (a)             111,870

                                                                                                                         591,498

UNITED KINGDOM--29.6%

ARM                                                                                              66,400  (a)              51,324

Amvescap                                                                                         22,400                  143,561

BP                                                                                               31,200                  214,531

Barclays                                                                                         11,850                   73,466

Diageo                                                                                           15,225                  165,489

Exel                                                                                             11,025                  122,144

GlaxoSmithKline                                                                                   7,525                  144,441

HSBC                                                                                              8,625                   95,347

Lloyds TSB                                                                                        7,625                   54,762

Pearson                                                                                          13,375                  123,734

Reed Elsevier                                                                                     7,550                   64,679

Rio Tinto                                                                                         7,675                  153,252

Royal Bank of Scotland                                                                            3,200                   76,676

Shire Pharmaceuticals                                                                            14,975  (a)              95,854

Smith & Nephew                                                                                   11,225                   68,778

Standard Chartered                                                                               11,600                  131,877

Vodafone                                                                                        113,825                  207,580

                                                                                                                       1,987,495

TOTAL COMMON STOCKS

   (cost $7,379,253)                                                                                                   6,303,970

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--1.4%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Porsche

   (cost $100,786)                                                                                  225                   93,537
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Transamerica Finance Corp.

  1.20%, 1/2/2003

   (cost $299,990)                                                                              300,000                  299,990
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $7,780,029)                                                               99.9%                6,697,497

CASH AND RECEIVABLES (NET)                                                                          .1%                    8,222

NET ASSETS                                                                                       100.0%                6,705,719

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  7,780,029     6,697,497

Cash                                                                     65,250

Dividends receivable                                                     10,338

Due from The Dreyfus Corporation and affiliates                             958

                                                                      6,774,043
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for shares of Beneficial Interest redeemed                       30,573

Accrued expenses and other liabilities                                   37,751

                                                                         68,324
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,705,719
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      14,162,865

Accumulated undistributed investment income--net                          6,617

Accumulated net realized gain (loss) on investments                 (6,381,979)

Accumulated net unrealized appreciation
  (depreciation) on investments
  and foreign currency transactions                                  (1,081,784)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,705,719

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
------------------------------------------------------------------------------

Net Assets ($)                                        5,103,478      1,602,241

Shares Outstanding                                      585,382        183,749
------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              8.72          8.72

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $14,090 foreign taxes withheld at source)       128,676

Interest                                                                 7,455

TOTAL INCOME                                                           136,131

EXPENSES:

Investment advisory fee--Note 3(a)                                      87,190

Custodian fees                                                          29,219

Auditing fees                                                           22,703

Prospectus and shareholders' reports                                    21,558

Distribution fees--Note 3(b)                                             4,297

Shareholder servicing costs--Note 3(b)                                   1,865

Trustees' fees and expenses--Note 3(c)                                   1,803

Legal fees                                                                 846

Loan commitment fees--Note 2                                               123

Miscellaneous                                                           10,120

TOTAL EXPENSES                                                         179,724

Less--waiver of fees due to undertaking--Note 3(a)                     (49,087)

NET EXPENSES                                                           130,637

INVESTMENT INCOME--NET                                                   5,494
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (1,268,084)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 (1,548,573)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,816,657)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,811,163)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                       5,494              (16,365)

Net realized gain (loss) on investments        (1,268,084)          (4,203,196)

Net unrealized appreciation (depreciation)
   on investments                              (1,548,573)             166,599

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (2,811,163)          (4,052,962)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --               (3,830)

Service shares                                         --                 (111)

TOTAL DIVIDENDS                                        --               (3,941)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,670,744            3,190,890

Service shares                                  1,034,932            3,448,933

Dividends reinvested:

Initial shares                                         --                3,830

Service shares                                         --                  111

Cost of shares redeemed:

Initial shares                                 (3,403,241)          (2,091,434)

Service shares                                   (388,952)          (1,780,905)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (1,086,517)           2,771,425

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,897,680)          (1,285,478)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            10,603,399           11,888,877

END OF PERIOD                                   6,705,719           10,603,399

Undistributed investment income--net                6,617                 --

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                                --------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       174,994             223,519

Shares issued for dividends reinvested                 --                 266

Shares redeemed                                  (349,506)           (163,207)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (174,512)             60,578
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        98,115             265,143

Shares issued for dividends reinvested                 --                   8

Shares redeemed                                  (39,948)            (139,598)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      58,167              125,553

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                      Year Ended December 31,
                                                                 -------------------------------------------------------------------
INITIAL SHARES                                                   2002           2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.97          17.00          21.65          14.36         12.50

Investment Operations:

Investment income (loss)--net                                    .01(b)         (.02)(b)        .00(b,c)      (.02)(b)      (.01)

Net realized and unrealized
   gain (loss) on investments                                  (3.26)          (5.00)         (3.55)          8.73          1.87

Total from Investment Operations                               (3.25)          (5.02)         (3.55)          8.71          1.86

Distributions:

Dividends from investment income--net                              --           (.01)          --                --           --

Dividends from net realized
   gain on investments                                             --             --          (1.10)         (1.42)           --

Total Distributions                                                --           (.01)         (1.10)         (1.42)           --

Net asset value, end of period                                  8.72           11.97          17.00          21.65         14.36
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (27.15)         (29.56)        (17.41)         60.69         14.88(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.50            1.50           1.50           1.50           .38(d)

Ratio of net investment income (loss)
   to average net assets                                         .06            (.13)           .02           (.11)         (.08)(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                    .51             .72            .57           2.27           .81(d)

Portfolio Turnover Rate                                       226.63          201.61         171.34         190.80         29.25(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          5,103           9,099         11,888          4,608         2,297

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                    Year Ended December 31,
                                                                                       --------------------------------------------
SERVICE SHARES                                                                         2002            2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.98           17.00            17.00

Investment Operations:

Investment income (loss)--net                                                           .01(b)         (.06)(b)          --

Net realized and unrealized
   gain (loss) on investments                                                        (3.27)           (4.95)              --

Total from Investment Operations                                                     (3.26)           (5.01)              --

Distributions:

Dividends from investment income--net                                                    --            (.01)              --

Net asset value, end of period                                                        8.72            11.98             17.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                    (27.21)          (29.50)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.50            1.50                --

Ratio of net investment income (loss)
   to average net assets                                                                .05            (.46)                --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .76            1.05                 --

Portfolio Turnover Rate                                                              226.63          201.61             171.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,602           1,504               1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders International Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term growth of capital. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders")
serves  as  the  portfolio' s  sub-investment  adviser.  Founders is a 90%-owned
subsidiary    of    Mellon.

Dreyfus Service Corporation (the "Distributor "), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last The Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $908 during the period ended December 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,617, accumulated capital losses $6,024,266 and unrealized depreciation $1,099,331. In addition, the portfolio had $340,166 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $390,202 of the carryover expires in fiscal 2008, $4,125,982 expires in fiscal 2009 and $1,508,082 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $0 and $3,941.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $1,123 and decreased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2002, Dreyfus waived receipt of fees of $49,087, pursuant to the undertaking

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%


(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $4,297 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $152 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $19,114,359 and $19,498,736, respectively.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2002, the cost of investments for federal income tax purposes was $7,797,575; accordingly, accumulated net unrealized depreciation on investments was $1,100,078, consisting of $167,374 gross unrealized appreciation and $1,267,452 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Founders International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders International Equity Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders International Equity Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2002:

  --the total amount of taxes paid to foreign countries was $14,090.

  --the total amount of income sourced from foreign countries  was $19,534.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander (69)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (75)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

David W. Burke (66)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

Arthur A. Hartman (76)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

George L. Perry (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 12 investment companies (comprised of 65 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 77 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of Dreyfus since November 1992.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.



                  For More Information

                        Dreyfus
                        Investment Portfolios,
                        Founders International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  177AR1202



      Dreyfus Investment
      Portfolios, Founders
      Passport Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                    Founders Passport Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Founders Passport Portfolio, covering the 12-month period from January 1, 2002 through
December 31, 2002. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Tracy Stouffer, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

In 2002, investors witnessed the third consecutive year of negative returns for the global stock markets. With broad measures of global stock market performance down since early 2000, this bear market has been driven by deteriorating business conditions in Europe and deflationary pressures in Japan. Despite recent financial crises in Latin America, the emerging markets generally fared better than the developed markets during the year. However, the market's disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

Tracy Stouffer, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Passport Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, Dreyfus Investment Portfolios, Founders Passport Portfolio produced total returns of -15.42% for both its Initial and Service shares.(1) In comparison, the portfolio's benchmark, the Morgan Stanley Capital International World ex U.S.A. Index, produced a total return of -15.80% for the same period.(2)

The portfolio essentially matched the performance of its benchmark, which in turn outperformed most major U.S. stock market indexes in U.S. dollar terms. Still, total returns were negative due to generally weak global economic conditions and concerns about war in the Middle East.

What is the portfolio's investment approach?

The portfolio invests primarily in foreign companies with annual revenues or market capitalizations of $1.5 billion or less that have demonstrated earnings growth as well as dominance in their market niches. The portfolio is a broadly diversified portfolio and currently holds more than 100 stocks across many industries.

Because of this broad mandate, we believe it is very important for us to meet with corporate management teams to assess their business strategies. We also believe it is important to travel to the countries in which they are located to assess the local business environment. When it comes to international small-cap stocks, it is especially important to learn as much as we can, because there is a limited amount of Wall Street research available on many of these companies.

What other factors influenced the portfolio's performance?

All three of the major developed markets -- the U.S., Europe and Japan -- operated in weak economic environments during 2002. Because these markets tend to be interrelated, a sputtering U.S. market

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

had an adverse impact on stocks throughout the world. In Europe, stock market performance reflected the region's sluggish economy, particularly in Germany, Sweden and France. The European Central Bank reduced interest rates by 0.5 percentage points in November in an attempt to reignite growth. On another hopeful note, France cut taxes in October, which led to a rise in consumer spending. However, Germany raised taxes in response to certain European Monetary Union requirements. In this environment, the portfolio avoided the full brunt of Europe's declines by maintaining a lower percentage of its investments in European stocks than that of its benchmark.

In contrast to the developed markets, emerging markets in Asia continued to post relatively strong growth. Taiwan and China reported a boom in exports, and Thailand has become a leader in automobile manufacturing. Companies such as Toyota, Ford Motor and Honda have been investing in Thailand and as a result have positively influenced the economy in Thailand, along with some of the portfolio' s holdings throughout the year. South Korea was performing well for most of the year, particularly among shipbuilders and cellular telephone component companies. However, in the fourth quarter South Korea stocks fell as soaring household debt mounted, concern grew over another round of crises in the financial industry and North Korea' s nuclear weapons program contributed to geopolitical instability late in the year.

From a U.S. investor' s perspective, one of the most positive influences on international stock market performance was a weakening dollar relative to other major currencies. As corporate scandals shook confidence in the integrity of the U.S. markets, the euro and the yen appreciated against the U.S. dollar. When foreign currencies strengthen against the dollar, U.S. investors benefit, because a given foreign currency will buy more dollars, boosting investment returns. As a result, the portfolio's total return during the reporting period was higher than it would have been without taking the dollar's weakness into account.

A further consequence of a weak dollar was a strong market for gold as investors sought a relatively safe haven from the reporting period's political and economic disruptions. Historically, gold has been viewed as an attractive investment during times of war, and rising tensions in the Middle East, South Asia and North Korea drove the price of gold and gold-mining stocks sharply higher during 2002. The portfolio's gold stock holdings, which comprised nearly 3% of total assets, benefited accordingly

What is the portfolio's current strategy?

Reflecting our view of their respective economic prospects, the portfolio has continued to emphasize emerging markets in Asia while de-emphasizing developed markets in Europe. Current investment themes include the introduction of a new generation of cell phones with such features as color screens and built-in cameras. In addition, our research indicates that companies with exposure to Asian manufacturing and consumption are likely to remain strong. As world trade recovers, we believe that shares of shipping companies may also benefit. However, we believe that global stock market volatility is likely to remain high as long as the crises in Iraq and North Korea persist.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

() PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. - REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Founders Passport Portfolio Initial shares and Service shares and the Morgan Stanley Capital International World ex U.S. Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                         Inception                              From
                           Date              1 Year           Inception
-------------------------------------------------------------------------------

INITIAL SHARES            9/30/98           (15.42)%           (2.77)%

SERVICE SHARES            9/30/98           (15.42)%           (2.77)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.




THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS PASSPORT PORTFOLIO ON 9/30/98 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

December 31, 2002

COMMON STOCKS--88.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--.9%

Emperor Mines                                                                                    30,475  (a)              12,963

Origin Energy                                                                                    44,225                   91,833

                                                                                                                         104,796

AUSTRIA--.0%

Wolford                                                                                             300  (a)               2,948

BRAZIL--2.4%

Brasil Telecom                                                                                   19,075                   63,260

Tele Centro Oeste Celular Participacoes, ADR                                                     22,800                   91,200

Unibanco, GDR                                                                                    12,700                  139,065

                                                                                                                         293,525

CANADA--8.0%

Aur Resources                                                                                    13,050  (a)              30,683

Bonavista Petroleum                                                                               1,500  (a)              32,359

Canadian 88 Energy                                                                               54,625  (a)              87,932

Creo                                                                                              2,850  (a)              23,228

Eldorado Gold                                                                                   120,650  (a)             158,277

IPSCO                                                                                             3,250                   32,564

Industrial-Alliance Life Insurance                                                                2,450                   61,316

LionOre Mining International                                                                     11,175  (a)              34,986

Mega Bloks                                                                                        1,200  (a)              17,872

Mega Bloks 144A                                                                                  12,575  (a,b)           187,282

Precision Drilling                                                                                1,000  (a)              32,290

RONA                                                                                             12,600                  108,201

Tesco                                                                                             6,825  (a)              80,971

Wheaton River Minerals                                                                           84,375  (a)              78,605

                                                                                                                         966,566

CHINA--5.7%

Anhui Conch Cement, Cl. H                                                                       182,000                   61,262

AsiaInfo Holdings                                                                                12,900  (a)              81,786

BYD, Cl. H                                                                                       92,500                  186,222

China Oilfield Services                                                                         304,000                   74,065

Hainan Meilan Airport                                                                           154,000                   72,572

Jiangxi Copper, Cl. H                                                                           267,000                   33,210

Shenzhen Expressway, Cl. H                                                                      260,000                   51,677

Sinopec Zhenhai Refining and Chemical Co., Cl. H                                                118,000                   29,657

Travelsky Technology, Cl. H                                                                     132,000                   91,402

                                                                                                                         681,853


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

DENMARK--1.1%

Radiometer, Cl. B                                                                                 2,500                  130,442

FINLAND--2.0%

Comptel                                                                                          75,675                   81,033

Elcoteq Network, Cl. A                                                                            7,625  (a)              86,451

Perlos                                                                                           12,350                   78,049

                                                                                                                         245,533

FRANCE--2.3%

Clarins                                                                                           2,200                   98,156

Gemplus International                                                                            48,275  (a)              50,679

Havas                                                                                            10,775                   41,853

MEDIDEP                                                                                           3,050  (a)              49,149

NRJ                                                                                               2,675                   40,719

                                                                                                                         280,556

GERMANY--2.9%

Escada                                                                                            3,700                   38,066

Evotec OAI                                                                                            1  (a)                   2

FJA                                                                                               2,275                   46,572

Puma                                                                                              1,000                   68,027

SGL Carbon                                                                                        2,700  (a)              22,392

Stada Arzneimittel                                                                                2,275                   90,994

Zapf Creation                                                                                     2,800                   77,895

                                                                                                                         343,948

GREECE--.6%

Aktor S.A. Technical                                                                             12,075                   73,016

HONG KONG--1.4%

Bossini International                                                                           177,000  (a)               5,583

China Pharmaceutical Enterprise & Investment                                                    380,000                   68,218

Global Bio-chem Technology                                                                      156,000                   41,508

QPL International                                                                               251,000  (a)              54,716

                                                                                                                         170,025

INDONESIA--.9%

PT Astra International                                                                          296,000  (a)             104,179

IRELAND--.3%

Paddy Power                                                                                       7,475                   39,864

ISRAEL--.3%

BATM Advanced Communications                                                                     11,475  (a)               2,772

M-Systems Flash Disk Pioneers                                                                     5,050  (a)              36,915

                                                                                                                          39,687

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ITALY--4.1%

Bulgari                                                                                          33,825                  160,503

Cairo Communication                                                                               3,175                   66,662

Ericsson                                                                                          1,000                   20,849

Mondadori (Arnoldo) Editore                                                                      21,200                  130,975

Navigazione Montanari                                                                            25,725                   33,029

Tod's                                                                                             2,700                   86,649

                                                                                                                         498,667

JAPAN--9.6%

ASICS                                                                                            98,000  (a)              82,526

Cleanup                                                                                           6,000                   45,575

Don Quijote                                                                                         500                   45,852

ENPLAS                                                                                            3,900                   96,884

EZAKI GLICO                                                                                       6,000                   34,661

KURODA ELECTRIC                                                                                      60                    1,155

Milbon                                                                                            2,580                   61,703

Net One Systems                                                                                      13                   55,284

OILES                                                                                             3,900                   56,817

Pasona                                                                                               26  (a)              47,949

RECRM RESEARCH                                                                                       74  (a)              49,853

Rakuten                                                                                              84                   63,946

SHIMA SEIKI MANUFACTURING                                                                         1,900                   39,680

SOHGO SECURITY SERVICES                                                                           4,700                   66,493

STUDIO ALICE                                                                                      4,550                  126,442

TAKARA                                                                                            6,000                   52,547

Taito                                                                                               127                  105,771

Toyo Tire & Rubber                                                                               42,000                   81,701

YOKOWO                                                                                            6,800                   36,935

                                                                                                                       1,151,774

MALAYSIA--1.6%

APM Automotive                                                                                   80,000                   64,000

IGB                                                                                              10,000                    2,250

SP Setia                                                                                         68,999                   44,486

Transmile                                                                                        68,800                   44,177

YTL                                                                                              49,000                   40,747

                                                                                                                         195,660

MEXICO--.4%

Grupo Financiero Banorte S.A. de C.V., Cl. O                                                     17,625                   43,298


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS--1.1%

Equant                                                                                           22,725  (a)              92,326

Eurocommercial Properties                                                                         1,650                   34,643

                                                                                                                         126,969

NORWAY--1.0%

Golar LNG                                                                                        13,400  (a)              82,211

Schibsted                                                                                         4,325                   44,953

                                                                                                                         127,164

PAPUA NEW GUINEA--.8%

Lihir Gold                                                                                      125,025  (a)             100,766

PORTUGAL--.3%

PT Multimedia-Servicos de Telecomunicacoes e Multimedia                                           3,275  (a)              34,450

SINGAPORE--2.9%

Cycle & Carriage                                                                                 31,662                   62,065

Hyflux                                                                                           77,000                   49,277

Jurong Technologies Industrial                                                                  364,000                   60,859

Neptune Orient Lines                                                                            263,000  (a)             139,498

Seksun                                                                                           63,000                   32,871

                                                                                                                         344,570

SOUTH KOREA--3.6%

Baiksan OPC                                                                                       5,140                   29,773

Hanjin Shipping                                                                                  25,760                  133,573

Hanmi Pharmaceutical Industrial                                                                   1,240                   19,655

Interpark                                                                                        31,520  (a)              58,201

Kumho Electric                                                                                    3,910  (a)              53,735

LG Electronics Investment                                                                         2,500                   28,245

NHN                                                                                               1,510                   56,654

Samsung Heavy Industries                                                                         16,010  (a)              54,669

                                                                                                                         434,505

SPAIN--.4%

Viscofan                                                                                          6,925                   47,036

SWEDEN--7.9%

Allgon, Cl. B                                                                                    12,075  (a)              16,690

Axfood                                                                                           10,200                  190,334

Capio                                                                                            22,200  (a)             176,442

D. Carnegie & Co.                                                                                 2,800                   18,061

Eniro                                                                                            28,400                  179,921

Getinge, Cl. B                                                                                    4,800                   98,415

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SWEDEN (CONTINUED)

Industriforvaltnings, Cl. B                                                                       9,100                   91,193

LGP Telecom                                                                                      17,150  (a)              70,326

Modern Times, Cl. B                                                                               1,500  (a)              12,181

SSAB Svenskt Stal                                                                                 8,000                   94,913

                                                                                                                         948,476

SWITZERLAND--3.7%

Centerpulse                                                                                       1,225  (a)             213,683

Centerpulse, ADR                                                                                    860  (a)              14,904

Converium                                                                                         3,150                  152,758

Saurer                                                                                            2,775  (a)              61,763

                                                                                                                         443,108

THAILAND--6.5%

Aapico Hitech                                                                                    61,200  (a)              44,697

Amata                                                                                            68,950                   30,374

BEC World                                                                                        13,600                   64,327

Central Pattana                                                                                  23,300                   29,172

Hemaraj Land and Development                                                                    348,425  (a)              40,392

Kiatnakin Finance                                                                                85,300                   64,277

Lalin Property                                                                                  186,600  (a)             113,569

Major Cineplex                                                                                   74,600  (a)             140,102

Noble Development                                                                               327,500  (a)              68,340

PTT                                                                                             117,300                  114,907

Siam Panich Leasing                                                                              51,450                   46,822

Thai Stanley Electric                                                                             9,400                   29,859

                                                                                                                         786,838

UNITED KINGDOM--15.5%

ARM                                                                                             155,450  (a)             120,154

Aberdeen Asset Management                                                                        40,925                   46,790

Autonomy                                                                                         45,750  (a)             128,925

Berkeley                                                                                          4,950                   47,507

Burberry                                                                                         28,425                  102,760

Chloride                                                                                         86,450                   44,547

easyJet                                                                                          20,475  (a)              90,340


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

First Choice Holidays                                                                            56,925                   78,301

Future Network                                                                                   30,350  (a)              26,880

HIT Entertainment                                                                                48,025                  165,303

Helphire                                                                                          2,875  (a)               8,241

ICAP                                                                                              4,200                   67,633

Intec Telecom Systems                                                                           119,700  (a)              38,551

Kingston Communications (HULL)                                                                   14,425  (a)              15,795

lastminute.com                                                                                   12,175  (a)              20,064

LogicaCMG                                                                                        22,614                   54,623

NHP                                                                                             102,309  (a)             176,116

NXT                                                                                              32,275  (a)              25,726

New Look                                                                                          5,100                   19,546

Spectris                                                                                         12,350                   57,076

Spirent                                                                                         164,150                   44,275

Stagecoach                                                                                      319,125                  151,597

TTP Communications                                                                               86,125  (a)              99,300

Telewest Communications                                                                       1,497,350  (a)              48,224

VT                                                                                                7,875                   28,218

Wood (John)                                                                                      39,575                  102,442

Yule Catto & Co.                                                                                 14,550                   65,252

                                                                                                                       1,874,186

TOTAL COMMON STOCKS

   (cost $11,119,773)                                                                                                 10,634,405
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.1%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--1.0%

Companhia Siderurgica de Tubarao                                                                  5,400                   61,017

Usinas Siderurgicas de Minas Gerais                                                              33,500                   62,079

                                                                                                                         123,096

GERMANY--.1%

Krones                                                                                              125                    5,735

TOTAL PREFERRED STOCKS

   (cost $128,343)                                                                                                       128,831

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--9.1%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Federal Farm Credit Bank

  .85%, 1/2/2003

   (cost $1,099,974)                                                                          1,100,000                1,099,974
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $12,348,090)                                                               98.4%              11,863,210

CASH AND RECEIVABLES (NET)                                                                          1.6%                 194,797

NET ASSETS                                                                                        100.0%              12,058,007

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2002, THESE SECURITIES AMOUNTED TO $187,282 OR 1.6% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                               Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  12,348,090  11,863,210

Receivable for investment securities sold                               650,332

Dividends receivable                                                     16,582

Prepaid expenses                                                            318

Due from The Dreyfus Corporation and affiliates                          48,340

                                                                     12,578,782
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                         280,369

Payable for investment securities purchased                             113,791

Payable for shares of Beneficial Interest redeemed                       16,104

Accrued expenses                                                        110,511

                                                                        520,775
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       12,058,007
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      30,996,684

Accumulated undistributed investment income--net                         27,867

Accumulated net realized gain (loss) on investments                 (18,482,625)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (483,919)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       12,058,007

NET ASSET VALUE PER SHARE

                                            Initial Shares  Service Shares
-------------------------------------------------------------------------------

Net Assets ($)                                  11,347,726         710,281

Shares Outstanding                               1,142,141          71,455
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                         9.94            9.94

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $27,526 foreign taxes withheld at source)       223,685

Interest                                                                15,702

TOTAL INCOME                                                           239,387

EXPENSES:

Investment advisory fee--Note 3(a)                                     154,383

Custodian fees                                                         312,205

Auditing fees                                                           35,851

Prospectus and shareholders' reports                                    30,919

Legal fees                                                               3,265

Shareholder servicing costs--Note 3(b)                                   2,408

Distribution fees--Note 3(b)                                             1,895

Trustees' fees and expenses--Note 3(c)                                     471

Loan commitment fees--Note 2                                               217

Miscellaneous                                                           18,615

TOTAL EXPENSES                                                         560,229

Less--waiver of fees and assumption of expenses by The Dreyfus
  Corporation due to undertaking--Note 3(a)                           (328,654)

NET EXPENSES                                                           231,575

INVESTMENT INCOME--NET                                                   7,812
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (1,877,825)

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                       (276,239)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,154,064)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,146,252)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              7,812               48,468

Net realized gain (loss) on investments        (1,877,825)          (6,673,599)

Net unrealized appreciation
   (depreciation) on investments                 (276,239)          (1,523,458)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (2,146,252)          (8,148,589)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (40,280)                  --

Service shares                                     (1,859)                  --

TOTAL DIVIDENDS                                   (42,139)                  --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 17,062,994           16,132,702

Service shares                                    330,979            1,838,982

Dividends reinvested:

Initial shares                                     40,280                   --

Service shares                                      1,859                   --

Cost of shares redeemed:

Initial shares                                (20,181,798)         (17,840,283)

Service shares                                   (251,793)          (1,020,540)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,997,479)            (889,139)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (5,185,870)          (9,037,728)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            17,243,877           26,281,605

END OF PERIOD                                  12,058,007           17,243,877

Undistributed investment income--net               27,867               42,095

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,448,552            1,219,921

Shares issued for dividends reinvested              3,269                   --

Shares redeemed                                (1,709,542)          (1,367,363)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (257,721)            (147,442)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        29,099              146,100

Shares issued for dividends reinvested                151                   --

Shares redeemed                                   (22,007)             (81,917)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,243               64,183

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                      Year Ended December 31,
                                                             -----------------------------------------------------------------------

INITIAL SHARES                                                   2002           2001           2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.78          16.99          23.82          14.46         12.50

Investment Operations:

Investment income (loss)--net                                     .01(b)         .03(b)        (.11)(b)       (.10)(b)       .00(c)

Net realized and unrealized
   gain (loss) on investments                                   (1.82)         (5.24)         (5.61)         11.04          1.97

Total from Investment Operations                                (1.81)         (5.21)         (5.72)         10.94          1.97

Distributions:

Dividends from investment income--net                            (.03)            --             --             --          (.00)(c)

Dividends from net realized
   gain on investments                                             --             --          (1.11)         (1.58)         (.01)

Total Distributions                                              (.03)            --          (1.11)         (1.58)         (.01)

Net asset value, end of period                                   9.94          11.78          16.99          23.82         14.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (15.42)        (30.66)        (25.76)         76.05         15.79(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                         1.50           1.50           1.50           1.50           .38(d)

Ratio of net investment income (loss)
   to average net assets                                          .05            .24           (.47)          (.60)          .02(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                    2.11           2.01           2.09           2.14           .30(d)

Portfolio Turnover Rate                                        484.89         729.40         493.10         319.31          3.98(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          11,348         16,487         26,281         14,836         5,788

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              Year Ended December 31,
                                                                                  ------------------------------------------------

SERVICE SHARES                                                                         2002            2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.78           16.99             16.99

Investment Operations:

Investment income (loss)--net                                                           .00(b,c)       (.01)(b)            --

Net realized and unrealized
   gain (loss) on investments                                                         (1.81)          (5.20)               --

Total from Investment Operations                                                      (1.81)          (5.21)               --

Distributions:

Dividends from investment income--net                                                  (.03)             --                --

Net asset value, end of period                                                         9.94           11.78             16.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (15.42)         (30.66)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.50            1.50                --

Ratio of net investment income (loss)
   to average net assets                                                                .03            (.12)               --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       2.42            2.56                --

Portfolio Turnover Rate                                                              484.89          729.40            493.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   710             757                 1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Passport Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio's sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The portfolio accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last The Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $14 during the period ended December 31, 2002
based    on

available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $32,210, accumulated capital losses $18,334,182 and unrealized depreciation $501,359. In addition, the portfolio had $135,346 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $6,528,027 of the carryover expires in fiscal 2008, $9,960,725 expires in fiscal 2009 and $1,845,430 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $42,139 and $0.

During  the period ended December 31, 2002, as a result of permanent book to tax
differences,   the  portfolio  increased  accumulated  undistributed  investment income-net by $20,099 and decreased net realized

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at  the  annual  rate  of  1%  of  the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2002, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $328,654 pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%


(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares's average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, service shares were charged $1,895 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $153 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $70,320,203 and $74,828,563, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $12,365,530; accordingly, accumulated net unrealized depreciation on investments was $502,320, consisting of $417,254 gross unrealized appreciation
and    $919,574    gross    unrealized    depreciation.

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Founders Passport Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Passport Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Passport Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2002:

  --the total amount of taxes paid to foreign countries was $27,526.

  --the total amount of income sourced from foreign countries  was $51,544.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER (69)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


DAVID W. BURKE (66)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ARTHUR A. HARTMAN (76)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 56 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 53 years old and has been an employee of Dreyfus since July 1980

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 12 investment companies (comprised of 65 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 77 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of Dreyfus since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since October 1988.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 28 investment companies (comprised of 119 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolio

NOTES

                  For More Information

                        Dreyfus Investment Portfolios,
                        Founders Passport Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Investment Portfolios,
                        MidCap Stock Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                         MidCap Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John O' Toole.

In 2002, investors witnessed the third consecutive year of negative returns for the broad U.S. stock markets. Virtually every industry group, investment style and capitalization range, including midcap stocks, suffered losses in 2002, leaving investors few shelters from the storm. However, the market' s disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the portfolio's Initial shares produced a -12.49% total return and its Service shares produced a -12.64% total return.(1) In comparison, the Standard & Poor's MidCap 400 Index (the "Index"), the portfolio's benchmark, returned -14.51% for the same period.(2)

Most major stock market indices declined for the third year in a row. The midcap sector was no exception, although its decline was less pronounced than that of large-cap stocks. The portfolio produced higher returns than its benchmark, primarily because of its modest bias toward value-oriented stocks over growth stocks.

What is the portfolio's investment approach?

The portfolio invests primarily in a blend of growth and value stocks of mid-capitalization companies chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as attractive, neutral or unattractive investments, based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. We establish weightings for each factor based upon our analysis of which factors are being rewarded by investors and make adjustments along the way for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow factor.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Next, our investment management team conducts fundamental research on each stock, which ultimately results in the buy-and-sell recommendations. We seek to have the portfolio own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the portfolio's performance?

For most of the reporting period, investors avoided growth stocks because, in a struggling economy, they weren' t willing to pay a premium for future expectations of earnings growth. Instead, investors preferred value companies where earnings expectations and valuations were more modest. As a result, the portfolio's focus on value contributed positively to its performance relative to its benchmark, which does not favor a specific investment style.

For example, we tended to avoid high-growth biotechnology stocks, investing instead in slower growing health insurance and generic pharmaceutical companies. Health insurers such as PacifiCare Health Systems and Oxford Health Plans experienced a strong pricing environment in 2002, bolstering profitability. Mylan Laboratories, a generic drug manufacturer, benefited from the public's desire to control health care costs with cheaper generics rather than brand name products. Midsize regional banks also saw improving results during the year by generally avoiding loans to borrowers that later declared bankruptcy, while lower interest rates reduced their deposit costs. Other strong performers included Garmin, a worldwide provider of navigation systems, most of which are enabled by global positioning system (GPS) technology, and Apollo Group, which through the University of Phoenix provides higher education to working adults.

The portfolio' s results were negatively affected by economically sensitive companies in areas such as specialty chemicals and industrial manufacturers.


In addition, companies that struggled with credit problems or were associated with bankrupt customers performed poorly.

What is the portfolio's current strategy?

We continue to remain focused on value stocks. As of December 31, 2002, we have taken notice that growth stocks generally performed better than value stocks during the fourth quarter of 2002 and, as a result, we may begin to shift the portfolio modestly towards growth companies to reflect what we believe to be attractive prices in that area if such a trend should continue.

For the stock market to recover significantly, corporate capital spending must increase, particularly since consumer spending is showing signs of abating after a strong 2002. The last time capital spending boomed was in the late 1990s as companies readied for Y2K. More than three years have passed, suggesting that a new round of spending by the nation's corporations is more than past due as equipment becomes obsolete. We have started to position the portfolio to benefit from such a resumption of capital spending.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio Initial shares and Service shares and the Standard & Poor's MidCap 400 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                           Inception                              From
                             Date              1 Year           Inception
--------------------------------------------------------------------------------

INITIAL SHARES              5/1/98            (12.49)%           (0.21)%

SERVICE SHARES              5/1/98            (12.64)%           (0.27)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, MIDCAP STOCK PORTFOLIO ON 5/1/98 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2002




COMMON STOCKS--97.8%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--12.5%

Aztar                                                                                            41,700  (a)             595,476

Bob Evans Farms                                                                                  48,900                1,141,815

Borders Group                                                                                    72,800  (a)           1,172,080

Brinker International                                                                            56,400  (a)           1,818,900

Furniture Brands International                                                                   34,400  (a)             820,440

GTECH Holdings                                                                                   33,500  (a)             933,310

Gentex                                                                                           56,000  (a)           1,771,840

International Game Technology                                                                    13,300  (a)           1,009,736

J. C. Penney (Holding Co.)                                                                       40,500  (b)             931,905

Jones Apparel Group                                                                              38,200  (a)           1,353,808

Magna International, Cl. A                                                                       16,200                  909,630

Michaels Stores                                                                                  67,900  (a)           2,125,270

Mohawk Industries                                                                                38,200  (a)           2,175,490

Neiman Marcus Group, Cl. A                                                                       29,000  (a)             881,310

Park Place Entertainment                                                                        183,900  (a)           1,544,760

Pier 1 Imports                                                                                   59,300                1,122,549

Polaris Industries                                                                               23,600                1,382,960

Ross Stores                                                                                      59,800                2,534,922

Staples                                                                                          64,000  (a)           1,171,200

Whole Foods Market                                                                               29,500  (a)           1,555,535

Williams-Sonoma                                                                                  59,500  (a,b)         1,615,425

Zale                                                                                             33,100  (a)           1,055,890

                                                                                                                      29,624,251

CONSUMER STAPLES--4.2%

Alberto-Culver, Cl. B                                                                            23,600                1,189,440

Bunge                                                                                            51,200                1,231,872

Dial                                                                                             51,200                1,042,944

Dole Food                                                                                        51,100                1,664,838

Hershey Foods                                                                                    21,600                1,456,704

J. M. Smucker                                                                                    32,400                1,289,844

Pepsi Bottling Group                                                                             29,100                  747,870

Sensient Technologies                                                                            58,000                1,303,260

                                                                                                                       9,926,772

ENERGY RELATED--9.8%

AGL Resources                                                                                    51,100  (b)           1,241,730

BJ Services                                                                                      31,000  (a)           1,001,610



COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Black Hills                                                                                      33,100                  877,812

Devon Energy                                                                                     19,900                  913,410

ENSCO International                                                                              56,800                1,672,760

Energen                                                                                          33,100                  963,210

Equitable Resources                                                                              43,600                1,527,744

FMC Technologies                                                                                 46,900  (a)             958,167

Helmerich & Payne                                                                                50,100                1,398,291

Houston Exploration                                                                              44,700  (a)           1,367,820

MDU Resources Group                                                                              25,500                  658,155

Murphy Oil                                                                                       30,600                1,311,210

Patina Oil & Gas                                                                                 25,000                  791,250

Questar                                                                                          65,600                1,824,992

Tidewater                                                                                        54,600                1,698,060

Valero Energy                                                                                    45,500                1,680,770

Varco International                                                                             102,500  (a)           1,783,500

XTO Energy                                                                                       61,700                1,523,990

                                                                                                                      23,194,481

HEALTH CARE--12.3%

Apogent Technologies                                                                             78,300  (a)           1,628,640

Apria Healthcare Group                                                                           46,100  (a)           1,025,264

Beckman Coulter                                                                                  31,100                  918,072

Biosite                                                                                          42,100  (a,b)         1,432,242

Caremark Rx                                                                                      76,200  (a)           1,238,250

Charles River Laboratories International                                                         31,200  (a)           1,200,576

Chiron                                                                                           31,400  (a)           1,180,640

Coventry Health Care                                                                             42,200  (a)           1,225,066

First Health Group                                                                               66,100  (a)           1,609,535

Gilead Sciences                                                                                  97,600  (a)           3,318,400

Health Net                                                                                       85,600  (a)           2,259,840

Henry Schein                                                                                     36,500  (a)           1,642,500

Hillenbrand Industries                                                                           23,600                1,140,116

ICN Pharmaceuticals                                                                              43,600                  475,676

Millipore                                                                                        27,500  (a)             935,000

Mylan Laboratories                                                                               69,900                2,439,510

Oxford Health Plans                                                                              57,500  (a,b)         2,095,875

STERIS                                                                                           39,800  (a)             965,150

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Sunrise Assisted Living                                                                          33,100  (a,b)           823,859

Varian Medical Systems                                                                           29,700  (a)           1,473,120

                                                                                                                      29,027,331

INTEREST SENSITIVE--19.5%

Aetna                                                                                            29,600                1,217,152

Associated Banc-Corp                                                                             68,100                2,311,314

Astoria Financial                                                                                69,300                1,881,495

Banknorth Group                                                                                  97,700                2,208,020

Bear Stearns Cos.                                                                                22,400                1,330,560

Capital One Financial                                                                            25,700  (b)             763,804

City National                                                                                    51,100                2,247,889

Commerce Bancorp                                                                                 38,800                1,675,772

Compass Bancshares                                                                               72,500                2,267,075

Countrywide Financial                                                                            17,600                  909,040

Dime Bancorp (Warrants)                                                                          19,900  (a)               2,408

Doral Financial                                                                                  51,900                1,484,340

FTI Consulting                                                                                   28,600  (a)           1,148,290

Federated Investors, Cl. B                                                                       46,000                1,167,020

First Tennessee National                                                                         39,900  (b)           1,434,006

First Virginia Banks                                                                             47,300                1,760,979

GreenPoint Financial                                                                             60,200                2,719,836

Hilb, Rogal & Hamilton                                                                           40,100                1,640,090

IPC Holdings                                                                                     23,200  (a)             731,728

John Nuveen, Cl. A                                                                               44,600                1,130,610

Legg Mason                                                                                       35,800  (b)           1,737,732

M&T Bank                                                                                         14,600                1,158,510

MBIA                                                                                             23,800                1,043,868

Marshall & Ilsley                                                                                61,900                1,694,822

New York Community Bancorp                                                                       49,700                1,435,336

North Fork Bancorporation                                                                        31,300                1,056,062

Old Republic International                                                                       52,400                1,467,200

PMI Group                                                                                        65,700                1,973,628

Protective Life                                                                                  36,400                1,001,728

Radian Group                                                                                     54,700                2,032,105

RenaissanceRe Holdings                                                                           17,500                  693,000

Wintrust Financial                                                                               30,200                  945,864

                                                                                                                      46,271,283


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTERNET RELATED--.8%

Expedia, Cl. A                                                                                   18,200  (a)           1,218,130

Overture Services                                                                                27,400  (a)             748,294

                                                                                                                       1,966,424

PRODUCER GOODS--11.9%

American Power Conversion                                                                        43,300  (a)             655,995

Avery Dennison                                                                                   22,900                1,398,732

Bemis                                                                                            25,500                1,265,565

CSX                                                                                              39,400                1,115,414

Cooper Industries, Cl. A                                                                         25,900                  944,055

D. R. Horton                                                                                     89,300                1,549,355

Eastman Chemical                                                                                 25,500                  937,635

Energizer Holdings                                                                               67,300  (a)           1,877,670

Harsco                                                                                           36,500                1,163,985

Hughes Supply                                                                                    26,000                  710,320

ITT Industries                                                                                   10,800                  655,452

J.B. Hunt Transport Services                                                                     31,100  (a)             911,230

Lennar                                                                                           39,300                2,027,880

Lubrizol                                                                                         52,000                1,586,000

PPG Industries                                                                                   17,100                  857,565

Pactiv                                                                                           66,100  (a)           1,444,946

Praxair                                                                                          18,300                1,057,191

Precision Castparts                                                                              56,300                1,365,275

RPM International                                                                               105,500                1,612,040

Rayonier                                                                                         28,800                1,303,200

Teleflex                                                                                         29,000                1,243,810

Valspar                                                                                          20,200                  892,436

York International                                                                               60,200                1,539,314

                                                                                                                      28,115,065

SERVICES--9.9%

Affiliated Computer Services, Cl. A                                                              51,400  (a,b)         2,706,210

Apollo Group, Cl. A                                                                              29,000  (a,b)         1,276,000

DST Systems                                                                                      39,800  (a)           1,414,890

Deluxe                                                                                           30,800                1,296,680

Education Management                                                                             23,600  (a)             887,360

Entercom Communications                                                                          32,900  (a)           1,543,668

Jack Henry & Associates                                                                          47,300                  569,492

Lee Enterprises                                                                                  36,000                1,206,720

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Moody's                                                                                          15,300                  631,737

Pharmaceutical Product Development                                                               39,800  (a)           1,164,946

Rent-A-Center                                                                                    18,200  (a)             909,090

Republic Services                                                                               100,200  (a)           2,102,196

SunGard Data Systems                                                                             64,700  (a)           1,524,332

Valassis Communications                                                                          36,500  (a)           1,074,195

Washington Post, Cl. B                                                                            3,700                2,730,600

Westwood One                                                                                     63,700  (a)           2,379,832

                                                                                                                      23,417,948

TECHNOLOGY--12.1%

Adobe Systems                                                                                    34,900                  869,359

Advanced Fibre Communications                                                                    84,900  (a)           1,416,132

Black Box                                                                                        19,200                  860,160

Cadence Design Systems                                                                           99,900  (a)           1,177,821

Cree                                                                                             69,300  (a,b)         1,133,055

Diebold                                                                                          49,000                2,019,780

Electronic Arts                                                                                  24,400  (a)           1,214,388

FLIR Systems                                                                                     26,200  (a)           1,278,560

Garmin                                                                                           35,200  (a)           1,031,360

Integrated Circuit Systems                                                                       41,900  (a)             764,675

L-3 Communications Holdings                                                                      39,100  (a,b)         1,755,981

Lexmark International                                                                            12,700  (a)             768,350

Microchip Technology                                                                            112,400                2,748,180

Plantronics                                                                                      29,700  (a)             449,361

QLogic                                                                                           35,300  (a)           1,218,203

Reynolds & Reynolds, Cl. A                                                                       49,500                1,260,765

SanDisk                                                                                          66,700  (a)           1,354,010

Semtech                                                                                          49,000  (a)             535,080

Storage Technology                                                                               69,300  (a)           1,484,406

Sybase                                                                                           72,800  (a)             975,520

Symantec                                                                                         75,500  (a)           3,053,975

Varian Semiconductor Equipment Associates                                                        22,500  (a)             534,622

Xilinx                                                                                           32,300  (a)             665,380

                                                                                                                      28,569,123


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--4.8%

Alliant Energy                                                                                   52,900                  875,495

Energy East                                                                                      72,100                1,592,689

Entergy                                                                                          32,700                1,490,793

FirstEnergy                                                                                      21,300                  702,261

IDACORP                                                                                          43,600                1,082,588

Level 3 Communications                                                                          109,600  (a,b)           537,040

Pinnacle West Capital                                                                            18,200                  620,438

SCANA                                                                                            65,600                2,030,976

Wisconsin Energy                                                                                100,300                2,527,560

                                                                                                                      11,459,840

TOTAL COMMON STOCKS

   (cost $234,091,011)                                                                                               231,572,518
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 1.05%, dated

  12/31/2002, due 1/2/2003, in the

  amount of $5,645,329 (fully collateralized

  by $3,365,000 U.S. Treasury Bonds,
  11.25%, 2/15/2015, value $5,761,511)

   (cost $5,645,000)                                                                          5,645,000                5,645,000
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--4.5%                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $10,613,628)                                                                        10,613,628               10,613,628
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $250,349,639)                                                            104.7%              247,831,146

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.7%)              (11,124,217)

NET ASSETS                                                                                       100.0%              236,706,929

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT DECEMBER 31, 2002, THE
     TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $10,199,886 AND
     THE  TOTAL  MARKET  VALUE  OF  THE  COLLATERAL  HELD  BY THE  PORTFOLIO  IS
     $10,613,628.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments--Note 1(b) (including
   securities loaned valued at $10,199,886)            250,349,639  247,831,146

Cash                                                                     51,990

Receivable for investment securities sold                             3,932,839

Dividends and interest receivable                                       127,225

Prepaid expenses                                                          1,739

                                                                     251,944,939
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           162,565

Liability for securities loaned--Note 1(b)                           10,613,628

Payable for investment securities purchased                           3,941,656

Payable for shares of Beneficial Interest redeemed                      450,325

Accrued expenses                                                         69,836

                                                                     15,238,010
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      236,706,929
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     272,286,237

Accumulated undistributed investment income--net                         19,570

Accumulated net realized gain (loss) on investments                 (33,080,385)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (2,518,493)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      236,706,929

NET ASSET VALUE PER SHARE

                                               Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                    218,386,985      18,319,944

Shares Outstanding                                 18,142,725       1,524,752
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                           12.04           12.02

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,845 foreign taxes withheld at source)      2,469,498

Interest                                                               145,043

Income from securities lending                                         100,792

TOTAL INCOME                                                         2,715,333

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,748,357

Prospectus and shareholders' reports                                    93,760

Professional fees                                                       61,940

Custodian fees--Note 3(b)                                               50,662

Distribution fees--Note 3(b)                                            38,380

Shareholder servicing costs--Note 3(b)                                  24,926

Trustees' fees and expenses--Note 3(c)                                   1,857

TOTAL EXPENSES                                                       2,019,882

Less--waiver of fees due to undertaking--Note 3(a)                     (15,122)

NET EXPENSES                                                         2,004,760

INVESTMENT INCOME--NET                                                 710,573
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (23,480,437)

Net unrealized appreciation (depreciation) on investments          (13,210,329)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (36,690,766)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (35,980,193)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            710,573              294,464

Net realized gain (loss) on investments       (23,480,437)          (9,119,810)

Net unrealized appreciation
   (depreciation) on investments              (13,210,329)           8,706,299

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (35,980,193)            (119,047)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (657,623)            (291,394)

Service shares                                   (41,127)             (11,519)

TOTAL DIVIDENDS                                 (698,750)            (302,913)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                101,318,850         116,445,355

Service shares                                 13,400,255          11,203,275

Dividends reinvested:

Initial shares                                    657,623             291,394

Service shares                                     41,127              11,519

Cost of shares redeemed:

Initial shares                                (30,248,497)        (11,777,128)

Service shares                                 (2,575,825)         (1,744,659)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            82,593,533         114,429,756

TOTAL INCREASE (DECREASE) IN NET ASSETS        45,914,590         114,007,796
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           190,792,339          76,784,543

END OF PERIOD                                 236,706,929         190,792,339

Undistributed investment income--net               19,570               3,241


                                                     Year Ended December 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     7,374,719            8,633,138

Shares issued for dividends reinvested             54,017               21,652

Shares redeemed                                (2,404,341)            (910,014)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,024,395            7,744,776
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,006,141              842,364

Shares issued for dividends reinvested              3,385                  856

Shares redeemed                                  (193,139)            (134,890)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     816,387              708,330

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                         Year Ended December 31,
                                                                 ----------------------------------------------------------------
INITIAL SHARES                                                   2002            2001         2000         1999         1998(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.80           14.29        13.44        12.16          12.50

Investment Operations:

Investment income--net                                            .04(b)          .03(b)       .05(b)       .03(b)         .02

Net realized and unrealized
   gain (loss) on investments                                   (1.76)           (.50)        1.05         1.28           (.34)

Total from Investment Operations                                (1.72)           (.47)        1.10         1.31           (.32)

Distributions:

Dividends from investment
   income--net                                                   (.04)           (.02)        (.03)        (.03)          (.02)

Dividends from net realized
   gain on investments                                             --              --         (.13)          --              --

Dividends in excess of net
   realized gain on investments                                    --              --         (.09)          --              --

Total Distributions                                              (.04)           (.02)        (.25)        (.03)           (.02)

Net asset value, end of period                                  12.04           13.80        14.29        13.44           12.16
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (12.49)          (3.26)        8.28        10.82           (2.53)(c)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85             .89         .98           .97             .67(c)

Ratio of net investment income

   to average net assets                                          .32             .24         .34           .26             .18(c)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                      --               --        .06           .49             .60(c)

Portfolio Turnover Rate                                         69.15           76.37      102.89         77.73           75.74(c)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         218,387         181,028      76,784        15,563         10,506

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                   Year Ended December 31,
                                                                                       ---------------------------------------------
SERVICE SHARES                                                                         2002           2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  13.78           14.29            14.29

Investment Operations:

Investment income--net                                                                  .02(b)          .01(b)            --

Net realized and unrealized
   gain (loss) on investments                                                         (1.75)           (.50)              --

Total from Investment Operations                                                      (1.73)           (.49)              --

Distributions:

Dividends from investment income--net                                                  (.03)           (.02)              --

Net asset value, end of period                                                        12.02           13.78             14.29
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (12.64)          (3.36)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.00            1.00                --

Ratio of net investment income

   to average net assets                                                                .15             .07                --

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                        .10             .17                --

Portfolio Turnover Rate                                                               69.15           76.37             102.89
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                18,320           9,764               1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the MidCap Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation (the "Manager" ) serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $594 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased
                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $19,570, accumulated capital losses $29,938,221 and unrealized depreciation $3,055,330. In addition, the portfolio had $2,605,327 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $7,978,482 of the carryover expires in fiscal 2009 and $21,959,739 expires in fiscal 2010.


The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $698,750 and $302,913.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $4,506 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2002 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2002, the Manager waived receipt of fees of $15,122, pursuant to the undertaking.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $38,380 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $450 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $50,662 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $240,408,273 and $155,575,146, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $250,886,476; accordingly, accumulated net unrealized depreciation on investments was $3,055,330, consisting of $14,997,837 gross unrealized appreciation and $18,053,167 gross unrealized depreciation.

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (75)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980- Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps, Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


David W. Burke (66)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chadbourne & Parke LLP, Partner

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

Arthur A. Hartman (76)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* First NIS Regional Fund (ING/Barings Management) and New Russia Fund, Chairman

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

George L. Perry (68)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Brookings Institution, Economist and Senior Fellow

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                        The Portfolio

NOTES

                  For More Information

                        Dreyfus Investment Portfolios,
                        MidCap Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  174AR1202

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  178AR1202



      Dreyfus
      Investment Portfolios,
      Technology Growth
      Portfolio

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                    Technology Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the primary portfolio manager, Mark Herskovitz.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market's disappointing start to the 21st century may be good news for today's growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth Portfolio perform relative to its benchmarks?

For the 12-month period ended December 31, 2002, the portfolio's Initial shares produced a -39.41% total return, and its Service shares produced a -39.58% total return.(1) The portfolio's benchmarks, the Morgan Stanley High Technology 35 Index (the "MS High Tech 35 Index") and the Standard & Poor's 500 Composite Stock Price Index ("S& P 500 Index"), produced total returns of -43.11% and -22.09%, respectively, over the same period.(2,3)

Technology stocks continued to suffer from poor business fundamentals in a persistently weak economy. However, the rate of technology companies' earnings declines appears to have slowed, and technology stocks rallied near year-end, which we believe suggest that business fundamentals may be poised to improve. While we certainly are never satisfied with negative returns of this magnitude, the portfolio outperformed the MS High Tech 35 Index under difficult market conditions, which we attribute to our focus on high-quality businesses.

What is the portfolio's investment approach?

The portfolio seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological
innovation.   These   investments   may  include  companies  in  the  computer,
semiconductor, electronics, communications, health care, biotechnology, computer software and hardware, electronic components and systems, networking and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

When evaluating investment opportunities, we first assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sectors. The more attractive sectors are overweighted. Second, we strive to identify the companies that are most likely to benefit from these overall trends. Typically, these companies are leaders in their market

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

segments and are characterized by rapid earnings or revenue growth and dominant market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to evaluate their ability to maintain their leadership positions over time.

This process enables us to seek the stocks of leading technology companies for the portfolio. Many of those stocks are considered core holdings that we believe could lead their industry segments over the long term. We complement these positions with non-core holdings that we believe can provide above-average gains over a shorter time frame.

Although the portfolio looks for companies with the potential for strong earnings or revenue growth rates, some of the portfolio's investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings ("IPOs").

What other factors influenced the portfolio's performance?

In addition to the adverse effects of a sluggish economy, which were particularly severe for many technology companies, the portfolio's holdings were hurt by negative investor sentiment during the reporting period. A number of high-profile corporate scandals and heightened tensions related to a possible war in Iraq caused many investors to shun growth-oriented stocks such as technology companies, in favor of relatively defensive investments.

In this highly challenging investment environment, the portfolio's holdings of semiconductor manufacturers fared particularly poorly. Although we believe that holdings such as Taiwan Semiconductor and United Microelectronics will benefit over the long term from a trend toward greater outsourcing of microchip manufacturing, customer demand remained low in 2002, and their stock prices fell.

On the other hand, some holdings fared relatively well. In the context of the 2002 stock market, however, performance could be measured by how limited a technology stock's losses were, not by how much it gained. Well-established, high-quality companies such as Dell Computer, Microsoft and eBay ranked among the portfolio's best performers. Dell saw its business grow in a shrinking market as it successfully launched new products. Microsoft' s enormous cash reserves of approximately $40 billion helped it withstand economic weakness. And eBay continued to attract new participants to its online auction markets.

What is the portfolio's current strategy?

We have continued to maintain the portfolio's focus on high-quality technology companies such as Cisco Systems, KLA-Tencor and Intel that we believe will emerge strongly from this period of protracted weakness. We have also identified a number of smaller businesses, including telecommunications provider UT Starcom, which we expect to benefit from domination of niche markets.

As of year-end, we have seen some encouraging signs of renewed strength in a number of technology-related businesses. For example, it appears that many personal computers put into service before Y2K are now becoming obsolete, suggesting that demand for computer hardware may improve. We are also seeing the implementation of advances in cell phone technology that may require consumers to upgrade their handsets. While a return to the outsized gains of the late 1990s is highly unlikely, we are hopeful that cyclical developments such as these will translate into better performance for the portfolio in 2003.

January 15, 2003

   The portfolio's share price is likely to be more volatile than that of portfolios that do not concentrate in one sector. The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile segments of the market.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio Initial shares and Service shares with the Standard & Poor's 500 Composite Stock Price Index and the Morgan Stanley High Technology 35 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                                Inception                              From

                                  Date              1 Year           Inception
--------------------------------------------------------------------------------

INITIAL SHARES                   8/31/99           (39.41)%          (20.72)%

SERVICE SHARES                   8/31/99           (39.58)%          (20.89)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

((+)(+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, TECHNOLOGY GROWTH PORTFOLIO ON 8/31/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX (THE "MS HIGH TECH 35 INDEX") AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX") ON THAT DATE.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2002 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE MS HIGH TECH 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

                                                        The Portfolio

December 31, 2002


STATEMENT OF INVESTMENTS

COMMON STOCKS--94.3%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY--4.5%

Amgen                                                                                            25,700  (a)           1,242,338

Genentech                                                                                        41,500  (a)           1,376,140

                                                                                                                       2,618,478

COMPUTER SERVICES--6.2%

Automatic Data Processing                                                                        56,000                2,198,000

First Data                                                                                       41,000                1,451,810

                                                                                                                       3,649,810

DATA STORAGE--6.7%

EMC                                                                                             163,000  (a)           1,000,820

Emulex                                                                                           52,000  (a)             964,600

Network Appliance                                                                               133,500  (a)           1,335,000

QLogic                                                                                           18,000  (a)             621,180

                                                                                                                       3,921,600

HARDWARE--8.0%

Dell Computer                                                                                    91,000  (a)           2,433,340

International Business Machines                                                                  13,000                1,007,500

Lexmark International                                                                            20,600  (a)           1,246,300

                                                                                                                       4,687,140

INTERNET--4.3%

Apollo Group, Cl. A                                                                              25,700  (a)           1,130,800

eBay                                                                                             20,600  (a,b)         1,397,092

                                                                                                                       2,527,892

NETWORKING--3.8%

Cisco Systems                                                                                   167,500  (a)           2,194,250

SEMICONDUCTORS--18.2%

Intel                                                                                           118,700                1,848,159

Linear Technology                                                                                77,500                1,993,300

Microchip Technology                                                                             52,500                1,283,625

STMicroelectronics, ADR                                                                          51,000                  995,010

Taiwan Semiconductor                                                                          2,006,290  (a)           2,466,608

Texas Instruments                                                                                65,000                  975,650

United Microelectronics, ADR                                                                    332,000  (a)           1,115,520

                                                                                                                      10,677,872


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT--6.1%

Applied Materials                                                                               100,000  (a)           1,303,000

KLA-Tencor                                                                                       33,500  (a)           1,184,895

Novellus Systems                                                                                 37,500  (a)           1,053,000

                                                                                                                       3,540,895

SOFTWARE--23.8%

Adobe Systems                                                                                    38,500                  959,035

BEA Systems                                                                                     167,000  (a)           1,915,490

Electronic Arts                                                                                  24,700  (a,b)         1,229,319

Microsoft                                                                                        56,000  (a)           2,895,200

Oracle                                                                                          174,000  (a)           1,879,200

PeopleSoft                                                                                       49,000  (a)             896,700

Rational Software                                                                               137,500  (a)           1,428,625

Symantec                                                                                         50,500  (a)           2,042,725

Take-Two Interactive Software                                                                    30,000  (a)             704,700

                                                                                                                      13,950,994

TELECOMMUNICATION EQUIPMENT--8.1%

Harris                                                                                           18,000                  473,400

JDS Uniphase                                                                                    125,000  (a)             308,750

Nokia Oyj, ADR                                                                                   82,200                1,274,100

UTStarcom                                                                                       136,000  (a)           2,696,880

                                                                                                                       4,753,130

UTILITIES--4.6%

SBC Communications                                                                               54,000                1,463,940

Verizon Communications                                                                           31,700                1,228,375

                                                                                                                       2,692,315

TOTAL COMMON STOCKS

   (cost $70,953,656)                                                                                                 55,214,376

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

OTHER INVESTMENTS--8.3%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     1,619,906  (c)           1,619,906

Dreyfus Institutional Cash Advantage Plus Fund                                                1,619,906  (c)           1,619,906

Dreyfus Institutional Preferred Plus Money Market Fund                                        1,619,906  (c)           1,619,906

TOTAL OTHER INVESTMENTS

   (cost $4,859,718)                                                                                                   4,859,718
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
   FOR SECURITIES LOANED--2.5%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $1,462,400)                                                                          1,462,400                1,462,400
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $77,275,774)                                                             105.1%               61,536,494

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.1%)              (2,963,566)

NET ASSETS                                                                                       100.0%               58,572,928

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES ARE ON LOAN. AT DECEMBER 31, 2002, THE TOTAL
     MARKET VALUE OF THE  PORTFOLIO'S  SECURITIES ON LOAN IS $1,416,124  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $1,462,400.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $1,416,124)  77,275,774     61,536,494

Cash                                                                     114,726

Cash denominated in foreign currencies                      2,306          2,312

Dividends and interest receivable                                         15,836

Prepaid expenses                                                           1,321

                                                                      61,670,689
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            44,733

Payable for investment securities purchased                           1,541,620

Liability for securities loaned--Note 1(c)                            1,462,400

Payable for shares of Beneficial Interest redeemed                        4,278

Accrued expenses                                                         44,730

                                                                      3,097,761
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       58,572,928
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     199,266,527

Accumulated net realized gain (loss) on investments                (124,954,325)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  (15,739,274)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       58,572,928

NET ASSET VALUE PER SHARE

                                                Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      52,785,888       5,787,040

Shares Outstanding                                   9,179,314       1,012,661
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             5.75          5.71

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $15,932 foreign taxes withheld at source)       177,666

Interest                                                                93,953

Income from securities lending                                           8,227

TOTAL INCOME                                                           279,846

EXPENSES:

Investment advisory fee--Note 3(a)                                     584,402

Custodian fees--Note 3(b)                                               38,416

Prospectus and shareholders' reports                                    33,535

Professional fees                                                       30,767

Distribution fees--Note 3(b)                                            17,373

Trustees' fees and expenses--Note 3(c)                                   1,006

Shareholder servicing costs--Note 3(b)                                   6,009

TOTAL EXPENSES                                                         711,508

INVESTMENT (LOSS)--NET                                                (431,662)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                                (36,204,082)

  Short sale transactions                                              (22,829)

Net realized gain (loss) on forward currency exchange contracts            212

NET REALIZED GAIN (LOSS)                                           (36,226,699)

Net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  (5,065,380)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (41,292,079)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (41,723,741)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--Net                           (431,662)            (173,536)

Net realized gain (loss) on investments       (36,226,699)         (59,304,618)

Net unrealized appreciation (depreciation)
   on investments                              (5,065,380)          10,806,122

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (41,723,741)         (48,672,032)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 16,271,555           22,232,936

Service shares                                  3,358,265            9,773,243

Cost of shares redeemed:

Initial shares                                (20,523,037)         (18,579,292)

Service shares                                 (1,952,682)          (1,159,311)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,845,899)          12,267,576

TOTAL INCREASE (DECREASE) IN NET ASSETS       (44,569,640)         (36,404,456)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           103,142,568          139,547,024

END OF PERIOD                                  58,572,928          103,142,568
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     2,099,395           2,121,700

Shares redeemed                                (2,930,315)         (1,945,315)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (830,920)            176,385
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       418,682             995,519

Shares redeemed                                  (268,398)           (133,177)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     150,284             862,342

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                          Year Ended December 31,
                                                                     ---------------------------------------------------------------
INITIAL SHARES                                                        2002              2001             2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  9.49             14.19            19.45             12.50

Investment Operations:

Investment (loss)--net                                                (.04)(b)          (.02)(b)         (.06)(b)          (.02)(b)

Net realized and unrealized
   gain (loss) on investments                                        (3.70)            (4.68)           (5.18)             6.97

Total from Investment Operations                                     (3.74)            (4.70)           (5.24)             6.95

Distributions:

Dividends from net realized
   gain on investments                                                  --                 --            (.02)              --

Net asset value, end of period                                        5.75               9.49           14.19             19.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    (39.41)            (33.12)         (26.98)            55.60(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .89                .87             .84               .36(c)

Ratio of net investment (loss)
   to average net assets                                              (.53)              (.15)           (.30)             (.14)(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              --                 --             --                .09(c)

Portfolio Turnover Rate                                              91.47               86.25         121.88             20.01(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               52,786              94,992         139,547            65,707

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                    Year Ended December 31,
                                                                                       ---------------------------------------------
SERVICE SHARES                                                                         2002           2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   9.45          14.19             14.19

Investment Operations:

Investment (loss)--net                                                                 (.05)(b)       (.05)(b)           --

Net realized and unrealized
   gain (loss) on investments                                                         (3.69)         (4.69)               --

Total from Investment Operations                                                      (3.74)         (4.74)               --

Net asset value, end of period                                                         5.71           9.45              14.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (39.58)        (33.40)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.12           1.20                --

Ratio of net investment (loss) to average net assets                                   (.77)          (.60)               --

Portfolio Turnover Rate                                                               91.47          86.25             121.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 5,787          8,151                 1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Technology Growth Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital appreciation. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $153 during the period ended December 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned
should   a  borrower  fail  to  return  the  securities  in  a  timely  manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $119,673,831 and unrealized depreciation $19,559,981. In addition, the portfolio had $1,459,787 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.


The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $10,860,287 of the carryover expires in fiscal 2008, $68,467,967 expires in fiscal 2009 and $40,345,577 expires in fiscal 2010.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $431,662, decreased accumulated net realized gain (loss) on investments by $1,121 and decreased paid-in capital by $430,541. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the portfolio did not borrow under
the    line    of    credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value
of   the  portfolio' s  average  daily  net  assets  and  is  payable  monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2002, Service shares were charged $17,373 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $205 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2002, the portfolio was charged $38,416 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market funds as shown in the portfolio' s Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the portfolio derived $82,360 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.


(E) During the period ended December 31, 2002, the portfolio incurred total brokerage commissions of $312,726 of which $1,035 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2002:

                                      Purchases ($)  Sales ($)
--------------------------------------------------------------------------------

Long transactions                        66,772,447           62,270,260

Short sale transactions                     583,162              560,333

   TOTAL                                 67,355,609           62,830,593

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At December 31, 2002, there were no securities sold short outstanding

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2002, there were no forward currency exchange contracts outstanding.

At December 31, 2002, the cost of investments for federal income tax purposes was $81,096,475; accordingly, accumulated net unrealized depreciation on investments was $19,559,981, consisting of $2,035,365 gross unrealized appreciation and $21,595,346 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Technology Growth Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2003

                                                        The Portfolio


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER (69)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


DAVID W. BURKE (66)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ARTHUR A. HARTMAN (76)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                        The Portfolio

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                        The Portfolio

NOTES

                  For More Information

                        Dreyfus Investment Portfolios,
                        Technology Growth Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
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(c) 2003 Dreyfus Service Corporation                                  175AR1202